              As filed with the Securities and Exchange Commission
                                 on May 6, 2005
                      Registration No. 333-89661; 811-09645
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

                        Post-Effective Amendment No. 37                    [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                               Amendment No. 38                            [X]

                        (Check appropriate box or boxes)
                             -----------------------
                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                             101 South Tryon Street
                               Charlotte, NC 28255
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                 Scott Henderson
                          c/o Columbia Management Group
                               100 Federal Street
                                Boston, MA 02110
                     (Name and Address of Agent for Service)

                                 With copies to:
              Marco E. Adelfio, Esq.                Burton M. Leibert, Esq.
              Steven G. Cravath, Esq.               Willkie Farr & Gallagher
              Morrison & Foerster LLP               787 Seventh Avenue
              2000 Pennsylvania Ave., N.W.          New York, New York 10019
              Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant             [ ] on (date) pursuant
    to Rule 485(b)*, or                              to Rule 485(b), or

[X] 60 days after filing pursuant                [ ] on (date) pursuant
    to Rule 485(a), or                               to Rule 485(a).

[ ] 75 days after filing pursuant to             [ ] on (date) pursuant to
    paragraph (a)(2)                                 paragraph(a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

              The Registrant is filing this Post-Effective Amendment No. 37 under the 1933 Act and Post-Effective Amendment No. 38 under the 1940 Act to the Company's Registration Statement on Form N-1A is being filed for the purpose of filing disclosure relating to market timing selective disclosure of portfolio holdings and fair valuation of securities.

                Municipal Bond Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A, B and C Shares
                August 1, 2004



(NATIONS FUNDS LOGO)

NATIONS SHORT-TERM
MUNICIPAL INCOME FUND

NATIONS MUNICIPAL
INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 60.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

  - you want to reduce taxes on your investment income

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 24.

--------------------------------------------------------------------------------


NATIONS SHORT-TERM MUNICIPAL INCOME FUND                         4
------------------------------------------------------------------
NATIONS MUNICIPAL INCOME FUND                                   10
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        21
     About Investor A Shares                                    23
        Front-end sales charge                                  23
        Contingent deferred sales charge                        24
     About Investor B Shares                                    24
        Contingent deferred sales charge                        24
     About Investor C Shares                                    26
        Contingent deferred sales charge                        26
     When you might not have to pay a sales charge              27
  Buying, selling and exchanging shares                         30
     How orders are processed                                   34
  How selling and servicing agents are paid                     40
  Distributions and taxes                                       42
  Legal matters                                                 44
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            46
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   53
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT NORMALLY HAS A DURATION OF LESS THAN THREE YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THIS MEANS THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               0.27%    8.05%    3.97%    4.54%    4.53%    2.31%    5.37%    5.00%    4.55%    2.12%



              *Year-to-date return as of June 30, 2004: -0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           2.86%
         WORST: 1ST QUARTER 1994:         -0.95%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman Brothers 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman Brothers 3-Year Municipal Bond Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 1.14%    3.66%     3.95%      3.99%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      1.14%    3.65%     3.95%      3.99%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.41%    3.59%     3.90%      3.94%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                -3.64%    2.85%     3.64%      3.66%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 0.36%    3.09%     --*        3.82%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              2.68%    4.82%     4.86%      4.87%



         BLENDED LEHMAN BROTHERS 1-YEAR
           MUNICIPAL BOND AND LEHMAN BROTHERS
           3-YEAR MUNICIPAL BOND INDICES
           (REFLECT NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    2.20%    4.37%     4.53%      4.54%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE NOVEMBER 2, 1993, OCTOBER 12, 1993 AND MAY 19, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION--
PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

INVESTOR B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          1.00%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)        none        1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.30%        0.30%        0.30%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.28%        0.28%        0.28%
                                                    --------     --------     --------



         Total annual Fund operating expenses         0.83%        1.58%        1.58%



         Fee waivers and/or reimbursements           (0.18)%      (0.18)%      (0.18)%
                                                    --------     --------     --------



         Total net expenses(4)                        0.65%        1.40%        1.40%
                                                    ========     ========     ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2005. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2005. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2005 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $166     $344      $538      $1,099



         INVESTOR B SHARES                       $143     $481      $843      $1,863



         INVESTOR C SHARES                       $243     $481      $843      $1,863

      If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR C SHARES                       $143     $481      $843      $1,863

NATIONS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT NORMALLY HAS A DURATION OF GREATER THAN SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THIS MEANS THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be greater than six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                 1994      1995     1996     1997     1998     1999     2000     2001     2002     2003
                 ----      ----     ----     ----     ----     ----     ----     ----     ----     ----
               -7.62%**   19.27%    4.50%    9.34%    5.78%   -4.28%    9.79%    3.55%    6.65%    4.91%



               *Year-to-date return as of June 30, 2004: -0.86%
               **The return disclosed has been revised from the 7.62% return disclosed in prior years'
               prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           7.96%
         WORST: 1ST QUARTER 1994:         -6.64%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                -0.06%    3.00%     4.45%      5.91%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     -0.06%    3.00%     4.42%      5.83%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.41%    3.21%     4.47%      5.78%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                -0.87%    2.90%     4.26%      4.60%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 3.03%    3.24%     4.31%      5.23%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    5.31%    5.83%     6.03%      7.11%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE FEBRUARY 1, 1991, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%        0.50%        0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.28%        0.28%        0.28%
                                                     -------      -------      -------



         Total annual Fund operating expenses         1.03%        1.78%        1.78%



         Fee waivers and/or reimbursements           (0.18)%      (0.18)%      (0.18)%
                                                     -------      -------      -------



         Total net expenses(5)                        0.85%        1.60%        1.60%
                                                     =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2005. The figures shown here are after waivers and reimbursements. There is no guarantee that these limitations will continue after July 31, 2005. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2005 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $558     $770     $1,000     $1,659



         INVESTOR B SHARES                       $663     $843     $1,148     $1,882



         INVESTOR C SHARES                       $263     $543       $948     $2,080

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $163     $543      $948      $1,882



         INVESTOR C SHARES                       $163     $543      $948      $2,080

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end, and shall remain posted until the date on which the Fund files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $196 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The table below tells you which BACAP portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                           PORTFOLIO MANAGERS
  NATIONS SHORT-TERM MUNICIPAL   JOHN TRENTACOSTE
  INCOME FUND






  NATIONS MUNICIPAL INCOME FUND  CHRISTOPHER A. ECKSTROM

CHRISTOPHER A. ECKSTROM Christopher Eckstrom, vice president, is a senior municipal portfolio manager for Columbia Management.(1) Mr. Eckstrom has served as a portfolio manager dedicated to municipal strategies at BACAP since April 1998 and has been responsible for short-, intermediate- and long-term municipal investments in both the national and state-specific markets. He currently manages Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, and Nations Virginia Intermediate Municipal Bond Fund. Mr. Eckstrom may also manage other investment products for both BACAP and Columbia Management.

Previously, Mr. Eckstrom was a municipal research analyst covering all types of municipal investments for a BACAP predecessor firm. He earned his BS degree in aeronautical science from Embry-Riddle Aeronautical University and his MBA degree with concentrations in accounting and finance from St. Bonaventure University. Mr. Eckstrom has been a member of the investment community for ten years.

JOHN J. TRENTACOSTE John Trentacoste, director, serves as a senior portfolio manager and fixed income specialist for Columbia Management.

---------------
(1)Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP is part of Columbia Management.

Mr. Trentacoste began managing tax-exempt mutual funds for BACAP in September 2000. During this time he also continued to perform the role of portfolio manager for both taxable and tax-exempt fixed income separate accounts for high-net-worth individuals, which he began doing in 1993. Mr. Trentacoste currently manages Nations North Carolina Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund. He may also manage other investment products for both BACAP and Columbia Management.

Mr. Trentacoste previously spent ten years as the trading manager in the funds management group of a predecessor firm and has extensive experience in trading taxable and tax-exempt securities. He earned his BS degree in finance from the University of Illinois at Champaign-Urbana. Mr. Trentacoste has been a member of the investment community for twenty-two years.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2005. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS SHORT-TERM MUNICIPAL INCOME FUND                    0.30%        0.12%



  NATIONS INTERMEDIATE MUNICIPAL BOND FUND                    0.40%        0.23%



  NATIONS MUNICIPAL INCOME FUND                               0.50%        0.32%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the

Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.22% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY.
 FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Municipal Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               NATIONS             NATIONS
                              SHORT-TERM         INTERMEDIATE          NATIONS
                              MUNICIPAL           MUNICIPAL           MUNICIPAL
  INVESTOR A SHARES          INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                          NO LIMIT            NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END
  SALES CHARGE                  1.00%               3.25%               4.75%



  MAXIMUM DEFERRED SALES
  CHARGE(1)                      NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND        0.25% DISTRIBUTION  0.25% DISTRIBUTION  0.25% DISTRIBUTION
  SHAREHOLDER SERVICING        (12B-1)/            (12B-1)/            (12B-1)/
  FEES                      SERVICE FEE(2)       SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE             NONE                NONE                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This Fund pays this fee under a separate servicing plan.

                                NATIONS             NATIONS
                               SHORT-TERM         INTERMEDIATE          NATIONS
                               MUNICIPAL           MUNICIPAL           MUNICIPAL
  INVESTOR B SHARES           INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                           $100,000            $100,000            $100,000



  MAXIMUM FRONT-END SALES
  CHARGE                          NONE                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                          NONE              3.00%(1)            5.00%(1)



  REDEMPTION FEE                  NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND         0.75% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  SHAREHOLDER SERVICING     (12B-1) FEE AND     (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     0.25% SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 YES

(1)This charge decreases over time. Please see CHOOSING A SHARE
   CLASS -- INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                NATIONS             NATIONS
                               SHORT-TERM         INTERMEDIATE          NATIONS
                               MUNICIPAL           MUNICIPAL           MUNICIPAL
  INVESTOR C SHARES           INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                          NONE                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE(1)                      1.00%               1.00%               1.00%



  REDEMPTION FEE                  NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND         0.75% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  SHAREHOLDER SERVICING     (12B-1) FEE AND     (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     0.25% SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                NONE                NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT-END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

           NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                                                       SALES CHARGE     AMOUNT RETAINED
                                       SALES CHARGE    AS A % OF THE   BY SELLING AGENTS
                                      AS A % OF THE     NET AMOUNT       AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE     INVESTED       OFFERING PRICE
           $0 -- $99,999                  1.00%            1.01%             0.75%



           $100,000 -- $249,999           0.75%            0.76%             0.50%



           $250,000 -- $999,999           0.50%            0.50%             0.40%



           $1,000,000 OR MORE             0.00%            0.00%             1.00%(1)

           NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                       SALES CHARGE     AMOUNT RETAINED
                                       SALES CHARGE    AS A % OF THE   BY SELLING AGENTS
                                      AS A % OF THE     NET AMOUNT       AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE     INVESTED       OFFERING PRICE
           $0 -- $99,999                  3.25%            3.36%             3.00%



           $100,000 -- $249,999           2.50%            2.56%             2.25%



           $250,000 -- $499,999           2.00%            2.04%             1.75%



           $500,000 -- $999,999           1.50%            1.53%             1.25%



           $1,000,000 OR MORE             0.00%            0.00%             1.00%(1)




           NATIONS MUNICIPAL INCOME FUND
                                                       SALES CHARGE     AMOUNT RETAINED
                                       SALES CHARGE    AS A % OF THE   BY SELLING AGENTS
                                      AS A % OF THE     NET AMOUNT       AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE     INVESTED       OFFERING PRICE
           $0 -- $49,999                  4.75%            4.99%             4.25%



           $50,000 -- $99,999             4.50%            4.71%             4.00%



           $100,000 -- $249,999           3.50%            3.63%             3.00%



           $250,000 -- $499,999           2.50%            2.56%             2.25%



           $500,000 -- $999,999           2.00%            2.04%             1.75%



           $1,000,000 OR MORE             0.00%            0.00%             1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Municipal Income Fund.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

  NATIONS INTERMEDIATE MUNICIPAL BOND FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
  THE FIRST YEAR YOU OWN THEM                                            3.0%



  THE SECOND YEAR YOU OWN THEM                                           3.0%



  THE THIRD YEAR YOU OWN THEM                                            2.0%



  THE FOURTH YEAR YOU OWN THEM                                           1.0%



  AFTER FIVE YEARS OF OWNING THEM                                        NONE

  NATIONS MUNICIPAL INCOME FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
  THE FIRST YEAR YOU OWN THEM                                            5.0%



  THE SECOND YEAR YOU OWN THEM                                           4.0%



  THE THIRD YEAR YOU OWN THEM                                            3.0%



  THE FOURTH YEAR YOU OWN THEM                                           3.0%



  THE FIFTH YEAR YOU OWN THEM                                            2.0%



  THE SIXTH YEAR YOU OWN THEM                                            1.0%



  AFTER SIX YEARS OF OWNING THEM                                         NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

ABOUT THE CONVERSION FEATURE

Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

  NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                                WILL CONVERT TO INVESTOR A SHARES
  INVESTOR B SHARES YOU BOUGHT                                     AFTER YOU'VE OWNED THEM FOR
  AFTER NOVEMBER 15, 1998                                                  EIGHT YEARS



  BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
    $0 -- $499,999                                                          SIX YEARS
    $500,000 -- $999,999                                                   FIVE YEARS




  NATIONS MUNICIPAL INCOME FUND
                                                                WILL CONVERT TO INVESTOR A SHARES
  INVESTOR B SHARES YOU BOUGHT                                     AFTER YOU'VE OWNED THEM FOR
  AFTER NOVEMBER 15, 1998                                                  EIGHT YEARS



  BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
    $0 -- $249,999                                                         NINE YEARS
    $250,000 -- $499,999                                                    SIX YEARS
    $500,000 -- $999,999                                                   FIVE YEARS



  BEFORE AUGUST 1, 1997                                                    EIGHT YEARS

Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

Here's how the conversion works:

  - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

  - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

  - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

  - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

  - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES



      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

         - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identify after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any lost resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $250 for certain fee-based accounts      can invest up to $100,000 in Investor B
                                         minimum additional investment:             Shares.
                                         - $100 for all accounts
                                                                                    Investor B Shares are only available to
                                                                                    existing shareholders of Nations
                                                                                    Short-Term Income Fund and Nations
                                                                                    Short-Term Municipal Income Fund.

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
shares                                                                              for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of a Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  INVESTOR A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE(1)



  INVESTOR B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  INVESTOR C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

(1)NATIONS SHORT-TERM MUNICIPAL INCOME FUND PAYS THIS FEE UNDER A SEPARATE SERVICING PLAN.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Investor A Shares of all other Funds

    - up to 1.00% of the net asset value per share of Investor B Shares

    - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by BACAP or BACAP Distributors and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP and BACAP Distributors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, BACAP and BACAP Distributors may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain, at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Municipal Bond Fund's tax-exempt interest income generally are free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Absent further legislation, this reduced rate of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the tax code. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in activities that the NYAG characterized as "market timing" and also "late trading" in certain open-end Nations Funds and other mutual funds. The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of a selling agent affiliated with BACAP. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants.

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Board jointly announced that: (i) to the extent that it is determined that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be paid to a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and

Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the 1940 Act. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including your Nations Fund. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). Cases against several Fund companies have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/04             03/31/03             03/31/02*            03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.13               $10.14                $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.20                 0.23                 0.30                 0.41
  Net realized and unrealized gain/(loss)
    on investments                               0.02                 0.27                 0.03                 0.21
  Net increase/(decrease) in net asset
    value from operations                        0.22                 0.50                 0.33                 0.62
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.23)               (0.34)               (0.42)
  Net asset value, end of year                  $10.42               $10.40               $10.13               $10.14
  TOTAL RETURN++                                 2.09%                5.00%                3.27%                6.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $181,802             $210,556             $125,262              $23,613
  Ratio of operating expenses to average
    net assets                                 0.65%(a)             0.65%(a)             0.65%(a)             0.65%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.87%                2.21%                3.12%                4.16%
  Portfolio turnover rate                         20%                  11%                  12%                  38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.83%                0.84%                0.88%                0.91%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Net asset value, end of year                    $9.94
  TOTAL RETURN++                                  2.35%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $22,415
  Ratio of operating expenses to average
    net assets                                  0.63%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.93%
  Portfolio turnover rate                          90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.02%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Investor A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/04             03/31/03             03/31/02*            03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.13               $10.14                $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.12                 0.16                 0.27                 0.34
  Net realized and unrealized gain/(loss)
    on investments                               0.02                 0.27                (0.02)                0.20
  Net increase/(decrease) in net asset
    value from operations                        0.14                 0.43                 0.25                 0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.12)               (0.16)               (0.26)               (0.34)
  Net asset value, end of year                  $10.42               $10.40               $10.13               $10.14
  TOTAL RETURN++                                 1.33%                4.22%                2.51%                5.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,356               $1,771               $1,884               $3,463
  Ratio of operating expenses to average
    net assets                                 1.40%(a)             1.40%(a)             1.40%(a)             1.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.12%                1.46%                2.37%                3.41%
  Portfolio turnover rate                         20%                  11%                  12%                  38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.58%                1.59%                1.63%                1.66%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.36
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.20
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.36)
  Net asset value, end of year                    $9.94
  TOTAL RETURN++                                  1.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,030
  Ratio of operating expenses to average
    net assets                                  0.94%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.62%
  Portfolio turnover rate                          90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.77%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Investor B Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/04             03/31/03             03/31/02*            03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.13               $10.14                $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.12                 0.15                 0.19                 0.34
  Net realized and unrealized gain/(loss)
    on investments                               0.02                 0.28                 0.06                 0.20
  Net increase/(decrease) in net asset
    value from operations                        0.14                 0.43                 0.25                 0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.12)               (0.16)               (0.26)               (0.34)
  Net asset value, end of year                  $10.42               $10.40               $10.13               $10.14
  TOTAL RETURN++                                 1.33%                4.21%                2.47%                5.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $56,551              $82,563              $41,822              $1,417
  Ratio of operating expenses to average
    net assets                                 1.40%(a)             1.40%(a)             1.40%(a)             1.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.12%                1.46%                2.37%                3.41%
  Portfolio turnover rate                         20%                  11%                  12%                  38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.58%                1.59%                1.63%                1.66%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.32
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.16
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.32)
  Net asset value, end of year                    $9.94
  TOTAL RETURN++                                  1.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,616
  Ratio of operating expenses to average
    net assets                                  1.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.16%
  Portfolio turnover rate                          90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.77%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Investor C Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/04             03/31/03             03/31/02*            03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.06               $10.83               $11.14               $10.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.47                 0.50                 0.53                 0.53
  Net realized and unrealized gain/(loss)
    on investments                               0.10                 0.23                (0.31)                0.46
  Net increase/(decrease) in net asset
    value from operations                        0.57                 0.73                 0.22                 0.99
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.50)               (0.53)               (0.53)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.47)               (0.50)               (0.53)               (0.53)
  Net asset value, end of year                  $11.16               $11.06               $10.83               $11.14
  TOTAL RETURN++                                 5.28%                6.83%                1.95%                9.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $33,557              $44,823              $50,765              $38,591
  Ratio of operating expenses to average
    net assets                                0.84%(a)(c)           0.85%(a)             0.85%(a)             0.83%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.25%                4.52%                4.76%                4.90%
  Portfolio turnover rate                         8%                   25%                  13%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.06%(b)               1.04%                1.04%                1.04%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.52
  Net realized and unrealized gain/(loss)
    on investments                               (0.79)
  Net increase/(decrease) in net asset
    value from operations                        (0.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.53)
  Net asset value, end of year                   $10.68
  TOTAL RETURN++                                 (2.28)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $35,937
  Ratio of operating expenses to average
    net assets                                  0.83%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.76%
  Portfolio turnover rate                          36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.07%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Investor A Shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Investor A Shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.85% for Investor A Shares.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/04             03/31/03             03/31/02*            03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.06               $10.83               $11.13               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.42                 0.44                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.10                 0.23                (0.30)                0.44
  Net increase/(decrease) in net asset
    value from operations                        0.49                 0.65                 0.14                 0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.42)               (0.44)               (0.45)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.42)               (0.44)               (0.45)
  Net asset value, end of year                  $11.16               $11.06               $10.83               $11.13
  TOTAL RETURN++                                 4.49%                6.04%                1.28%                8.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,117               $9,263               $9,116               $8,930
  Ratio of operating expenses to average
    net assets                                1.59%(a)(c)           1.60%(a)             1.60%(a)             1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.50%                3.77%                4.01%                4.13%
  Portfolio turnover rate                         8%                   25%                  13%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.81%(b)               1.79%                1.79%                1.79%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.78)
  Net increase/(decrease) in net asset
    value from operations                        (0.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++                                 (2.99)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,795
  Ratio of operating expenses to average
    net assets                                  1.53%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.06%
  Portfolio turnover rate                          36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.82%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Investor B Shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Investor B Shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Investor B Shares.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/04             03/31/03             03/31/02*            03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.07               $10.84               $11.14               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.42                 0.44                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.09                 0.23                (0.30)                0.45
  Net increase/(decrease) in net asset
    value from operations                        0.48                 0.65                 0.14                 0.90
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.42)               (0.44)               (0.45)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.42)               (0.44)               (0.45)
  Net asset value, end of year                  $11.16               $11.07               $10.84               $11.14
  TOTAL RETURN++                                 4.40%                6.03%                1.28%                8.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,372               $1,591               $1,294               $1,318
  Ratio of operating expenses to average
    net assets                                1.59%(a)(c)           1.60%(a)             1.60%(a)             1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.50%                3.77%                4.01%                4.13%
  Portfolio turnover rate                         8%                   25%                  13%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.81%(b)               1.79%                1.79%                1.79%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.78)
  Net increase/(decrease) in net asset
    value from operations                        (0.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++                                 (3.03)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,418
  Ratio of operating expenses to average
    net assets                                  1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.99%
  Portfolio turnover rate                          36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.82%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Investor C Shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Investor C Shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Investor C Shares.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock not the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
NATMUNIPROIX-0804


                                                            (NATIONS FUNDS LOGO)

                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST

              INTERNATIONAL/GLOBAL STOCK FUNDS                              GOVERNMENT & CORPORATE BOND FUNDS
                  Nations Global Value Fund                                         Nations Bond Fund
              Nations International Equity Fund                             Nations Government Securities Fund
              Nations International Value Fund                                 Nations High Yield Bond Fund
      Nations Marsico International Opportunities Fund                        Nations Intermediate Bond Fund
                                                                        Nations Short-Intermediate Government Fund
                         STOCK FUNDS                                          Nations Short-Term Income Fund
                Nations Asset Allocation Fund                                 Nations Strategic Income Fund
             Nations Convertible Securities Fund
              Nations Marsico 21st Century Fund                                    MUNICIPAL BOND FUNDS
            Nations Marsico Focused Equities Fund                        Nations Intermediate Municipal Bond Fund
                 Nations Marsico Growth Fund                                  Nations Municipal Income Fund
                 Nations MidCap Growth Fund                              Nations Short-Term Municipal Income Fund
                  Nations MidCap Value Fund
                 Nations SmallCap Value Fund                                    STATE MUNICIPAL BOND FUNDS
                 Nations Small Company Fund                        Nations California Intermediate Municipal Bond Fund
                Nations Strategic Growth Fund                             Nations California Municipal Bond Fund
                     Nations Value Fund                              Nations Florida Intermediate Municipal Bond Fund
                                                                           Nations Florida Municipal Bond Fund
                         INDEX FUNDS                                 Nations Georgia Intermediate Municipal Bond Fund
                 Nations LargeCap Index Fund                               Nations Kansas Municipal Income Fund
             Nations LargeCap Enhanced Core Fund                    Nations Maryland Intermediate Municipal Bond Fund
                  Nations MidCap Index Fund                      Nations North Carolina Intermediate Municipal Bond Fund
                 Nations SmallCap Index Fund                     Nations South Carolina Intermediate Municipal Bond Fund
                                                                    Nations Tennessee Intermediate Municipal Bond Fund
                     LIFEGOAL PORTFOLIOS                              Nations Texas Intermediate Municipal Bond Fund
         Nations LifeGoal Balanced Growth Portfolio                 Nations Virginia Intermediate Municipal Bond Fund
              Nations LifeGoal Growth Portfolio
        Nations LifeGoal Income and Growth Portfolio                                MONEY MARKET FUNDS
              Nations LifeGoal Income Portfolio                           Nations California Tax-Exempt Reserves
                                                                                  Nations Cash Reserves
               FIXED INCOME SECTOR PORTFOLIOS                                  Nations Government Reserves
                  Corporate Bond Portfolio                                    Nations Money Market Reserves
            Mortgage- and Asset-Backed Portfolio                                Nations Municipal Reserves
                   High Income Portfolio                                   Nations New York Tax-Exempt Reserves
                                                                               Nations Tax-Exempt Reserves
                                                                                Nations Treasury Reserves

  Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional
   Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares, Primary A
 Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C
                                     Shares

                                 August 1, 2005

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at 800-321-7854 or 800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2005, are hereby incorporated into this SAI by reference.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS


ABOUT THIS SAI....................................................................................................1
HISTORY OF THE TRUST..............................................................................................2
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS...................................................................2
     General......................................................................................................2
     Investment Policies..........................................................................................2
         Fundamental Policies.....................................................................................3
         Non-Fundamental Policies.................................................................................4
         Exemptive Orders.........................................................................................5
     Permissible Fund Investments and Investment Techniques.......................................................5
         The International/Global Stock Funds.....................................................................6
         The Stock Funds..........................................................................................6
         The Index Funds..........................................................................................7
         LifeGoal Portfolios......................................................................................7
         Government & Corporate Bond Funds and Fixed Income Sector Portfolios.....................................8
         Municipal Bond Funds.....................................................................................8
         State Municipal Bond Funds...............................................................................8
         Money Market Funds.......................................................................................8
     Descriptions of Permissible Investments......................................................................9
         Asset-Backed Securities..................................................................................9
         Bank Obligations (Domestic and Foreign)..................................................................9
         Borrowings..............................................................................................10
         Common Stock............................................................................................11
         Convertible Securities..................................................................................11
         Corporate Debt Securities...............................................................................12
         Derivatives.............................................................................................13
         Dollar Roll Transactions................................................................................13
         Foreign Securities......................................................................................14
         Futures and Options.....................................................................................15
         Guaranteed Investment Contracts and Funding Agreements..................................................18
         High Yield/Lower-Rated Debt Securities..................................................................18
         Linked Securities and Structured Products...............................................................19
         Money Market Instruments................................................................................20
         Mortgage-Backed Securities..............................................................................20
         Municipal Securities....................................................................................22
         Other Investment Companies..............................................................................24
         Pass-Through Securities (Participation Interests and Company Receipts)..................................25
         Preferred Stock.........................................................................................26
         Private Placement Securities and Other Restricted Securities............................................27
         REITs and Master Limited Partnerships...................................................................27
         Repurchase Agreements...................................................................................28
         Reverse Repurchase Agreements...........................................................................29
         Securities Lending......................................................................................29
         Short Sales.............................................................................................29
         Stripped Securities.....................................................................................30
         Swap Contracts..........................................................................................30
         U.S. Government Obligations.............................................................................31
         Variable- and Floating-Rate Instruments.................................................................31
         Warrants and Rights.....................................................................................31
         When-Issued Purchases, Delayed Delivery and Forward Commitments.........................................32
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.....................................................32
     Other Considerations........................................................................................33

         Temporary Defensive Purposes............................................................................33
         Portfolio Turnover......................................................................................33
         Disclosure of Portfolio Holdings Information............................................................33
MANAGEMENT OF THE TRUST..........................................................................................35
     The Trustees and Principal Officers.........................................................................36
     Board Committees............................................................................................38
     Board Compensation..........................................................................................39
     Nations Funds Deferred Compensation Plan....................................................................40
     Beneficial Equity Ownership Information.....................................................................40
     Approval of Advisory and Sub-Advisory Agreements............................................................41
     Codes of Ethics.............................................................................................41
PROXY VOTING POLICIES AND PROCEDURES.............................................................................42
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................42
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................42
     Investment Adviser and Sub-Advisers.........................................................................42
         Investment Advisory and Sub-Advisory Agreements.........................................................43
         Portfolio Managers......................................................................................43
         Expense Limitations.....................................................................................50
         Advisory Fee Rates......................................................................................51
Nations California Intermediate Municipal Bond Fund..............................................................52
         Advisory Fees Paid......................................................................................56
         Sub-Advisory Fee Rates..................................................................................60
         Sub-Advisory Fees Paid..................................................................................60
     Administrator and Sub-Administrator.........................................................................62
         Administrator...........................................................................................62
         Sub-Administrator.......................................................................................63
         Administration and Sub-Administration Fees Paid.........................................................64
     12b-1 Plans.................................................................................................68
     Expenses....................................................................................................77
     Other Service Providers.....................................................................................77
         Transfer Agents and Custodian...........................................................................77
         Independent Registered Public Accounting Firm...........................................................78
         Counsel.................................................................................................78
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................78
     General Brokerage Policy, Brokerage Transactions and Broker Selection.......................................78
     Aggregate Brokerage Commissions.............................................................................80
     Brokerage Commissions Paid to Affiliates....................................................................82
     Directed Brokerage..........................................................................................83
     Securities of Regular Broker/Dealers........................................................................84
     Monies Paid by the Funds to Intermediaries for Services that Typically Would be Provided by the Funds'
         Transfer Agent..........................................................................................85
     Monies Paid by the Adviser, the Distributor or Their Affiliates to Selling and Servicing Agents.............85
CAPITAL STOCK....................................................................................................86
     Description of the Trust's Shares...........................................................................86
     About the Trust's Capital Stock.............................................................................87
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................89
     Purchase, Redemption and Exchange...........................................................................89
     Offering Price..............................................................................................90
INFORMATION CONCERNING TAXES.....................................................................................92
     Qualification as a Regulated Investment Company.............................................................92
     Excise Tax..................................................................................................93
     Capital Loss Carry-Forwards.................................................................................93
     Equalization Accounting.....................................................................................93
     Investment through Master Portfolios........................................................................93
     Taxation of Fund Investments................................................................................94

     Taxation of Distributions...................................................................................96
     Sales and Exchanges of Fund Shares..........................................................................96
     Foreign Taxes...............................................................................................97
     Federal Income Tax Rates....................................................................................97
     Backup Withholding..........................................................................................98
     Tax-Deferred Plans..........................................................................................98
     Corporate Shareholders......................................................................................98
     Foreign Shareholders........................................................................................99
     Special Tax Considerations Pertaining to all the Tax-Exempt Funds...........................................99
     Excise Tax.................................................................................................100
     Capital Loss Carry-Forwards................................................................................100
     Equalization Accounting....................................................................................100
     Investment through Master Portfolios.......................................................................100
     Taxation of Fund Investments...............................................................................101
     Taxation of Distributions..................................................................................103
     Sales and Exchanges of Fund Shares.........................................................................103
     Foreign Taxes..............................................................................................104
     Federal Income Tax Rates...................................................................................104
     Backup Withholding.........................................................................................105
     Tax-Deferred Plans.........................................................................................105
     Corporate Shareholders.....................................................................................105
     Foreign Shareholders.......................................................................................106
     Special Tax Considerations Pertaining to all the Tax-Exempt Funds..........................................106
     Special Tax Considerations Pertaining to the California Funds..............................................107
     Special Tax Considerations Pertaining to the Florida Funds.................................................107
     Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund................................108
     Special Tax Considerations Pertaining to the Kansas Income Fund............................................108
     Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund...............................108
     Special Tax Considerations Pertaining to New York Tax-Exempt Reserves......................................109
     Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund.........................109
     Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund.........................109
     Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund..............................109
     Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund...............................110
UNDERWRITER COMPENSATION AND PAYMENTS...........................................................................110
     Advertising Fund Performance...............................................................................112
     Yield Calculations.........................................................................................114
         Money Market Funds.....................................................................................114
         Non-Money Market Funds.................................................................................114
     Total Return Calculations..................................................................................115
     Cumulative Return..........................................................................................116
     After-Tax Return Calculations..............................................................................116
APPENDIX A--DESCRIPTION OF SECURITY RATINGS.....................................................................A-1
APPENDIX B--GLOSSARY............................................................................................B-1
APPENDIX C--DESCRIPTION OF STATE CONDITIONS.....................................................................C-1
APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..........................................................D-1
APPENDIX E--PROXY VOTING POLICIES AND PROCEDURES................................................................E-1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Nations Funds Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional. Institutional money market investors should call (800) 626-2275 with any questions about the Funds.

                              HISTORY OF THE TRUST

         The Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $128 billion. The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. Each Fund has a fiscal year end of March 31st.


                DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS


         GENERAL

         All of the Funds are open-end management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, SmallCap Value Fund and Strategic Growth Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether investment in the Funds is permissible under the law applicable to it.


         INVESTMENT POLICIES

         The investment objectives and principal investment strategies, and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplements the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

         FUNDAMENTAL POLICIES

1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Each Fund may not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7. Each Fund may not, except for the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.       Under normal circumstances,

         o Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

         o Municipal Reserves, Intermediate Municipal Bond Fund, Municipal Income Fund, Texas Intermediate Municipal Bond Fund and Short-Term Municipal Income Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

         o Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

         o California Tax-Exempt Reserves will invest at least 80% of their assets in securities that pay interest exempt from federal income tax and state individual income tax.

         o California Municipal Bond Fund and California Intermediate Municipal Bond Fund will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

         o Kansas Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, New York Tax-Exempt Reserves, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

         o Tennessee Intermediate Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and the Tennessee Hall Income Tax on unearned income.

         NON-FUNDAMENTAL POLICIES

1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
         Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or
         Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

3. Each Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

7. The State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         EXEMPTIVE ORDERS

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

         1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

         2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

         3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

         4. Pursuant to an exemptive order dated September 5, 2003, a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.


         PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

         A Fund's prospectus identifies and summarizes (1) the types of securities in which a Fund invests as part of its principal investment strategies and (2) the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         o Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         o Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund and the fixed-income portion of the Asset Allocation Fund) may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund). See "Descriptions of Permissible Investments--Derivatives."

         o Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the
                  Adviser: (i) believes that the market conditions are not favorable for more aggressive investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         o Any Fund that invests in a security that could be deemed to create leverage and thus create a senior security under
                  Section 18(f) of the 1940 Act will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions) or enter into certain offsetting positions to cover its obligations.

         THE INTERNATIONAL/GLOBAL STOCK FUNDS

         Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; other investment companies; preferred stocks; private placement and other illiquid securities; and master limited partnerships.

         International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         THE STOCK FUNDS

         Asset Allocation Fund, Convertible Securities Fund, MidCap Growth Fund, MidCap Value Fund, Small Company Fund, SmallCap Value Fund, Strategic Growth Fund and Value Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Marsico Growth Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; private placements and other restricted securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         THE INDEX FUNDS

         The LargeCap Index Fund, LargeCap Enhanced Core Fund, MidCap Index Fund and SmallCap Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

          LIFEGOAL PORTFOLIOS

         Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations LifeGoal Income
Portfolio:

         The LifeGoal Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

         The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds," each takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

         Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

         GOVERNMENT & CORPORATE BOND FUNDS AND FIXED INCOME SECTOR PORTFOLIOS

Bond Fund, Government Securities Fund, Intermediate Bond Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Strategic Income Fund, Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and High Income Portfolio: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities and pass-through securities.

         MUNICIPAL BOND FUNDS

         Intermediate Municipal Bond Fund, Municipal Income Fund and Short-Term Municipal Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         STATE MUNICIPAL BOND FUNDS

         California Bond Fund, California Intermediate Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

          MONEY MARKET FUNDS

         California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets: linked securities; variable- and floating-rate notes; funding agreements; repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.


         DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         ASSET-BACKED SECURITIES

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

         Bank obligations include, for example, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term.

Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks" are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent that they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that:
(a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of domestic banks; (c) a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) foreign deposits may be seized or nationalized; (e) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         BORROWINGS

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2004.

         As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         COMMON STOCK

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations may also choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk inherent in investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks inherent in investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Funds' shares.

         CONVERTIBLE SECURITIES

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

           The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described in "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         DERIVATIVES

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward foreign currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

         DOLLAR ROLL TRANSACTIONS

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         FOREIGN SECURITIES

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. When it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         A Fund also may purchase American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

         Key Considerations and Risks: Foreign securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital;

(2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         FUTURES AND OPTIONS

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount.

         GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

         Guaranteed investment contracts ("GICs"), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         HIGH YIELD/LOWER-RATED DEBT SECURITIES

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         LINKED SECURITIES AND STRUCTURED PRODUCTS

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

         MORTGAGE-BACKED SECURITIES

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         MUNICIPAL SECURITIES

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event that foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

         OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole. '

         A Fund may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. A Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index.


         Each Fund has obtained permission from the SEC (via exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the paragraph above.

         Key Considerations and Risks: A Fund may derive certain advantages from being able to invest in shares of other investment companies; for example, this ability may allow the Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares held directly, but also on the mutual fund shares that the Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a statutory trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


         PASS-THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         PREFERRED STOCK

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock with a dividend determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merrill Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         o Reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

         o Preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par, however, the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

         o Credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act to maintain at least 300% asset coverage for senior securities.

Key Considerations and Risks: In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

         o Failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

         o Early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.


         Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITS AND MASTER LIMITED PARTNERSHIPS

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

         Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         REPURCHASE AGREEMENTS

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

         SECURITIES LENDING

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

         SHORT SALES

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         STRIPPED SECURITIES

         Stripped securities are derivatives in which an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See generally "Descriptions of Permissible Investments--Derivatives." Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         SWAP CONTRACTS

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. GOVERNMENT OBLIGATIONS

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date that the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.


         OTHER CONSIDERATIONS

         TEMPORARY DEFENSIVE PURPOSES

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

         For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

The portfolio turnover rate for the Marsico International Opportunities Fund and the Marsico 21st Century Fund may be greater than most funds due to the investment style of the funds. Turnover rates for concentrated growth portfolios may be substantially impacted by market conditions. The portfolio turnover rate for the Small Cap Value Fund was higher this year due to the generally volatile economy and the changing market environment, which caused the Adviser to reposition Fund holdings.

         DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

         The Board has adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, BACAP, or their affiliates. The Trustees of Nations Funds have adopted policies and procedures designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interest of Fund shareholders, including procedures to address conflicts of interests of a Fund's shareholders, on the one hand, and those of a

Fund's investment adviser, sub-adviser, or any affiliated person of a Fund, on the other. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the day next following the posting of such information on the Funds' website at www.nationsfunds.com, if applicable, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, the fifth business day following each calendar month-end, at which time each money market fund's complete list of portfolio holdings will be available. Certain limited exceptions that have been approved by the Nations Funds Trustees as part of the Funds' policies are described below. The Board shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of BACAP and its affiliates. The Funds' policies prohibit BACAP and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosure of portfolio holding information to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

         Public Disclosures

         The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and, for Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds, on the Funds' website at www.nationsfunds.com. Each of these Funds compiles a "top ten holdings" list composed of its ten largest holdings. This information currently is produced , quarterly for Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds, and is available on the Funds' website. The top ten holdings information is as of the last day of the previous quarter.

         The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain the Funds' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room.

         The Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds and Nations Asset Allocation Fund also currently make portfolio information publicly available at www.nationsfunds.com, as disclosed in the following table:

      TYPE OF FUND               INFORMATION PROVIDED               FREQUENCY OF               DATE OF WEB POSTING
                                                                     DISCLOSURE
------------------------- ------------------------------------ ----------------------- -------------------------------------
         Stock,           Complete portfolio holdings                 Monthly            30 calendar days after month-end
  International/Global    information
   Stock, Index Funds

 Government & Corporate   Complete portfolio holdings
Bond and Municipal Bond   information                                Quarterly          60 calendar days after quarter-end
         Funds

 Asset Allocation Fund    Complete portfolio holdings                 Monthly          30 calendar days after [QUARTER]-end
                          information

The scope of the information provided pursuant to the Funds' policies relating to each Fund's portfolio that is made available on the website may change from time to time without prior notice.

         For Money Market Funds, a list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling BACAP Distributors, One Bank of America Plaza, Charlotte, North Carolina 28255, 1-800-321-7854.

         The Funds, BACAP or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

         Other Disclosures

         The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds' chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

         The Funds' periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to BACAP and its affiliates, these service providers include the Funds' sub-advisers, the Funds' independent registered public accounting firm, legal counsel, and financial printer, and the Funds' proxy voting service provider. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

         The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to their being made public. These special arrangements include the following:

                                                                                                            Individual or
   Identity of                                                                                               Category of
    Recipient                                              Conditions/Restrictions      Frequency of     Individuals who may
                    Compensation/Consideration Received     on Use of Information        Disclosure      Authorize Disclosure
------------------ --------------------------------------- ------------------------- ------------------- ---------------------
                                                                                                         [CHIEF EXECUTIVE
                                                                                                         OFFICER]


                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are Independent Trustees, that is, they are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meets at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.


         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and principal Officers of the Trust. No person shall be qualified to stand for election or appointment as a Trustee if such person has already reached the age of 72. Each Trustee shall retire from service on the Board no later than the end of the calendar year in which such Trustee reaches age 72, provided that any Trustee may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         All of the Trustees are Independent Trustees. The address of each Trustee and principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                                                                                NUMBER
                           TERM OF                                              OF FUNDS
NAME AND AGE               OFFICE AND                                           IN FUND
POSITION HELD WITH THE     LENGTH OF    PRINCIPAL OCCUPATION(s) DURING THE      COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUSTS                     TIME SERVED  PAST FIVE YEARS                         OVERSEEN   TRUSTEE


Edward J. Boudreau, Jr.    Indefinite   Managing Director - E.J. Boudreau &     78         Trustee - The Museum of
Age 60                     term;        Associates (consulting), through                   Science, Boston; Advisory
Trustee                    Trustee      current; Chairman and Chief Executive              Board Member - Perennial
                           since        Officer - John Hancock Funds (mutual               Capital Advisors
                           January      funds), from 1989 to 2000
                           2005

William P. Carmichael      Indefinite   Retired; Senior Managing Director -     78         Director - Cobra Electronics
Age:  61                   term;        The Succession Fund (a company formed              Corporation (electronic
Trustee and Chairman of    Trustee      to advise and buy family owned                     equipment manufacturer),
the Board                  since 1999   companies), from 1998 to April 2001                Rayovac Corp. (batteries)
                                                                                           and The Finish Line
                                                                                           (apparel); and Chairman of
                                                                                           the Board and Director -
                                                                                           Hatteras Income Securities,
                                                                                           Inc. ("Hatteras")

William A. Hawkins         Indefinite   President, Retail Banking - IndyMac     78         Vice Chairman - San Gabriel
Age:  62                   term;        Bancorp, Inc., from September 1999 to              Valley Red Cross; Director -
Trustee                    Trustee      August 2003                                        Leadership Pasadena and
                           since                                                           Operation Hope; and Trustee
                           January                                                         - The Chandler School
                           2005

R. Glenn Hilliard          Indefinite   Chairman and Chief Executive Officer    78         Director - Conseco, Inc.
Age:  61                   term;        - Hilliard Group LLC (investing and                (insurance), Alea Group
Trustee                    Trustee      consulting), from April 2003 through               Holdings (Bermuda), Ltd.
                           since        current; Chairman and Chief Executive              (insurance), Piedmont
                           January      Officer - ING Americas, from 1999 to               Medical Center, and High
                           2005         April 2003; and Executive Chairman -               Museum of Art, Atlanta; and
                                        Conseco, Inc. (insurance), from                    President and Director -
                                        September 2004 through current                     Clemson University Foundation

Minor M. Shaw              Indefinite   President - Micco Corporation and       78         Board Member - Piedmont
Age:  57                   term;        Mickel Investment Group                            Natural Gas; Chairman and
Trustee                    Trustee                                                         Trustee - The Daniel-Mickel
                           since 2003                                                      Foundation of South
                                                                                           Carolina; Vice-Chairman and
                                                                                           Trustee -
                                                                                           Greenville-Spartanburg
                                                                                           Airport Commission; Trustee
                                                                                           - Duke Endowment, The
                                                                                           Hollingsworth Funds, The
                                                                                           Belle Baruch Foundation and
                                                                                           the South Carolina
                                                                                           Foundation for Independent
                                                                                           Colleges; Chairman - Urban
                                                                                           League of the Upstate; Board
                                                                                           Member - United Way of
                                                                                           Greenville County and United
                                                                                           Way of South Carolina

                                                                                NUMBER
                           TERM OF                                              OF FUNDS
NAME AND AGE               OFFICE AND                                           IN FUND
POSITION HELD WITH THE     LENGTH OF    PRINCIPAL OCCUPATION(s) DURING THE      COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUSTS                     TIME SERVED  PAST FIVE YEARS                         OVERSEEN   TRUSTEE

                                                   PRINCIPAL OFFICERS

Christopher L. Wilson      Indefinite   President and Chief Executive Officer   n/a        n/a
Age:  47                   Term;        - the Trusts and Hatteras, since
President and Chief        President    January 2005; President - Columbia
Executive Officer          and Chief    Funds, Liberty Funds and Stein Roe
                           Executive    Funds, since October 2004; Senior
                           Officer      Vice President - Columbia Management
                           since        Advisors, Inc., Columbia Funds
                           January      Distributor, Inc. and BACAP
                           2005         Distributors, since January 2005;
                                        Managing Director - BACAP, since
                                        January 2005; Director - Columbia
                                        Funds Services, Inc., since January
                                        2005; President and Chief Executive
                                        Officer - CDC IXIS AM Services, Inc.
                                        (asset management), from September
                                        1998 through August 2004; and a
                                        senior officer or director of various
                                        other Bank of America-affiliated
                                        entities, including other registered
                                        and unregistered funds

J. Kevin Connaughton       Indefinite   Treasurer and Chief Financial Officer   n/a        n/a
Age:  40                   term;        - the Trusts and Hatteras, since
Treasurer and Chief        Treasurer    January 2005; Treasurer - Columbia
Financial Officer          and Chief    Funds, since October 2003, and the
                           Financial    Liberty Funds, Stein Roe Funds and
                           Officer      Liberty All-Star Funds, since
                           since        December 2000; Vice-President -
                           January      Columbia Management Advisors, Inc.,
                           2005         since April 2003; President -
                                        Columbia Funds, Liberty Funds and
                                        Stein Roe Funds, from February 2004
                                        to October 2004; Chief Accounting
                                        Officer and Controller - Liberty
                                        Funds and Liberty All-Star Funds,
                                        from February 1998 to October 2000;
                                        Treasurer - Galaxy Funds, since
                                        September 2002; Treasurer, from
                                        December 2002 to December 2004, and
                                        President, from February 2004 to
                                        December 2004 - Columbia Management
                                        Multi-Strategy Hedge Fund, LLC; Vice
                                        President - Colonial Management
                                        Associates, Inc., from February 1998
                                        to October 2000; and a senior officer
                                        of various other Bank of America-
                                        affiliated entities, including other
                                        registered and unregistered funds

Mary Joan Hoene            Indefinite   Senior Vice-President and Chief         n/a        n/a
Age:  55                   term;        Compliance Officer - the Trusts and
Senior Vice President      Senior       Hatteras, since August 2004; Senior
and Chief Compliance       Vice-        Vice President and Chief Compliance
Officer                    President    Officer - Columbia Funds, Liberty
                           and Chief    Funds, Stein Roe Funds and Liberty
                           Compliance   All-Star Funds, since August 2004;
                           Officer      Partner - Carter, Ledyard & Milburn
                           since        LLP, from January 2001 to August
                           August 2004  2004; Counsel - Carter, Ledyard &
                                        Milburn LLP, from November 1999 to
                                        December 2000; Vice President and
                                        Counsel - Equitable Life Assurance
                                        Society of the United States, from
                                        April 1998 to November 1999; and a
                                        senior officer of various other Bank
                                        of America-affiliated entities,
                                        including other registered and
                                        unregistered funds

                                                                                NUMBER
                           TERM OF                                              OF FUNDS
NAME AND AGE               OFFICE AND                                           IN FUND
POSITION HELD WITH THE     LENGTH OF    PRINCIPAL OCCUPATION(s) DURING THE      COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUSTS                     TIME SERVED  PAST FIVE YEARS                         OVERSEEN   TRUSTEE

R. Scott Henderson         Indefinite   Secretary and Chief Legal Officer -     n/a        n/a
Age:  45                   term;        the Trusts; Associate General Counsel
Secretary and Chief        Secretary    - Bank of America Corporation, since
Legal Officer              and Chief    September 2004; Of Counsel - Bingham
                           Legal        McCutchen from 1995 to 2004.
                           Officer
                           since
                           March 2005

Michael Clarke             Indefinite   Assistant Treasurer and Chief           n/a        n/a
Age:  34                   term;        Accounting Officer - the Trusts and
Assistant Treasurer and    Assistant    Hatteras, since January 2005; Chief
Chief Accounting Officer   Treasurer    Accounting Officer - Columbia Funds,
                           and Chief    Liberty Funds and Liberty All-Star
                           Accounting   Funds, since October 2004;
                           Officer      Controller, from May 2004 to October
                           since        2004, and Assistant Treasurer, from
                           January      June 2002 to May 2004 - Columbia
                           2005         Funds, Liberty Funds and Liberty
                                        All-Star Funds; Vice-President,
                                        Product Strategy & Development -
                                        Liberty Funds Group from February
                                        2001 to June 2002; Assistant
                                        Treasurer - Liberty Funds and the
                                        Liberty All-Star Funds, from August
                                        1999 to February 2001; Audit Manager
                                        - Deloitte & Touche LLP, from May 1997
                                        to August 1999.

Jeffrey R. Coleman         Indefinite   Assistant Treasurer and Controller -    n/a        n/a
Age:  35                   term;        the Trusts and Hatteras, since
Assistant Treasurer and    Assistant    January 2005; Director, Financial
Controller                 Treasurer    Reporting and Fund Treasury -
                           and          Columbia Management Group, since
                           Controller   October 2004; Vice President - CDC
                           since        IXIS AM Services, Inc., since
                           January      February 2002; Deputy Treasurer - CDC
                           2005         Nvest Fund, Loomis Sayles Funds and
                                        the AEW Real Estate Income Fund,
                                        since February 2002; and Assistant
                                        Treasurer - AEW Real Estate Income
                                        Fund, from August 2000 to February
                                        2002.


         BOARD COMMITTEES

         The Trust has an Audit Committee, a Governance Committee and an Investment Committee.

         The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) is primarily responsible for the preparation the financial statements of each Fund, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting and Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

         The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Each Trustee is a member of the Audit Committee. The Audit Committee met 5 times in 2003.

         The primary responsibilities of the Governance Committee include, as set forth in its charter: i) nominating Independent Trustees; ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). William P. Carmichael serves as a non-voting ex officio member. Each Trustee is a member of the Governance Committee. The Governance Committee met 5 times in 2003.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Portfolios; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee met 2 times in 2003.

         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

Base Compensation

Base Retainer Fee.......................................$75,000 per year
In-Person Meeting Fee...................................$7,000 per meeting (paid on a per meeting basis, even if meeting occurs over multiple days)
Telephonic Meeting Fee..................................$1,000 per meeting
Audit Committee Meeting Fee.............................$1,000 per meeting (if not held in connection with a regularly scheduled Board meeting)
Governance Committee Meeting Fee........................$1,000 per meeting (if not held in connection with a regularly scheduled Board meeting)
Investment Committee Meeting Fee........................$1,000 per meeting (if not held in connection with a regularly scheduled Board meeting)

Additional Compensation

Chairman................................................25% of the combined total of the base retainer fee and all meeting fees
Audit Committee Chairman................................10% of the combined total of the base retainer fee and all meeting fees
Governance Committee Chairman...........................10% of the combined total of the base retainer fee and all meeting fees
Investment Committee Chairman...........................10% of the combined total of the base retainer fee and all meeting fees

          Compensation Table for the Fiscal Year Ended March 31, 2005

                                                   Pension or Retirement   Estimated         Total Compensation
                                Aggregate          Benefits Accrued as     Annual Benefits   from the Nations Funds
                                Compensation       Part of Fund Expenses   Upon Retirement   Complex Paid to
   Name of Nominee              from the Trust(2)                                            Directors(3)(4)
   ---------------------------- ------------------ ----------------------- ----------------- ------------------------
   Edward J. Boudreau, Jr.              n/a                          n/a           n/a                  n/a
   William P. Carmichael           $135,853                          n/a           n/a             $146,826
   Minor Mickel Shaw                109,770                          n/a           n/a              120,436
   R. Glenn Hilliard                    n/a                          n/a           n/a                  n/a
   William A. Hawkins                   n/a                          n/a           n/a                  n/a

------------------------

     (1) Only Mr. Carmichael and Ms. Shaw were Trustees during the entire period. Messrs. Boudreau, Hawkins and Hilliard were Trustees only from January 1, 2005 through the end of the period.

     (2) All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William P. Carmichael, as Chairman of the Boards, can be deemed to be an officer of the Trusts, no officer of any Trust receives direct remuneration from such Trust for serving in such capacities.

     (3) Mr. Carmichael received compensation from five investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Mrs. Shaw received compensation from three investment companies deemed to be part of the Nations Funds complex.

     (4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edward J. Boudreau, Jr. $__________; William P. Carmichael $______________ ; Minor Mickel Shaw $______________; R. Glenn Hilliard $_____________ and William A. Hawkins $______________. Total compensation amounts include payments to Trustees that have been reimbursed by the BACAP relating to meetings on regulatory issues: William P. Carmichael $_________ and Minor Mickel Shaw $_______.


         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.


         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

       Beneficial Equity Ownership in Portfolios and Nations Funds Family
                      Calendar Year Ended December 31, 2004


                              DOLLAR RANGE OF EQUITY SECURITIES OF A    AGGREGATE DOLLAR RANGE OF EQUITY
NOMINEE                       FUND                                      SECURITIES OF NATIONS FUNDS FAMILY

----------------------------- ----------------------------------------- ---------------------------------------
Edward J. Boudreau, Jr.       All Funds - A                                               A
----------------------------- ----------------------------------------- ---------------------------------------
William P. Carmichael         Convertible Securities Fund - D                             E
                              High Yield Bond Fund - D
                              International Value Fund - E
                              Marsico Focused Equities Fund - E
                              SmallCap Index Fund - E
                              Small Company Growth Fund - E
                              All Other Funds - A
----------------------------- ----------------------------------------- ---------------------------------------
William A. Hawkins            All Funds - A                                               A
----------------------------- ----------------------------------------- ---------------------------------------
R. Glenn Hilliard             All Funds - A                                               A
----------------------------- ----------------------------------------- ---------------------------------------
Minor M. Shaw                 International Value Fund - C                                E
                              LargeCap Index Fund - C
                              Marsico Focused Equities Fund - C
                              MidCap Index Fund - B
                              SmallCap Index Fund - B
                              All Other Funds - A



         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         A discussion of the factors considered and conclusions reached with regard to the Board's approval the investment advisory and sub-advisory agreements for the Funds' is included in the Funds' annual reports to shareholders dated March 31, 2005.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors have each adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with Rule 17j-1 under the 1940 Act, which, among other things, provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, to submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, the Advisers and BACAP Distributors are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

         For a copy of the policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Funds (except the Money Market Funds), see Appendix E to this SAI. In addition, a description or a copy of the policies and procedures used by each Adviser, on behalf of the Fund(s) it advises, to determine how to vote proxies relating to portfolio securities held by such Fund(s) is also included in Appendix E to the SAI.

         Information regarding how the Funds (except certain Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge by: (1) contacting Nations Funds at (800) 321-7854; (2) accessing the Funds' website on the Internet at www.nationsfunds.com and following the appropriate hyperlinks; and (3) on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 5, 2004, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 5, 2004, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

         As of July 5, 2004, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUB-ADVISERS

         BACAP is the investment adviser to the Funds, except the Feeder Funds (whose investment advisory services are provided at the Master Portfolio level). BACAP is also the investment adviser to the Master Portfolios.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust and Nations Master Investment Trust, registered investment companies that are part of the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is investment sub-adviser to the Marsico 21st Century Master Portfolio, Marsico Focused Equities Master Portfolio, Marsico Growth Master Portfolio and Marsico International Opportunities Master Portfolio. It is also co-investment sub-adviser to approximately half of the assets of the International Equity Master Portfolio. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Causeway is co-investment sub-adviser to approximately half of the assets of the International Equity Master Portfolio. Causeway is a registered investment adviser with approximately $7.7 billion in assets under management. Causeway has its principal offices at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025.

         Brandes is the investment sub-adviser to Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, LLC is 100% beneficially owned either directly or indirectly, by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the Nations High Yield Bond Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and individually selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Brandes Causeway, MacKay Shields, and/or Marsico Capital select and manage the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         The Funds pay BACAP an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, BACAP, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BACAP also may pay amounts from its own assets to BACAP Distributors or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         PORTFOLIO MANAGERS

         Other Accounts Managed by Portfolio Managers

         The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.


  PORTFOLIO MANAGER        OTHER SEC-REGISTERED        OTHER POOLED INVESTMENT          OTHER ACCOUNTS
                          OPEN-END AND CLOSED-END             VEHICLES
                                   FUNDS
----------------------- ---------------------------- ---------------------------- ---------------------------
                         Number of       Assets       Number of       Assets       Number of       Assets
                          accounts                     accounts                     accounts
   Leonard A. Aplet
    Daniel H. Cole
     Brian Condon
     Kevin Cronk
   Richard R. Cutts
   Richard Dahlberg
   Brian Drainville
    Chris Eckstrom
   Lori J. Ensinger
    Jarl Ginsberg
   David L. Hoffman
  Vikram J. Kuriyan
   Thomas LaPointe
     Colin Moore
     Wendy Norman
   Laura Ostrander
     Edward Paik
    Michael Pelosi
     Ann Peterson
   Noah J. Petrucci
 Christian F. Pineno
   Marie Schofield
    Diane L. Sobin
 Christian Stadlinger
   John Trentacoste
Michael A. Welhoelter
     Sean Wilson
  Yanfang (Emma) Yan
     Tom Marsico
   Corydon Gilchist
    Jim Gendelman
    Glenn Carlson
     Brent Woods
  William Pickering
    Amelia Morris
   Keith Colestock
   Donald E. Morgan
   J. Matthew Philo
     James Doyle
     Jonathan Eng
    Harry Hartford
    Sarah Ketterer

ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE


  PORTFOLIO MANAGER        OTHER SEC-REGISTERED        OTHER POOLED INVESTMENT          OTHER ACCOUNTS
                          OPEN-END AND CLOSED-END             VEHICLES
                                   FUNDS
----------------------- ---------------------------- ---------------------------- ---------------------------
                         Number of       Assets       Number of       Assets       Number of       Assets
                          accounts                     accounts                     accounts
   Donald E. Morgan

         Ownership of Securities

         The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

                  Portfolio Manager                        Dollar Range of Equity Securities in the Fund
                                                                         Beneficially Owned

------------------------------------------------------- -----------------------------------------------------
                   Leonard A. Aplet
                    Daniel H. Cole
                     Brian Condon
                     Kevin Cronk
                   Richard R. Cutts
                   Richard Dahlberg
                   Brian Drainville
                    Chris Eckstrom
                   Lori J. Ensinger
                    Jarl Ginsberg
                   David L. Hoffman
                  Vikram J. Kuriyan
                   Thomas LaPointe
                     Colin Moore
                     Wendy Norman
                   Laura Ostrander
                     Edward Paik
                    Michael Pelosi
                     Ann Peterson
                   Noah J. Petrucci
                 Christian F. Pineno
                   Marie Schofield
                    Diane L. Sobin
                 Christian Stadlinger
                   John Trentacoste
                Michael A. Welhoelter
                     Sean Wilson
                  Yanfang (Emma) Yan
                     Tom Marsico
                   Corydon Gilchist
                    Jim Gendelman
                    Glenn Carlson
                     Brent Woods
                  William Pickering
                    Amelia Morris
                   Keith Colestock
                   Donald E. Morgan
                   J. Matthew Philo
                     James Doyle
                     Jonathan Eng
                    Harry Hartford
                    Sarah Ketterer

         Compensation

BACAP

         As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the BACAP and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, BACAP generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks noted below, emphasizing each manager's performance. BACAP may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall success.



                  PORTFOLIO MANAGER                                    PERFORMANCE BENCHMARK
                  -----------------                                    ---------------------

                    Leonard Aplet
                    Daniel H. Cole
                     Brian Condon
                     Kevin Cronk
                   Richard R. Cutts
                   Richard Dahlberg
                   Brian Drainville
                    Chris Eckstrom
                   Lori J. Ensinger
                    Jarl Ginsberg
                   David L. Hoffman
                  Vikram J. Kuriyan
                   Thomas LaPointe
                     Colin Moore
                     Wendy Norman
                   Laura Ostrander
                     Edward Paik
                    Michael Pelosi
                     Ann Peterson
                   Noah J. Petrucci
                 Christian F. Pineno
                   Marie Schofield
                    Diane L. Sobin
                 Christian Stadlinger
                   John Trentacoste
                Michael A. Welhoelter
                     Sean Wilson
                  Yanfang (Emma) Yan

Marsico Capital

         Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, each Marsico Capital portfolio manager's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

         Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

         Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's Investment Team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

         In addition to his salary and bonus, each Marsico Capital portfolio manager may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

Brandes

         Brandes' compensation structure for portfolio managers/analysts is three-fold:

         o        Competitive base salaries

         o        Participation in an annual bonus plan

         o Eligibility for participation in the firm's equity through partnership or phantom equity

         Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.

MacKay Shields

         In an effort to retain key personnel, MacKay Shields has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

         The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. Certain portfolio managers who are responsible for managing certain accounts that pay the firm a fee based on performance share in the fee based on the performance of the account. There is no difference between the method used in determining a portfolio manager's compensation with respect to the Fund and other accounts.

         MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

         Potential Conflicts of Interests

BACAP

         Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which BACAP believes are faced by investment professionals at most major financial firms. The BACAP and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

         o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

         o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

         o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

         o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, BACAP's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

         A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the BACAP's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one BACAP account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. BACAP and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another BACAP-advised account are to be made at an independent current market price, as required by law.

         Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

         A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

         BACAP or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

         A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at BACAP, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by BACAP and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Marsico Capital

         Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

         Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Portfolio guidelines, the allocation of securities, and compliance with its Code of Ethics.

Brandes

         Performance-Based Fees. For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

         Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

         Investment in the Fund. Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

MacKay Shields

         Mr. Morgan is responsible for managing certain institutional accounts and shares a performance fee based on the performance of such account. These accounts are distinguishable from the Fund because they use techniques that are not permitted for the Fund, such as short sales and leveraging.

         To address potential conflicts of interest between the clients and the adviser, MacKay Shields has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although MacKay Shields has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Causeways

[TBD]


         EXPENSE LIMITATIONS

         BACAP (or its predecessor) and/or BACAP Distributors has committed to:
(i) waive investment advisory fees and/or administration fees payable to it; and
(ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                         ADVISORY       ADMINISTRATION
                                         WAIVERS           WAIVERS
                                         -------           -------
FUNDS
-----

Asset Allocation Fund                       0.10%               n/a
Short-Term Income Fund                      0.10%               n/a
Government Securities Fund                  0.10%(1)            0.05%
Strategic Income Fund                       0.10%               n/a
Value Fund                                  0.05%              0.10%
Intermediate Bond Master Portfolio           n/a               0.05%
LifeGoal Income Portfolio                   0.10%              0.10%

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                                 FUND LEVEL EXPENSE COMMITMENT *
                                                 -----------------------------
Intermediate Municipal Fund**                           0.50%
Municipal Income Fund**                                 0.60%
Short-term Municipal Fund **                            0.40%
Florida Intermediate Bond Fund**                        0.50%
Georgia Intermediate Bond Fund**                        0.50%
Maryland Intermediate Bond Fund**                       0.50%
North Carolina Intermediate Bond Fund**                 0.50%
South Carolina Intermediate Bond Fund**                 0.50%
Tennessee Intermediate Bond Fund**                      0.50%
Texas Intermediate Bond Fund**                          0.50%
Virginia Intermediate Bond Fund**                       0.50%
California Municipal Bond Fund**                        0.60%
California Intermediate Bond Fund**                     0.50%
Florida Municipal Bond Fund**                           0.60%
Kansas Municipal Income Fund                            0.60%
High Yield Bond Fund                                    0.93%
Intermediate Bond Fund**                                0.81%
LargeCap Index Fund**                                   0.14%
LargeCap Enhanced Core Fund**                           0.50%
MidCap Index Fund                                       0.14%
SmallCap Index Fund**                                   0.21%
MidCap Value Fund**                                     1.25%
SmallCap Value Fund**                                   1.30%
Small Company Fund**                                    1.15%
Global Value Fund**                                     1.40%
Marsico International Opportunities Fund                1.50%
Bond Fund                                               0.60%
LifeGoal Income Portfolio                               0.42%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                              FUND LEVEL EXPENSE CAP *
                                              ------------------------
California Tax-Exempt Reserves**                       0.20%
Cash Reserves**                                        0.20%
Government Reserves**                                  0.20%
Money Market Reserves**                                0.20%
Municipal Reserves**                                   0.20%
New York Tax-Exempt Reserves**                         0.20%
Tax-Exempt Reserves**                                  0.20%
Treasury Reserves**                                    0.20%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three-year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         ADVISORY FEE RATES

         At December 2004 meetings, the Board approved reductions in the maximum advisory fee rate payable by a Fund or Master Portfolio. The rates were reduced from those shown in the Funds' prospectuses to the following:

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
-------------------------------------------------------------------------- ------------------------------------------
Nations Bond Fund                                                          0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations California Intermediate Municipal Bond Fund                        0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations California Municipal Bond Fund                                     0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Convertible Securities Fund                                        0.65% up to $500 million
                                                                           0.60% up to $1 billion
                                                                           0.55% up to $1.5 billion
                                                                           0.50% in excess of $1.5 billion
Nations Florida Intermediate Municipal Bond Fund                           0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Florida Municipal Bond Fund                                        0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Georgia Intermediate Municipal Bond Fund                           0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Global Value Fund                                                  0.90% up to $500 million
                                                                           0.85% up to $1 billion
                                                                           0.80% up to $1.5 billion
                                                                           0.75% up to $3 billion
                                                                           0.73% up to $6 billion
                                                                           0.71% in excess of $6 billion

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
-------------------------------------------------------------------------- ------------------------------------------
Nations Government Securities Fund                                         0.39% up to $500 million
                                                                           0.34% up to $1 billion
                                                                           0.31% up to $1.5 billion
                                                                           0.28% up to $3 billion
                                                                           0.27% up to $6 billion
                                                                           0.26% in excess of $6 billion
Nations Intermediate Municipal Bond Fund                                   0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Kansas Municipal Income Fund                                       0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations LargeCap Enhanced Core Fund                                        0.35% up to $500 million
                                                                           0.30% up to $1 billion
                                                                           0.25% up to $1.5 billion
                                                                           0.20% up to $3 billion
                                                                           0.18% up to $6 billion
                                                                           0.16% in excess of $6 billion
Nations Maryland Intermediate Municipal Bond Fund                          0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations MidCap Value Fund                                                  0.65% up to $500 million
                                                                           0.60% up to $1 billion
                                                                           0.55% up to $1.5 billion
                                                                           0.50% in excess of $1.5 billion
Nations Municipal Income Fund                                              0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations North Carolina Intermediate Municipal Bond Fund                    0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
-------------------------------------------------------------------------- ------------------------------------------
Nations Short-Intermediate Government Fund                                 0.31% up to $500 million
                                                                           0.26% in excess of $500 million
Nations Short-Term Municipal Income Fund                                   0.31% up to $500 million
                                                                           0.26% in excess of $500 million
Nations South Carolina Intermediate Municipal Bond Fund                    0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Strategic Income Fund                                              0.46% up to $500 million
                                                                           0.41% up to $1 billion
                                                                           0.38% up to $1.5 billion
                                                                           0.35% in excess of $1.5 billion
Nations Tennessee Intermediate Municipal Bond Fund                         0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Texas Intermediate Municipal Bond Fund                             0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations Value Fund                                                         0.60% up to $500 million
                                                                           0.55% up to $1 billion
                                                                           0.50% up to $1.5 billion
                                                                           0.45% up to $3 billion
                                                                           0.43% up to $6 billion
                                                                           0.41% in excess of $6 billion
Nations Virginia Intermediate Municipal Bond Fund                          0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion

MASTER PORTFOLIO
----------------                                                                            RATE OF
                                                                                         COMPENSATION
                                                                                         ------------
Nations Intermediate Bond Master Portfolio                                 0.41% up to $500 million
                                                                           0.36% up to $1 billion
                                                                           0.33% up to $1.5 billion
                                                                           0.30% up to $3 billion
                                                                           0.29% up to $6 billion
                                                                           0.28% in excess of $6 billion
Nations International Equity Master Portfolio                              0.70% up to $500 million
                                                                           0.65% up to $1 billion
                                                                           0.60% up to $1.5 billion
                                                                           0.55% up to $3 billion
                                                                           0.53% up to $6 billion
                                                                           0.51% in excess of $6 billion
Nations Marsico Focused Equities Master Portfolio                          0.75% up to $500 million
                                                                           0.70% up to $1 billion
                                                                           0.65% up to $1.5 billion
                                                                           0.60% up to $3 billion
                                                                           0.58% up to $6 billion
                                                                           0.56% in excess of $6 billion
Nations Marsico Growth Master Portfolio                                    0.75% up to $500 million
                                                                           0.70% up to $1 billion
                                                                           0.65% up to $1.5 billion
                                                                           0.60% up to $3 billion
                                                                           0.58% up to $6 billion
                                                                           0.56% in excess of $6 billion
Nations International Value Master Portfolio                               0.85% up to $500 million
                                                                           0.80% up to $1 billion
                                                                           0.75% up to $1.5 billion
                                                                           0.70% up to $3 billion
                                                                           0.68% up to $6 billion
                                                                           0.66% in excess of $6 billion
Nations High Yield Bond Master Portfolio                                   0.55% up to $500 million
                                                                           0.52% up to $1 billion
                                                                           0.49% up to $1.5 billion
                                                                           0.46% in excess of $1.5 billion
Nations Marsico 21st Century Master Portfolio                              0.75% up to $500 million
                                                                           0.70% up to $1 billion
                                                                           0.65% up to $1.5 billion
                                                                           0.60% up to $3 billion
                                                                           0.58% up to $6 billion
                                                                           0.56% in excess of $6 billion
Nations SmallCap Value Master Portfolio                                    0.70% up to $500 million
                                                                           0.65% up to $1 billion
                                                                           0.60% in excess of $1 billion
Nations Strategic Growth Master Portfolio                                  0.60% up to $500 million
                                                                           0.55% up to $1 billion
                                                                           0.50% up to $1.5 billion
                                                                           0.45% up to $3 billion
                                                                           0.43% up to $6 billion
                                                                           0.41% in excess of $6 billion
Nations Small Company Master Portfolio                                     0.70% up to $500 million
                                                                           0.65% up to $1 billion
                                                                           0.60% in excess of $1 billion

         ADVISORY FEES PAID

         BACAP received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BACAP, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2005. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.

                                                                                                          Other
                                                       Net              Amount         Reimbursed         -----
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
                                                   -----------          ------         ----------    --------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund
International Equity Fund(a)
International Value Fund(a)
Marsico International Opportunities Fund(a)


STOCK FUNDS
Asset Allocation Fund
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
MidCap Growth Fund
MidCap Value Fund
Small Company Fund(a)
SmallCap Value Fund
Strategic Growth Fund(a)
Value Fund

INDEX FUNDS
LargeCap Index Fund
LargeCap Enhanced Core Fund
MidCap Index Fund
SmallCap Index Fund

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio
LifeGoal Growth Portfolio
LifeGoal Income and Growth Portfolio
LifeGoal Income Portfolio

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund
Government Securities Fund
High Yield Bond Fund(a)
Intermediate Bond Fund(a)
Short-Intermediate Government Fund
Short-Term Income Fund
Strategic Income Fund

                                                                                                          Other
                                                       Net              Amount         Reimbursed         -----
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
                                                   -----------          ------         ----------    --------------
MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund
Municipal Income Fund
Short-Term Municipal Income Fund

STATE MUNICIPAL BOND FUNDS
California Bond Fund
California Intermediate Bond Fund
Florida Intermediate Bond Fund
Florida Bond Fund
Georgia Intermediate Bond Fund
Kansas Income Fund
Maryland Intermediate Bond Fund
North Carolina Intermediate Bond Fund
South Carolina Intermediate Bond Fund
Tennessee Intermediate Bond Fund
Texas Intermediate Bond Fund
Virginia Intermediate Bond Fund

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
High Income Portfolio

MONEY MARKET FUNDS
California Tax-Exempt Reserves
Cash Reserves
Government Reserves
Money Market Reserves
Municipal Reserves
New York Tax-Exempt Reserves
Tax-Exempt Reserves
Treasury Reserves

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

* These fees were reimbursed by BACAP in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.


         BACAP received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BACAP, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2004. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.

                                                                                                          Other
                                                       Net              Amount         Reimbursed    --------------
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
                                                   -----------          ------         ----------    --------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                  $2,656,561             $0               $0                $0
International Equity Fund(a)                        6,441,131              0                0            66,200
International Value Fund(a)                        30,403,935      2,344,261                0                 0
Marsico International Opportunities Fund(a)         2,182,616              0                0                 0


STOCK FUNDS
Asset Allocation Fund                               1,290,432         50,610                0                 0
Convertible Securities Fund                         8,830,350              0                0            44,200
Marsico 21st Century Fund(a)                          725,971              0                0                 0
Marsico Focused Equities Fund(a)                   16,671,462              0                0                 0
Marsico Growth Fund(a)                              7,205,480              0                0                 0
MidCap Growth Fund                                  3,312,234              0                0                 0
MidCap Value Fund                                   3,038,158              0                0                 0
Small Company Fund(a)                               6,301,293        137,552                0                 0
SmallCap Value Fund                                 1,100,222              0                0           130,000
Strategic Growth Fund(a)                           12,122,326              0                0             4,250
Value Fund                                          6,814,548        173,121                0             3,100

                                                                                                          Other
                                                       Net              Amount         Reimbursed    --------------
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
                                                   -----------          ------         ----------    --------------
INDEX FUNDS
LargeCap Index Fund                                   834,998      2,234,498                0             1,100
LargeCap Enhanced Core Fund                           412,552        581,572                0               200
MidCap Index Fund                                   1,218,157      1,909,654                0             3,300
SmallCap Index Fund                                   821,683      1,327,206                0               800

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                  1,104,691              0                0                 0
LifeGoal Growth Portfolio                             510,775              0                0                 0
LifeGoal Income and Growth Portfolio                  360,992              0                0                 0
LifeGoal Income Portfolio(b)                              n/a            n/a              n/a               n/a

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           9,469,574        100,411                0                 0
Government Securities Fund                            911,341        213,430                0             1,100
High Yield Bond Fund(a)                             6,232,296              0                0                 0
Intermediate Bond Fund(a)                           3,045,031              0                0                 0
Short-Intermediate Government Fund                  1,369,642              0                0            78,000
Short-Term Income Fund                              2,171,623      1,085,811                0            55,000
Strategic Income Fund                                 922,812        230,703                0                 0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    4,441,200      3,270,995                0            13,802
Municipal Income Fund                               2,398,028      1,352,728                0            64,062
Short-Term Municipal Income Fund                    1,384,108      2,099,911                0                 0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  934,946        629,462                0             8,184
California Intermediate Bond Fund                     232,653        340,855                0                 0
Florida Intermediate Bond Fund                        466,242        531,501                0                 0
Florida Bond Fund                                     280,025        298,620                0                 0
Georgia Intermediate Bond Fund                        296,056        403,547                0                 0
Kansas Income Fund                                    195,372        252,947                0                 0
Maryland Intermediate Bond Fund                       442,994        540,987                0                 0
North Carolina Intermediate Bond Fund                 440,814        525,173                0                 0
South Carolina Intermediate Bond Fund                 492,095        542,400                0                 0
Tennessee Intermediate Bond Fund                       47,417        226,884                0                 0
Texas Intermediate Bond Fund                          521,311        562,512                0                 0
Virginia Intermediate Bond Fund                       708,431        695,327                0                 0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                    0              0                0                 0
Mortgage- and Asset-Backed Portfolio                        0              0                0                 0
High Income Portfolio                                       0              0                0                 0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                      2,571,065        642,772                0                 0
Cash Reserves                                      77,627,992      19,406,998               0           106,000
Government Reserves                                 5,826,806      1,456,701                0                 0
Money Market Reserves                              15,943,772      3,985,943                0                 0
Municipal Reserves                                  4,687,522      1,171,880                0                 0
New York Tax-Exempt Reserves                           75,832                               0                 0
                                                                       0
Tax-Exempt Reserves                                 3,504,497        894,703                0                 0
Treasury Reserves                                  12,295,451      3,073,863                0                 0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

(b) There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

* These fees were reimbursed by BACAP in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.


         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds for the fiscal year ended March 31, 2003 as shown below, were paid to BACAP for the period between January 1, 2003 and March 31, 2003 and to BA Advisors for the period April 1, 2002 and December 31, 2002.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
INTERNATIONAL STOCK FUNDS
Global Value Fund                                  $1,462,129                $0                    $0
International Equity Fund(a)                        4,400,702                 0                     0
Marsico International Opportunities Fund(a)           306,406                 0                     0
International Value Fund(a)                        29,626,535         2,247,596                     0

STOCK FUNDS
Asset Allocation Fund                               1,943,911                 0                     0
Convertible Securities Fund                         5,357,700                 0                     0
Marsico 21st Century Fund(a)                          412,447                 0                     0
Marsico Focused Equities Fund(a)                   12,127,573                 0                     0
Marsico Growth Fund(a)                              3,934,953                 0                     0
MidCap Growth Fund                                  3,443,236                 0                     0
MidCap Value Fund                                   1,537,290                 0                     0
SmallCap Value Fund*                                        0                 0                   n/a
Small Company Fund                                  5,039,388           447,791                     0
Strategic Growth Fund(a)                           10,894,470                 0                     0
Value Fund                                          5,592,028                 0                     0

INDEX FUNDS
LargeCap Index Fund                                   632,216         3,504,950                     0
LargeCap Enhanced Core Fund                           178,933           546,109                     0
MidCap Index Fund                                     817,518         2,452,563                     0
SmallCap Index Fund                                   224,971         1,954,601                     0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                    633,087                 0                     0
LifeGoal Growth Portfolio                             293,777                 0                     0
LifeGoal Income and Growth Portfolio                  157,617                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           9,978,677            84,662                     0
Government Securities Fund                          1,094,630           225,000                     0
High Yield Bond Fund(a)                             2,432,911                 0                     0
Intermediate Bond Fund(a)                           2,578,927                 0                     0
Short-Intermediate Government Fund                  1,517,901                 0                     0
Short-Term Income Fund                              1,616,508           808,154                     0
Strategic Income Fund                                 840,287           210,072                     0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    4,083,658         2,687,756                     0
Municipal Income Fund                               2,798,562         1,439,214                     0
Short-Term Municipal Income Fund                   1, 056,618         1,453,945                     0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  901,949           587,081                     0
California Intermediate Bond Fund*                          0                 0                   n/a
Florida Intermediate Bond Fund                        489,238           488,010                     0
Florida Bond Fund                                     349,202           298,257                     0
Georgia Intermediate Bond Fund                        341,457           384,329                     0
Kansas Income Fund                                    219,965           269,573                     0
Maryland Intermediate Bond Fund                       480,213           485,290                     0
North Carolina Intermediate Bond Fund                 476,361           470,896                     0
South Carolina Intermediate Bond Fund                 548,231           507,488                     0
Tennessee Intermediate Bond Fund                       51,137           204,277                     0
Texas Intermediate Bond Fund                          592,446           522,627                     0
Virginia Intermediate Bond Fund                       758,316           634,987                     0

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                    0                 0                     0
Mortgage- and Asset-Backed Portfolio                        0                 0                     0
High Income Portfolio                                       0                 0                     0
MONEY MARKET FUNDS
California Tax-Exempt Reserves                      2,779,018           633,466                     0
Cash Reserves                                      93,816,479        20,988,173                     0
Government Reserves                                 6,107,968         1,504,228                     0
Money Market Reserves                              17,736,485         3,969,667                     0
Municipal Reserves                                  3,231,482           962,934                     0
New York Tax-Exempt Reserves                           55,381             5,079                     0
Tax-Exempt Reserves                                 3,629,793           897,521                     0
Treasury Reserves                                  13,102,738         2,934,187                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.


         SUB-ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BACAP, from the fees that it receives, pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid as follows:

                                                  Sub-Advisory Fee
                                                        Rate
                                                  ----------------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)
Assets   < or = to $1 billion                          0.500%
Assets   > $1 billion                                  0.450%

International Value Fund (Brandes)                     0.500%
International Equity Master Portfolio
         (Marsico Capital)                             0.450%
         (Causeway)*                                   0.430%

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund (MacKay Shields)
Assets   < or = to $100 million                        0.400%
Assets   > $100 million to $200 million                0.375%
Assets   > $200 million                                0.350%


* Became sub-adviser effective May 11, 2004.

         SUB-ADVISORY FEES PAID

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2005. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)
International Value Fund(a) (Brandes)
International Equity Master Portfolio(a)
         (INVESCO)**
         (Marsico Capital)
         (Putnam)**
         (Causeway)*

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund(a) (MacKay Shields)

         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         *        Became sub-adviser effective May 11, 2004.

         **       Sub-advisory agreement terminated as of May 10, 2004.


         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2004. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                        $1,478,420                $0                    $0
International Value Fund(a) (Brandes)             $18,234,670                 0                     0
International Equity Master Portfolio(a)
         (INVESCO)**                               $1,421,151                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)**                                $1,420,486                 0                     0
         (Causeway)*                                      n/a               n/a                   n/a

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund(a) (MacKay Shields)           $4,055,583                 0                     0

         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         * Became sub-adviser effective May 11, 2004.

         ** Sub-advisory agreement terminated as of May 10, 2004.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2003. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                          $811,611                $0                    $0
International Value Fund(a) (Brandes)              17,693,421                 0                     0
International Equity Master Portfolio(a)
         (INVESCO)                                  1,062,928                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)                                   1,079,533                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund(a) (MacKay Shields)            1,623,884                 0                     0


         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.


         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         BACAP Distributors serves as Administrator of the Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive fees as compensation for its services, which are computed daily and paid monthly, at the annual rate of:




FUND
----                                                                                        RATE OF
                                                                                         COMPENSATION
                                                                                         ------------
Fixed Income Funds (except Nations High Yield Bond Fund and Nations                          0.14%
Intermediate Bond Fund):

International Funds (except Nations International Equity Fund and                            0.17%
Nations Marsico International Opportunities Fund):

Domestic Equity Funds (except Nations LargeCap Index Fund, Nations                           0.17%
MidCap Index Fund, Nations SmallCap Index Fund, Nations Marsico 21st
Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico
Growth Fund, Nations SmallCap Value Fund, Nations Small Company Fund,
Nations Strategic Growth Fund and Nations MidCap Growth Fund):

Money Market Funds and Nations LargeCap Index Fund, Nations MidCap Index                     0.10%
Fund and Nations SmallCap Index Fund:

Nations High Yield Bond Fund:                                                                0.18%

Nations Intermediate Bond Fund:                                                              0.09%

Nations International Equity Fund, Nations Marsico International                             0.12%
Opportunities Fund, Nations Marsico 21st Century Fund, Nations Marsico
Focused Equities Fund, Nations Marsico Growth Fund, Nations SmallCap
Value Fund, Nations Small Company Fund and Nations Strategic Growth Fund:

Nations MidCap Growth Fund and Nations LifeGoal Income Portfolio                             0.23%

Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth              As mutually agreed upon by the Trust and ,
Portfolio Nations LifeGoal Income and Growth                                     BACAP Distributors from time to time.
Portfolio, Corporate Bond  Portfolio,                                            Pursuant to separate agreements for
Mortgage- and Asset-Backed Portfolio and High Income Portfolio:                  these Funds, an affiliate of BACAP
                                                                                 Distributors has agreed to absorb all fees and
                                                                                 expenses incurred under this Agreement.

           Each percentage amount is of the average daily net assets of a Fund. BACAP Distributors also may pay amounts from its own assets to selling or servicing agents for services they provide.

         The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge administration fees.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations, (viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by BACAP Distributors, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP and BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from BACAP Distributors based on an annual rate of the Funds' average daily net assets, as shown below.

MONEY MARKET FUNDS                                FEE RATE
------------------                                --------
First               $2 billion                    0.000100
Next                $1 billion                    0.000075
On excess           (>$3.0 billion)               0.000025

STOCK FUNDS (EXCLUDING MARSICO 21ST CENTURY FUND)
-------------------------------------------------
First               $500 million                  0.000550
Next                $500 million                  0.000450
Next                $500 million                  0.000250
Next                $500 million                  0.000150
On excess           (>$2.0 billion)               0.000050

MONEY MARKET FUNDS                                FEE RATE
------------------                                --------

GOVERNMENT & CORPORATE BOND FUNDS, MUNICIPAL
--------------------------------------------
BOND FUNDS AND STATE MUNICIPAL BOND FUNDS
-----------------------------------------
(EXCLUDING HIGH YIELD BOND FUND)
--------------------------------
First               $500 million                  0.000450
Next                $500 million                  0.000350
Next                $250 million                  0.000225
Next                $250 million                  0.000100
On excess           (>$1.5 billion)               0.000050
INTERNATIONAL/GLOBAL STOCK FUNDS (& HIGH YIELD
----------------------------------------------
BOND, MARSICO 21ST CENTURY)
---------------------------
First               $500 million                  0.00060
Next                $500 million                  0.00050
Next                $250 million                  0.00040
Next                $250 million                  0.00030
On excess           (>$1.5 billion)               0.00005

         ADMINISTRATION AND SUB-ADMINISTRATION FEES PAID

         The table set forth below states the net administration fees paid to BACAP Distributors and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2005.

                                                       Net
                                                 Administration         Net Sub-
                                                      Fees         Administration Fees
                                                  Paid to BACAP        Paid to BNY
                                                  Distributors          by BACAP
                                                   by the Fund        Distributors
                                                 --------------    -------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund
International Equity Fund(a)
International Value Fund(a)
Marsico International Opportunities Fund(a)

DOMESTIC STOCK FUNDS
Asset Allocation Fund
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
MidCap Growth Fund
MidCap Value Fund
SmallCap Value Fund
Small Company Fund(a)
Strategic Growth Fund(a)
Value Fund

INDEX FUNDS
LargeCap Index Fund
LargeCap Enhanced Core Fund
MidCap Index Fund
SmallCap Index Fund


LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio
LifeGoal Growth Portfolio
LifeGoal Income and Growth Portfolio
LifeGoal Income Portfolio

                                                       Net
                                                 Administration         Net Sub-
                                                      Fees         Administration Fees
                                                  Paid to BACAP        Paid to BNY
                                                  Distributors          by BACAP
                                                   by the Fund        Distributors
                                                 --------------    -------------------
GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund
Government Securities Fund
High Yield Bond Fund(a)
Intermediate Bond Fund(a)
Short-Intermediate Government Fund
Short-Term Income Fund
Strategic Income Fund

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund
Municipal Income Fund
Short-Term Municipal Income Fund

STATE MUNICIPAL BOND FUNDS
California Bond Fund
California Intermediate Bond Fund
Florida Intermediate Bond Fund
Florida Bond Fund
Georgia Intermediate Bond Fund
Kansas Income Fund
Maryland Intermediate Bond Fund
North Carolina Intermediate Bond Fund
South Carolina Intermediate Bond Fund
Tennessee Intermediate Bond Fund
Texas Intermediate Bond Fund
Virginia Intermediate Bond Fund

MONEY MARKET FUNDS
California Tax-Exempt Reserves
Cash Reserves
Government Reserves
Money Market Reserves
Municipal Reserves
New York Tax-Exempt Reserves
Tax-Exempt Reserves
Treasury Reserves

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year. (a)The Administration fees and Sub-Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.


         The table set forth below states the net administration fees paid to BACAP Distributors and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2004.

                                                       Net
                                                 Administration         Net Sub-
                                                      Fees         Administration Fees
                                                  Paid to BACAP        Paid to BNY
                                                  Distributors          by BACAP
                                                  by the Fund         Distributors
                                                 --------------    -------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                    $541,704           $177,251
International Equity Fund(a)                        1,317,554            453,093
International Value Fund(a)                         4,445,399            804,758
Marsico International Opportunities Fund(a)           436,142            163,925

DOMESTIC STOCK FUNDS
Asset Allocation Fund                                 365,274            113,126
Convertible Securities Fund                         2,536,565            588,021
Marsico 21st Century Fund(a)                          164,345             58,047
Marsico Focused Equities Fund(a)                    2,134,066            702,693
Marsico Growth Fund(a)                                743,367            455,168
MidCap Growth Fund                                    893,016            279,002
MidCap Value Fund                                     736,981            232,043
SmallCap Value Fund                                   153,452             67,279
Small Company Fund(a)                                 703,599            367,759
Strategic Growth Fund(a)                            2,635,493            676,183
Value Fund                                          1,628,081            497,963

                                                       Net              Net Sub-
                                                 Administration    Administration Fees
                                                      Fees             Paid to BNY
                                                  Paid to BACAP         by BACAP
                                                  Distributors        Distributors
                                                  by the Fund
                                                 --------------    -------------------
INDEX FUNDS
LargeCap Index Fund                                 1,186,926            539,086
LargeCap Enhanced Core Fund                           434,806            136,816
MidCap Index Fund                                     679,475            552,888
SmallCap Index Fund                                   707,584            395,143


LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                  0
LifeGoal Growth Portfolio                                   0                  0
LifeGoal Income and Growth Portfolio                        0                  0
LifeGoal Income Portfolio                                 n/a                n/a

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           4,863,355            458,520
Government Securities Fund                            284,746            102,541
High Yield Bond Fund(a)                             1,349,879            574,447
Intermediate Bond Fund(a)                             938,071            306,217
Short-Intermediate Government Fund                    799,058            205,344
Short-Term Income Fund                              1,969,969            418,819
Strategic Income Fund                                 432,271             75,277

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    3,739,038            502,666
Municipal Income Fund                               1,338,181            312,601
Short-Term Municipal Income Fund                    2,118,663            436,282

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  547,513            140,824
California Intermediate Bond Fund                     250,900             64,529
Florida Intermediate Bond Fund                        436,493            112,265
Florida Bond Fund                                     202,519             52,085
Georgia Intermediate Bond Fund                        306,066             78,717
Kansas Income Fund                                    156,899             40,354
Maryland Intermediate Bond Fund                       430,479            110,710
North Carolina Intermediate Bond Fund                 422,604            108,689
South Carolina Intermediate Bond Fund                 452,571            116,401
Tennessee Intermediate Bond Fund                      120,002             30,863
Texas Intermediate Bond Fund                          474,150            121,953
Virginia Intermediate Bond Fund                       614,120            157,945

MONEY MARKET FUNDS
California Tax-Exempt Reserves                      1,061,772            210,647
Cash Reserves                                      41,646,588          1,817,250
Government Reserves                                 2,861,668            321,392
Money Market Reserves                               8,482,090            532,162
Municipal Reserves                                  2,080,135            297,657
New York Tax-Exempt Reserves                         (90,624)              5,036
Tax-Exempt Reserves                                 1,544,628            268,266
Treasury Reserves                                   6,365,197            456,155

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a)The Administration fees and Sub-Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors (as sole administrator for the period January 1, 2003 through March 31, 2003, and as co-administrator for the period from April 1, 2002 through December 31, 2002) and Stephens (as co-administrator for the period from April 1, 2002 through December 31, 2002) and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2003.

                                                       Net
                                                 Administration                              Net Sub-
                                                      Fees                 Net          Administration Fees
                                                  Paid to BACAP    Administration Fees      Paid to BNY
                                                  Distributors     Paid to Stephens by       by BACAP
                                                  by the Fund          by the Fund         Distributors
                                                 --------------    -------------------   ------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                    $215,796           $61,262               $97,316
International Equity Fund(a)                          404,704           189,443               341,734
Marsico International Opportunities Fund(a)          (92,823)             8,822                22,947
International Value Fund(a)                         2,284,770         1,994,518               799,208

DOMESTIC STOCK FUNDS
Asset Allocation Fund                                 366,587           156,880               164,355
Convertible Securities Fund                         1,061,586           413,299               420,881
Marsico 21st Century Fund(a)                           12,767            25,618                32,874
Marsico Focused Equities Fund(a)                      457,205           972,803               638,415
Marsico Growth Fund(a)                                139,856           248,020               279,780
MidCap Growth Fund                                    657,957           272,941               287,397
MidCap Value Fund                                     269,401            90,120               112,628
SmallCap Value Fund*                                      n/a               n/a                   n/a
Small Company Fund                                    759,986           318,417               323,982
Strategic Growth Fund(a)                            1,916,429           718,072               664,473
Value Fund                                            692,582           280,037               298,402

INDEX FUNDS
LargeCap Index Fund                                 1,301,182           573,547               504,112
LargeCap Enhanced Core Fund                           227,654            89,674                99,576
MidCap Index Fund                                     658,423           417,462               417,539
SmallCap Index Fund                                   686,678           271,738               294,953

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                 0                64,311
LifeGoal Growth Portfolio                                   0                 0                32,516
LifeGoal Income and Growth Portfolio                        0                 0                14,417
LifeGoal Income Portfolio

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                           3,344,843         1,670,366               524,041
Government Securities Fund                            310,912            31,101               123,197
High Yield Bond Fund(a)                               336,700           166,289               239,816
Intermediate Bond Fund(a)                             496,217           287,338               261,000
Short-Intermediate Government Fund                    640,385           246,747               225,988
Short-Term Income Fund                              1,047,309           397,735               332,905
Strategic Income Fund                                 279,129           153,228                29,716

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                    2,183,795           716,065               485,639
Municipal Income Fund                               1,030,434           317,893               346,692
Short-Term Municipal Income Fund                    1,048,422           283,366               341,846

                                                       Net
                                                 Administration                              Net Sub-
                                                      Fees                 Net          Administration Fees
                                                  Paid to BACAP    Administration Fees      Paid to BNY
                                                  Distributors     Paid to Stephens by       by BACAP
                                                  by the Fund          by the Fund         Distributors
                                                 --------------    -------------------   ------------------
STATE MUNICIPAL BOND FUNDS
California Bond Fund                                  365,024            96,437               134,194
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        297,090            81,551               109,955
Florida Bond Fund                                     156,593            44,094                58,282
Georgia Intermediate Bond Fund                        220,150            61,065                81,663
Kansas Income Fund                                    118,517            33,219                44,066
Maryland Intermediate Bond Fund                       292,992            81,094               108,640
North Carolina Intermediate Bond Fund                 287,568            79,449               106,590
South Carolina Intermediate Bond Fund                 319,858            89,191               118,788
Tennessee Intermediate Bond Fund                       78,224            20,734                28,740
Texas Intermediate Bond Fund                          337,447            94,591               125,470
Virginia Intermediate Bond Fund                       423,395           116,447               156,777

MONEY MARKET FUNDS
California Tax-Exempt Reserves                        937,750           127,192               220,601
Cash Reserves                                      44,696,689         4,362,398             2,113,413
Government Reserves                                 2,545,105           289,843               326,870
Money Market Reserves                               8,138,052           821,589               561,770
Municipal Reserves                                  1,193,455           148,307               255,348
New York Tax-Exempt Reserves                        (156,157)             2,405                 4,010
Tax-Exempt Reserves                                 1,043,186           137,164               236,420
Treasury Reserves                                   5,734,874           603,110               467,282

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.


         12b-1 PLANS

         The Trust has adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock--Description of the Trust's Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Trust has adopted a distribution plan. The Investor B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Funds. BACAP Distributors has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, BACAP Distributors has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Trust has adopted a distribution plan. The Investor C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Funds.

         With respect to a Fund's Daily Shares, the Trust has adopted a distribution plan. The Daily Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         The Liquidity Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds' Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds' average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund's Liquidity Class Shares.

         With respect to the Money Market Funds, the Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares and a reduced distribution (12b-1) fee for the Service Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of BACAP Distributors, LLC for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds' Liquidity Class Shares and additionally, the Trust may pay BACAP Distributor, LLC a fee of up to 0.25% of the Liquidity Class Funds' average daily net assets. BACAP Distributors, LLC may reimburse or compensate certain selling agents from these amounts. In addition, the Trust's revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds' Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares. The Trust has also adopted a reduction in the contractual waiver of distribution and shareholder servicing fees so that the net total Fund operating expense remained the same under the new distribution and shareholder servicing fees and a reduced distribution (12b-1) fee for the Service Class Shares of 0.55% of the average daily net assets of the Funds' Service Class Shares.

         With respect to a Fund's Market Shares, the Trust has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Market Shares of the Funds.

         With respect to a Fund's Service Class Shares, the Trust has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.55% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution and Servicing Plan, the Investor A Distribution Plan, Investor B Distribution Plan, Investor C Distribution Plan, Daily Class Distribution Plan, Market Class or Service Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

         Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial and record owners of shares.

         All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2004 to July 31, 2005.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         For the Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                              Comp. to   or Other
                                                           Current       12b-1 Fees   Comp. to      Sales    Financial
                                           Advertising   Shareholders       Paid     Distributor  Personnel   Charges
                                           -----------   ------------    ----------  -----------  ---------  ---------

INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               $0           $0                         $0         $0         $0
International Equity Fund                        0            0                          0          0          0
International Value Fund                         0            0                          0          0          0
Marsico International Opportunities Fund         0            0                          0          0          0

STOCK FUNDS
Asset Allocation Fund                            0            0                          0          0          0
Convertible Securities Fund                      0            0                          0          0          0
Marsico 21st Century Fund                        0            0                          0          0          0
Marsico Focused Equities Fund                    0            0                          0          0          0
Marsico Growth Fund                              0            0                          0          0          0
MidCap Growth Fund                               0            0                          0          0          0
MidCap Value Fund                                0            0                          0          0          0
SmallCap Value Fund                              0            0                          0          0          0
Small Company Fund                               0            0                          0          0          0
Strategic Growth Fund                            0            0                          0          0          0
Value Fund                                       0            0                          0          0          0

INDEX FUNDS
LargeCap Index Fund                              0            0                          0          0          0
LargeCap Enhanced Core Fund                      0            0                          0          0          0
MidCap Index Fund                                0            0                          0          0          0
SmallCap Index Fund                              0            0                          0          0          0

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                              Comp. to   or Other
                                                           Current       12b-1 Fees   Comp. to      Sales    Financial
                                           Advertising   Shareholders       Paid     Distributor  Personnel   Charges
                                           -----------   ------------    ----------  -----------  ---------  ---------
LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio               0            0                          0          0          0
LifeGoal Growth Portfolio                        0            0                          0          0          0
LifeGoal Income and Growth Portfolio             0            0                          0          0          0
LifeGoal Income Portfolio*                       0            0                          0          0          0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                        0            0                          0          0          0
Government Securities Fund                       0            0                          0          0          0
High Yield Bond Fund                             0            0                          0          0          0
Intermediate Bond Fund                           0            0                          0          0          0
Short-Intermediate Government Fund               0            0                          0          0          0
Short-Term Income Fund                           0            0                          0          0          0
Strategic Income Fund                            0            0                          0          0          0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                 0            0                          0          0          0
Municipal Income Fund                            0            0                          0          0          0
Short-Term Municipal Income Fund                 0            0                          0          0          0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                             0            0                          0          0          0
California Intermediate Bond Fund                0            0                          0          0          0
Florida Intermediate Bond Fund                   0            0                          0          0          0
Florida Bond Fund                                0            0                          0          0          0
Georgia Intermediate Bond Fund                   0            0                          0          0          0
Kansas Income Fund                               0            0                          0          0          0
Maryland Intermediate Bond Fund                  0            0                          0          0          0
North Carolina Intermediate Bond Fund            0            0                          0          0          0
South Carolina Intermediate Bond Fund            0            0                          0          0          0
Tennessee Intermediate Bond Fund                 0            0                          0          0          0
Texas Intermediate Bond Fund                     0            0                          0          0          0
Virginia Intermediate Bond Fund                  0            0                          0          0          0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                   0            0                          0          0          0
Cash Reserves                                    0            0                          0          0          0
Government Reserves                              0            0                          0          0          0
Money Market Reserves                            0            0                          0          0          0
Municipal Reserves                               0            0                          0          0          0
New York Tax-Exempt Reserves                     0            0                          0          0          0
Tax-Exempt Reserves                              0            0                          0          0          0
Treasury Reserves                                0            0                          0          0          0

* There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                          Printing and
                                                           Mailing of
                                                            Prosp. to                                        Interest,
                                                          Shareholders                                       Carrying
                                                           Other than                  Comp. to   Comp. to   or Other
                                                             Current       Comp. to    Broker/    Sales      Financial
                                            Advertising   Shareholders   Distributors   Dealers   Personnel   Charges
                                            -----------   ------------   ------------   -------   ---------   -------

INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                 $0          $0                        $0         $0         $0
International Equity Fund                          0           0                         0          0          0
International Value Fund                           0           0                         0          0          0
Marsico International Opportunities Fund           0           0                         0          0          0

                                                          Printing and
                                                           Mailing of
                                                            Prosp. to                                        Interest,
                                                          Shareholders                                       Carrying
                                                           Other than                  Comp. to   Comp. to   or Other
                                                             Current       Comp. to     Broker/    Sales     Financial
                                            Advertising   Shareholders   Distributors   Dealers   Personnel   Charges
                                            -----------   ------------   ------------  --------   ---------  ---------
STOCK FUNDS
Asset Allocation Fund                              0           0                         0          0          0
Convertible Securities Fund                        0           0                         0          0          0
Marsico 21st Century Fund                          0           0                         0          0          0
Marsico Focused Equities Fund                      0           0                         0          0          0
Marsico Growth Fund                                0           0                         0          0          0
MidCap Growth Fund                                 0           0                         0          0          0
MidCap Value Fund                                  0           0                         0          0          0
Small Company Fund                                 0           0                         0          0          0
Small Cap Value Fund                               0           0                         0          0          0
Strategic Growth Fund                              0           0                         0          0          0
Value Fund                                         0           0                         0          0          0

INDEX FUNDS
LargeCap Index Fund                                0           0                         0          0          0
LargeCap Enhanced Core Fund                        0           0                         0          0          0
MidCap Index Fund                                  0           0                         0          0          0
SmallCap Index Fund                                0           0                         0          0          0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                 0           0                         0          0          0
LifeGoal Growth Portfolio                          0           0                         0          0          0
LifeGoal Income and Growth Portfolio               0           0                         0          0          0
LifeGoal Income Portfolio*                         0           0                         0          0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                          0           0                         0          0          0
Government Securities Fund                         0           0                         0          0          0
High Yield Bond Fund                               0           0                         0          0          0
Intermediate Bond Fund                             0           0                         0          0          0
Short-Intermediate Government Fund                 0           0                         0          0          0
Short-Term Income Fund                             0           0                         0          0          0
Strategic Income Fund                              0           0                         0          0          0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                   0           0                         0          0          0
Municipal Income Fund                              0           0                         0          0          0
Short-Term Municipal Income Fund                   0           0                         0          0          0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                               0           0                         0          0          0
California Intermediate Bond Fund                  0           0                         0          0          0
Florida Intermediate Bond Fund                     0           0                         0          0          0
Florida Bond Fund                                  0           0                         0          0          0
Georgia Intermediate Bond Fund                     0           0                         0          0          0
Kansas Income Fund                                 0           0                         0          0          0
Maryland Intermediate Bond Fund                    0           0                         0          0          0
North Carolina Intermediate Bond Fund              0           0                         0          0          0
South Carolina Intermediate Bond Fund              0           0                         0          0          0
Tennessee Intermediate Bond Fund                   0           0                         0          0          0
Texas Intermediate Bond Fund                       0           0                         0          0          0
Virginia Intermediate Bond Fund                    0           0                         0          0          0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                     0           0                         0          0          0
Cash Reserves                                      0           0                         0          0          0
Government Reserves                                0           0                         0          0          0
Money Market Reserves                              0           0                         0          0          0
Municipal Reserves                                 0           0                         0          0          0
New York Tax-Exempt Reserves                       0           0                         0          0          0
Tax-Exempt Reserves                                0           0                         0          0          0
Treasury Reserves                                  0           0                         0          0          0

* There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:


                                                        Printing and
                                                         Mailing of
                                                          Prosp. to                                          Interest,
                                                        Shareholders                                        Carrying or
                                                         Other than                  Comp. to   Comp. to       Other
                                                           Current      Comp. to      Broker/     Sales      Financial
                                           Advertising  Shareholders   Distributor    Dealers   Personnel     Charges
                                           -----------  ------------   -----------   --------   ---------   -----------

INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               $0          $0                        $0        $0             $0
International Equity Fund                        0           0                         0         0              0
International Value Fund                         0           0                         0         0              0
Marsico International Opportunities Fund         0           0                         0         0              0

STOCK FUNDS
Asset Allocation Fund                            0           0                         0         0              0
Convertible Securities Fund                      0           0                         0         0              0
Marsico 21st Century Fund                        0           0                         0         0              0
Marsico Focused Equities Fund                    0           0                         0         0              0
Marsico Growth Fund                              0           0                         0         0              0
MidCap Growth Fund                               0           0                         0         0              0
MidCap Value Fund                                0           0                         0         0              0
Small Company Fund                               0           0                         0         0              0
SmallCap Value Fund                              0           0                         0         0              0
Strategic Growth Fund                            0           0                         0         0              0
Value Fund                                       0           0                         0         0              0

INDEX FUNDS
LargeCap Index Fund                              0           0                         0         0              0
LargeCap Enhanced Core Fund                      0           0                         0         0              0
MidCap Index Fund                                0           0                         0         0              0
SmallCap Index Fund                              0           0                         0         0              0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio               0           0                         0         0              0
LifeGoal Growth Portfolio                        0           0                         0         0              0
LifeGoal Income and Growth Portfolio             0           0                         0         0              0
LifeGoal Income Portfolio*                       0           0                         0         0              0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                        0           0                         0         0              0
Government Securities Fund                       0           0                         0         0              0
High Yield Bond Fund                             0           0                         0         0              0
Intermediate Bond Fund                           0           0                         0         0              0
Short-Intermediate Government Fund               0           0                         0         0              0
Short-Term Income Fund                           0           0                         0         0              0
Strategic Income Fund                            0           0                         0         0              0


                                                        Printing and
                                                         Mailing of
                                                          Prosp. to                                          Interest,
                                                        Shareholders                                        Carrying or
                                                         Other than                  Comp. to   Comp. to       Other
                                                           Current      Comp. to      Broker/    Sales       Financial
                                           Advertising  Shareholders   Distributor    Dealers   Personnel     Charges
                                           -----------  ------------   -----------   --------   ---------   -----------
MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                 0           0                         0         0              0
Municipal Income Fund                            0           0                         0         0              0
Short-Term Municipal Income Fund                 0           0                         0         0              0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                             0           0                         0         0              0
California Intermediate Bond Fund                0           0                         0         0              0
Florida Intermediate Bond Fund                   0           0                         0         0              0
Florida Bond Fund                                0           0                         0         0              0
Georgia Intermediate Bond Fund                   0           0                         0         0              0
Kansas Income Fund                               0           0                         0         0              0
Maryland Intermediate Bond Fund                  0           0                         0         0              0
North Carolina Intermediate Bond Fund            0           0                         0         0              0
South Carolina Intermediate Bond Fund            0           0                         0         0              0
Tennessee Intermediate Bond Fund                 0           0                         0         0              0
Texas Intermediate Bond Fund                     0           0                         0         0              0
Virginia Intermediate Bond Fund                  0           0                         0         0              0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                   0           0                         0         0              0
Cash Reserves                                    0           0                         0         0              0
Government Reserves                              0           0                         0         0              0
Money Market Reserves                            0           0                         0         0              0
Municipal Reserves                               0           0                         0         0              0
New York Tax-Exempt Reserves                     0           0                         0         0              0
Tax-Exempt Reserves                              0           0                         0         0              0
Treasury Reserves                                0           0                         0         0              0

* There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

         For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                 Printing and
                                                  Mailing of
                                                   Prosp. to                                                Interest,
                                                 Shareholders                                               Carrying
                                                  Other than                     Comp. to       Comp. to    or Other
                                                    Current       Comp. to        Broker/        Sales      Financial
                                   Advertising   Shareholders    Distributor      Dealers      Personnel     Charges
                                   -----------   ------------    -----------     --------      ---------    ---------

MONEY MARKET FUNDS
California Tax-Exempt Reserves          $0          $0                             $0            $0          $0
Cash Reserves                            0           0                              0             0           0
Government Reserves                      0           0                              0             0           0
Money Market Reserves                    0           0                              0             0           0
Municipal Reserves                       0           0                              0             0           0
New York Tax-Exempt Reserves             0           0                              0             0           0
Tax-Exempt Reserves                      0           0                              0             0           0
Treasury Reserves                        0           0                              0             0           0

         For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
                                   -----------  ------------    -----------     --------      ---------    ---------

MONEY MARKET FUNDS
California Tax-Exempt Reserves          $0          $0                             $0            $0          $0
Cash Reserves                            0           0                              0             0           0
Government Reserves                      0           0                              0             0           0
Money Market Reserves                    0           0                              0             0           0
Municipal Reserves                       0           0                              0             0           0
New York Tax-Exempt Reserves             0           0                              0             0           0
Tax-Exempt Reserves                      0           0                              0             0           0
Treasury Reserves                        0           0                              0             0           0

         For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
                                   -----------  ------------    -----------     --------      ---------    ---------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          $0          $0                  $0         $0            $0          $0
Cash Reserves                            0           0                   0          0             0           0
Government Reserves                      0           0                   0          0             0           0
Money Market Reserves                    0           0                   0          0             0           0
Municipal Reserves                       0           0                   0          0             0           0
New York Tax-Exempt Reserves             0           0                   0          0             0           0
Tax-Exempt Reserves                      0           0                   0          0             0           0
Treasury Reserves                        0           0                   0          0             0           0

         For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                 Printing and
                                                  Mailing of
                                                   Prosp. to                                                Interest,
                                                 Shareholders                                               Carrying
                                                  Other than                      Comp. to      Comp. to    or Other
                                                    Current        Comp. to       Broker/        Sales      Financial
                                   Advertising   Shareholders    Distributor      Dealers      Personnel     Charges
                                   -----------   ------------    -----------      -------      ---------     -------
MONEY MARKET FUNDS
California Tax-Exempt Reserves           $0          $0                             $0            $0          $0
Cash Reserves                             0           0                              0             0           0
Government Reserves                       0           0                              0             0           0
Money Market Reserves                     0           0                              0             0           0
Municipal Reserves                        0           0                              0             0           0
New York Tax-Exempt Reserves              0           0                              0             0           0
Tax-Exempt Reserves                       0           0                              0             0           0
Treasury Reserves                         0           0                              0             0           0

         For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
                                   -----------  ------------    -----------      -------      ---------     -------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          $0          $0                             $0            $0          $0
Cash Reserves                            0           0                              0             0           0
Government Reserves                      0           0                              0             0           0
Money Market Reserves                    0           0                              0             0           0
Municipal Reserves                       0           0                              0             0           0
New York Tax-Exempt Reserves             0           0                              0             0           0
Tax-Exempt Reserves                      0           0                              0             0           0
Treasury Reserves                        0           0                              0             0           0

         EXPENSES

         The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.


         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, makes distributions payable by the Trust to shareholders and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed based on a cost plus model and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A Shares, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY, 2 Hanson Place, 7th Floor, Brooklyn, N.Y. 11217 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Funds issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended March 31, 2005 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent registered public accounting firm to audit the Funds' financial statements and review their tax returns for the fiscal year ended March 31, 2005. The Funds' Annual Reports for the fiscal period ended March 31, 2005 are incorporated herein by reference into this SAI.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day-to-day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interest of customer orders above the specialist's own interest and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist may make a market in certain securities held by the Funds.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.


         AGGREGATE BROKERAGE COMMISSIONS

                                                   Fiscal Year     Fiscal Year Ended   Fiscal Year Ended
                                                 Ended March 31,     March 31, 2004      March 31, 2003
                                                       2005
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                                       $489,391          $  301,301
International Equity Fund(a)                                           3,112,943           2,684,621
Marsico International Opportunities Fund(a)                            2,169,189             566,307
International Value Fund                                               1,876,769           2,528,006

                                                   Fiscal Year     Fiscal Year Ended   Fiscal Year Ended
                                                 Ended March 31,     March 31, 2004      March 31, 2003
                                                       2005
STOCK FUNDS
Asset Allocation Fund                                                    314,046             736,494
Convertible Securities Fund                                            1,030,507             591,835
Marsico 21st Century Fund(a)                                             624,850             557,962
Marsico Focused Equities Fund(a)                                       4,836,576           4,951,601
Marsico Growth Fund(a)                                                 2,453,050           1,624,464
MidCap Growth Fund                                                     1,135,055           1,435,238
MidCap Value Fund                                                      1,507,165           1,250,502
SmallCap Value Fund                                                    1,034,932             511,536
Small Company Fund                                                     1,534,725           1,231,458
Strategic Growth Fund                                                  2,414,696           4,484,774
Value Fund                                                             2,672,518           1,611,629

INDEX FUNDS
LargeCap Index Fund                                                      14,705                5,325
MidCap Index Fund                                                        72,098               71,425
SmallCap Index Fund                                                     110,429              412,918
LargeCap Enhanced Core Fund                                             811,723            1,029,278

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                                            0                     0
LifeGoal Growth Portfolio                                                     0                     0
LifeGoal Income and Growth Portfolio                                          0                     0
LifeGoal Income Portfolio                                                     0                     0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                                                     0                     0
Government Securities Fund                                                    0                     0
High Yield Bond Fund(a)                                                  27,483                42,604
Intermediate Bond Fund(a)                                                     0                     0
Short-Intermediate Government Fund                                            0                     0
Short-Term Income Fund                                                        0                     0
Strategic Income Fund                                                         0                     0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                                              0                     0
Municipal Income Fund                                                         0                     0
Short-Term Municipal Income Fund                                              0                     0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                                          0                     0
California Intermediate Bond Fund                                             0                     0
Florida Intermediate Bond Fund                                                0                     0
Florida Bond Fund                                                             0                     0
Georgia Intermediate Bond Fund                                                0                     0
Kansas Income Fund                                                            0                     0
Maryland Intermediate Bond Fund                                               0                     0
North Carolina Intermediate Bond Fund                                         0                     0
South Carolina Intermediate Bond Fund                                         0                     0
Tennessee Intermediate Bond Fund                                              0                     0
Texas Intermediate Bond Fund                                                  0                     0
Virginia Intermediate Bond Fund                                               0                     0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                                      0                     0
Mortgage- and Asset-Backed Portfolio                                          0                     0
High Income Portfolio                                                         0                     0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                                                0                     0
Cash Reserves                                                                 0                     0
Government Reserves                                                           0                     0
Money Market Reserves                                                         0                     0
Municipal Reserves                                                            0                     0
New York Tax-Exempt Reserves                                                  0                     0
Tax-Exempt Reserves                                                           0                     0
Treasury Reserves                                                             0                     0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.


         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                             Percentage of Fund's
                                                                                             Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission               Affiliated Broker/Dealer
             ----                 ----------------------             ----------             --------------------------




         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage          Commission Paid to
             Fund                 (relationship to Fund)             Commission               Affiliated Broker/Dealer
             ----                 ----------------------             ----------               ------------------------

Asset Allocation Fund           Banc of America Securities                $ 35,106                    11.18%
                                LLC
                                (a securities underwriting
                                affiliate of Bank of
                                America Corporation)

Convertible Securities Fund     Same                                        76,007                     7.38%
MidCap Growth Fund              Same                                        82,026                     7.23%
MidCap Value Fund               Same                                       131,180                     8.70%
Small Company Fund              Same                                        44,953                     2.93%
SmallCap Value Fund             Same                                        69,620                     6.73%
Strategic Growth Fund           Same                                        90,788                     3.76%
Value Fund                      Same                                       195,110                     7.30%


         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2003 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
             ----                 ----------------------             ----------            ------------------------
Asset Allocation Fund           Banc of America Securities            $ 139,707                      18.97%
                                LLC
                                (a securities underwriting
                                affiliate of Bank of
                                America Corporation)

Convertible Securities Fund     Same                                  $  36,020                       6.09%
Marsico 21st Century Fund       Same                                  $  12,925                       2.32%
Marsico Focused Equities Fund   Same                                  $ 140,109                       2.83%
Marsico Growth Fund             Same                                  $  32,661                       2.01%
MidCap Growth Fund              Same                                  $  59,311                       4.13%
MidCap Value Fund               Same                                  $ 132,740                      10.61%
Small Company Fund              Same                                  $  50,146                       4.07%
SmallCap Value Fund             Same                                  $  34,042                       6.65%
Strategic Growth Fund           Same                                  $ 696,208                      15.52%
Value Fund                      same                                  $  89,630                       5.56%

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2005, 2004 and 2003.


         DIRECTED BROKERAGE

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2005, the Funds directed brokerage transactions in this manner as follows:

                                                    Amount of           Related
                                                 Transaction(s)      Commission(s)

INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund
International Equity Fund(a)
International Value Fund
Marsico International Opportunities Fund(a)

STOCK FUNDS
Asset Allocation Fund
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
MidCap Growth Fund
MidCap Value Fund
SmallCap Value Fund(a)
Small Company Fund Strategic Growth
Fund(a) Value Fund

INDEX FUNDS
LargeCap Index Fund
LargeCap Enhanced Core Fund
MidCap Index Fund
SmallCap Index Fund

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio
LifeGoal Growth Portfolio
LifeGoal Income and Growth Portfolio
LifeGoal Income Portfolio

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund
Government Securities Fund
High Yield Bond Fund(a)
Intermediate Bond Fund(a)
Short-Intermediate Government Fund
Short-Term Income Fund
Strategic Income Fund

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund
Municipal Income Fund
Short-Term Municipal Income Fund

                                                    Amount of           Related
                                                 Transaction(s)      Commission(s)
STATE MUNICIPAL BOND FUNDS
California Bond Fund
California Intermediate Bond Fund
Florida Intermediate Bond Fund
Florida Bond Fund
Georgia Intermediate Bond Fund
Kansas Income Fund
Maryland Intermediate Bond Fund
North Carolina Intermediate Bond Fund
South Carolina Intermediate Bond Fund
Tennessee Intermediate Bond Fund
Texas Intermediate Bond Fund
Virginia Intermediate Bond Fund

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
High Income Portfolio

MONEY MARKET FUNDS
California Tax-Exempt Reserves
Cash Reserves
Government Reserves
Money Market Reserves
Municipal Reserves
New York Tax-Exempt Reserves
Tax-Exempt Reserves
Treasury Reserves


 (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.


         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2005 the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:



                                                                                    DOLLAR AMOUNT OF
FUND                                  BROKER/DEALER                                 SECURITIES HELD
----                                  -------------                                 ---------------



                                                                                    DOLLAR AMOUNT OF
FUND                                  BROKER/DEALER                                 SECURITIES HELD
----                                  -------------                                 ---------------








         MONIES PAID BY THE FUNDS TO INTERMEDIARIES FOR SERVICES THAT TYPICALLY WOULD BE PROVIDED BY THE FUNDS' TRANSFER AGENT

         The Funds may pay significant amounts to third party intermediaries, including Selling and Servicing Agents, for providing the types of services that would typically be provided directly by the Funds' transfer agent. The level of payments made to any intermediary at any given time may vary. A number of factors may be considered in determining payments to an intermediary, including, without limitation, the nature of the services provided (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information, the transmission of shareholder mailings, the generation and transmission of account statements and confirmations, the provision of call center support and/or tax reporting) and the degree to which the services provided may or may not be duplicative of the services provided by the transfer agent.

         The Funds may make payments to certain intermediaries or their affiliates. As of February 1, 2005, the Funds made payments to the following intermediaries or their affiliates:

         Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., UBS Financial Services, Inc., ADP, Inc., Charles Schwab & Co., Inc., Pershing, Legg Mason Wood Walker, Inc., Sungard Institutional Brokerage, Inc., Raymond James & Associates, J.P. Morgan, Diversified Investment Adviser, Lincoln Financial Group, Edward Jones, RBC Dain Rauscher, Inc., Robert Baird & Co., Stifel Nicolaus & Co., Inc, Linsco/Private Ledger Corp., Citigroup Global Markets, Inc., Franklin Templeton Investments, and Wilmington Trust Company.

         The Funds may enter into similar arrangements with other intermediaries or their affiliates from time to time. Therefore, the preceding list may be subject to change.


         MONIES PAID BY THE ADVISER, THE DISTRIBUTOR OR THEIR AFFILIATES TO SELLING AND SERVICING AGENTS

         The Adviser, the Distributor or their affiliates may from time to time pay significant amounts to Selling and Servicing Agents in connection with the servicing of Fund shares or customer accounts. These services could include, but are not limited to: establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; and processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications.

         The Adviser, the Distributor or their affiliates also may from time to time pay significant amounts to select Selling and Servicing Agents as compensation for providing the Funds with a higher profile for agents' financial consultants and their customers; placing the Funds on the agents' preferred or recommended list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments; granting the Distributor access to the agents' financial consultants in order to promote the Funds; promoting the Funds in communications with the agents' customers; providing assistance in training and education of the agents' personnel; and generally furnishing marketing support for the sale of Fund shares.

         The amount of any payment made to a Selling or Servicing Agent varies. A number of factors may be considered in determining payments to a Selling or Servicing Agent, including, without limitation, asset mix and length of the relationship with the agent, the size of the shareholder/customer base of the agent, the manner in which customers of the agent may make investments in the Funds, the nature and scope of services offered by the agent, the costs incurred by the agent in connection with maintaining the infrastructure that is necessary or desirable to support investments in the Funds and the efforts of the agent to educate or arrange for the education of its personnel about the Funds.

         The Adviser, the Distributor or their affiliates may make payments to certain Selling Agents, Servicing Agents or their affiliates. As of February 1, 2005, the Adviser, the Distributor or their affiliates made payments to the following Selling Agents, Servicing Agents or their affiliates:

         Banc of America Investment Services, Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Fidelity, Charles Schwab & Co. Inc., UBS Financial Services, Inc., Citigroup Global Markets, Inc., Raymond James & Associates, AIG Advisors Group (Advantage Capital Corp., Financial Services Corp., Royal Alliance Associates, Sentra/Spelman & Companies, and Sun America Securities), Legg Mason Wood Walker, Inc., Prudential Securities Inc., RBC Dain Rauscher, Inc., Janney Montgomery Scott LLC, Silicon Valley Bank, Bank of New York, Bear Stearns & Company, Inc., Chicago Mercantile Exchange, US Bank Trust, BMO Nesbitt Burns Corp., SEI Investments Distribution Company, Goldman Sachs & Co., Sungard Institutional Brokerage, Inc., Wells Fargo, Summit Bank, Brown Brothers Harriman & Co., Financial Oxygen, Inc., Money Market One, Ferris Baker Watts, Harris Corporation, Mellon Financial Services, and Banc of America Securities, LLC.

         The Adviser, the Distributor or their affiliates may enter into similar arrangements with other Selling Agents, Servicing Agents or their affiliates from time to time. Therefore, the preceding list may be subject to change.

         Certain of the preceding information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         DESCRIPTION OF THE TRUST'S SHARES

         The Funds of the Trust offer shares in the following classes. Subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund and Global Value Fund are no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.



FUND                                              PRIMARY A   PRIMARY B   INVESTOR    INVESTOR    INVESTOR
                                                  SHARES      SHARES      A SHARES    B SHARES    C SHARES
INTERNATIONAL/GLOBAL STOCK FUNDS                  X                       X           X           X
Global Value Fund                                 X                       X           X           X
International Equity Fund                         X                       X           X           X
Marsico International Opportunities Fund          X                       X           X           X
International Value Fund                          X                       X           X           X

STOCK FUNDS                                       X                       X           X           X
Asset Allocation Fund                             X                       X           X           X
Convertible Securities Fund                       X                       X           X           X
Marsico 21st Century Fund                         X                       X           X           X
Marsico Focused Equities Fund                     X                       X           X           X
Marsico Growth Fund                               X                       X           X           X
MidCap Growth Fund                                X                       X           X           X
MidCap Value Fund                                 X                       X           X           X
SmallCap Value Fund                               X                       X           X           X
Small Company Fund                                X                       X           X           X
Strategic Growth Fund                             X                       X           X           X
Value Fund                                        X                       X           X           X

FUND                                              PRIMARY A   PRIMARY B   INVESTOR    INVESTOR    INVESTOR
                                                  SHARES      SHARES      A SHARES    B SHARES    C SHARES
INDEX FUNDS
LargeCap Index Fund                               X                       X
MidCap Index Fund                                 X                       X
SmallCap Index Fund                               X                       X
LargeCap Enhanced Core Fund                       X           X           X

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                X           X           X           X           X
LifeGoal Growth Portfolio                         X           X           X           X           X
LifeGoal Income and Growth Portfolio              X           X           X           X           X
LifeGoal Income Portfolio                         X           X           X           X           X


GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                         X                       X           X           X
Government Securities Fund                        X                       X           X           X
High Yield Bond Fund                              X                       X           X           X
Intermediate Bond Fund                            X                       X           X           X
Short-Intermediate Government Fund                X           X           X           X           X
Short-Term Income Fund                            X                       X           X           X
Strategic Income Fund                             X                       X           X           X

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                  X                       X           X           X
Municipal Income Fund                             X                       X           X           X
Short-Term Municipal Income Fund                  X                       X           X           X

STATE MUNICIPAL BOND FUNDS
California Bond Fund                              X                       X           X           X
California Intermediate Bond Fund                 X                       X           X           X
Florida Intermediate Bond Fund                    X                       X           X           X
Florida Bond Fund                                 X                       X           X           X
Georgia Intermediate Bond Fund                    X                       X           X           X
Kansas Income Fund                                X                       X           X           X
Maryland Intermediate Bond Fund                   X                       X           X           X
North Carolina Intermediate Bond Fund             X                       X           X           X
South Carolina Intermediate Bond Fund             X                       X           X           X
Tennessee Intermediate Bond Fund                  X                       X           X           X
Texas Intermediate Bond Fund                      X                       X           X           X
Virginia Intermediate Bond Fund                   X                       X           X           X

         The MONEY MARKET FUNDS offer Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor A Shares (only Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves), Investor B Shares and Investor C Shares. In addition, Cash Reserves offers Marsico Shares.


         The FIXED-INCOME SECTOR PORTFOLIOS offer only one, single, unnamed class of shares.


         ABOUT THE TRUST'S CAPITAL STOCK

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

         Preemptive Rights. There are no preemptive rights associated with Fund shares.

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Funds' prospectuses.

         Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions.  The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or, if applicable, a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily in order to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Sales Charge Waivers

         In addition to the categories of investors who do not have to pay a sales charge, which can be found in the Funds' prospectuses (offering Investor A, Investor B and Investor C Shares) under the sub-heading "When you might not have to pay a sales charge," the following categories of investors do not have to pay a sales charge share purchases:

         o any investor who owned Investor A Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and paid a front-end sales charge at the time of purchase of such Investor A Shares, will not have to pay a front-end sales charge on any purchase of Investor A Shares of any other Nations Fund in amounts up to the dollar value of the shares held on the dates noted above; provided however, that such sales charge waiver shall be in effect only through August 1, 2003.

         o any investor who owned Investor B Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and had earned holding period credit toward a reduction in a contingent-deferred sales charge to be paid at the time of redemption of such Investor B Shares, will be allowed to transfer the holding period credit toward the reduction of any contingent sales charge on any purchase of Investor B Shares of any other Nations Fund in amounts up to the dollar value of shares held on the dates noted above; provided however, that the ability to transfer such earned holding period credit shall be in effect only through August 1, 2003.

         o any investor who owned Investor C Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and had earned holding period credit toward a reduction in a contingent-deferred sales charge to be paid at the time of redemption of such Investor C Shares, will be allowed to transfer the holding period credit toward the reduction of any contingent sales charge on any purchase of Investor C Shares of any other Nations Fund in amounts up to the dollar value of shares held on the dates noted above; provided however, that the ability to transfer such earned holding period credit shall be in effect only through August 1, 2003.

         Automatic Withdrawal Plan - Additional Information.

         Shareholders who hold shares in one or more Nations Funds through certain wrap fee programs with a minimum account size in the wrap program of $25,000, will be deemed to have met the $10,000 minimum account balance required to set up the Automatic Withdrawal Plan.

         Anti-Money Laundering Compliance.

         The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

         OFFERING PRICE

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

         o California Tax-Exempt Reserves and New York Tax-Exempt Reserves--as of 11:30 a.m., Eastern time.

         o        Municipal Reserves and Tax-Exempt Reserves--12:00 Noon,
                  Eastern time.

         o        Government Reserves--as of 2:30 p.m., Eastern time.

         o Cash Reserves, Money Market Reserves and Treasury Reserves--as of 5:00 p.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) Domestic exchange traded securities (other than NASDAQ listed equity securities) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP") (which as of May 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best offer price if the last trade price is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the NAV of the Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with a Fund's fair valuation procedures.; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration



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of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.


                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus entitled "Taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

         A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


         QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than



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10% of the outstanding voting securities of such issuer, and (ii) not more than
25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.


         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.


         CAPITAL LOSS CARRY-FORWARDS

         A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.


         EQUALIZATION ACCOUNTING

         Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.


         INVESTMENT THROUGH MASTER PORTFOLIOS

         Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-



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through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.


         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

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

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Subject to special rules applicable to the Tax-Exempt Funds discussed below, all amounts paid out of earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in a Fund, generally qualify as taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

         Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


         SALES AND EXCHANGES OF FUND SHARES

         In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

         If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The IRS




                                       96
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Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.


         FOREIGN TAXES

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund may qualify for and make the election; however, even if an International/Global Stock Fund qualifies for the election for a year, it may not make the election for such year. An International/Global Stock Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

         Even if an International/Global Stock Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholder if certain holding period requirements are met. Specifically, the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock.

         If an International/Global Stock Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

         In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.


         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

         Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the




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Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.

         The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.


         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.


         TAX-DEFERRED PLANS

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.


         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A Fund must hold the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 91 days during the 180 day period beginning 90 days prior to the date upon which the Fund becomes entitled to such dividend income if the distribution relates to certain dividends on preferred stock.

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


         FOREIGN SHAREHOLDERS

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

         If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

         The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

         Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If an International/Global Stock Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO ALL THE TAX-EXEMPT FUNDS

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.


         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.


         CAPITAL LOSS CARRY-FORWARDS

         A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.


         EQUALIZATION ACCOUNTING

         Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.


         INVESTMENT THROUGH MASTER PORTFOLIOS

         Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to


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
accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.


         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Subject to special rules applicable to the Tax-Exempt Funds discussed below, all amounts paid out of earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in a Fund, generally qualify as taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

         Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


         SALES AND EXCHANGES OF FUND SHARES

         In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

         If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The IRS Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at

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least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.


         FOREIGN TAXES

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund may qualify for and make the election; however, even if an International/Global Stock Fund qualifies for the election for a year, it may not make the election for such year. An International/Global Stock Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

         Even if an International/Global Stock Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholder if certain holding period requirements are met. Specifically, the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock.

         If an International/Global Stock Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

         In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.


         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

         Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.

A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.

         The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.


         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.


         TAX-DEFERRED PLANS

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.


         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A Fund must hold the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 91 days during the 180 day period beginning 90 days prior to the date upon which the Fund becomes entitled to such dividend income if the distribution relates to certain dividends on preferred stock.

         FOREIGN SHAREHOLDERS

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

         If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

         The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

         Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If an International/Global Stock Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO ALL THE TAX-EXEMPT FUNDS

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.


          SPECIAL TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE FLORIDA FUNDS

         Florida does not impose an individual income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distributions received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Trust that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net asset value of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, then only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE GEORGIA INTERMEDIATE BOND FUND

         The portion of the Fund's exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 Section 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE KANSAS INCOME FUND

         The Kansas Income Fund's regular monthly distributions will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of distributions, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. If you are a resident of Kansas, you will be subject to Kansas income tax to the extent on Fund distributions attributable to taxable income or realized capital gains, or if you sell or exchange the Fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gain for federal income tax purposes generally are treated the same for Kansas income tax purposes.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MARYLAND INTERMEDIATE BOND FUND

         The portion of the Maryland Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond

Fund's distributions that constitutes exempt-interest distributions exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds
(i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO NEW YORK TAX-EXEMPT RESERVES

         The portion of the New York Tax-Reserves' exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE NORTH CAROLINA INTERMEDIATE BOND FUND

         The portion of the North Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE SOUTH CAROLINA INTERMEDIATE BOND FUND

         The portion of the South Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

         Although any net capital gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.


         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TENNESSEE INTERMEDIATE BOND FUND

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Distributions from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent they are attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE VIRGINIA INTERMEDIATE BOND FUND

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to shareholders that derived from (i) interest on debt obligations of Virginia or its political subdivisions,
(ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         BACAP Distributors is the principal underwriter and Distributor of the shares of the Funds. Its address is: One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255.

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         The Distributor has entered into a Sales Support and Services Agreement with Columbia Funds Distributor, Inc. ("CFDI") under which the Distributor has engaged CFDI to provide the following services to the Distributor: (i) introduce prospective selling intermediaries or agents to the Distributor for admission to the Nations Funds' selling group; (ii) educate selling intermediaries or agents and their representatives as appropriate on the Nation Funds; and (iii) provide information and reasonable assistance to selling intermediaries or agents and their representatives in connection with servicing investors in the Nations Funds after they have purchased Nations Funds shares, including providing sufficient personnel, during normal business hours, reasonably necessary to respond to telephone questions from selling intermediaries or agents and their representatives with respect to the Nations Funds. CFDI is an affiliate of the Distributor and its address is One Financial Center, Boston, MA 02111-2621.

         During the fiscal year ended March 31, 2005, the Distributor received $___________ in underwriting commissions for all Funds it serves, of which the Distributor retained $____________. During the fiscal year ended March 31, 2004, the Distributor received $5,980,053 in underwriting commissions for all Funds it serves, of which the Distributor retained $5,980,053. During the fiscal year ended March 31, 2003, the Distributor (Stephens for the period April 1, 2002 through December 31, 2002 and BACAP Distributors for the period January 1, 2003 through March 31, 2003) received $8,020,945 in underwriting commissions, of which the Distributor retained $0.

         The following table shows all commissions and other compensation received by BACAP Distributors from each Fund for the period April 1, 2004 through March 31, 2005.

FUND                                              NET
                                                  UNDERWRITING     COMPENSATION ON
                                                  DISCOUNTS AND    REDEMPTIONS AND     BROKERAGE       OTHER
                                                  COMMISSIONS      REPURCHASES         COMMISSIONS     COMPENSATION

INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                                             0                   0               0
International Equity Fund                                                     0                   0               0
International Value Fund                                                      0                   0               0
Marsico International Opportunities Fund                                      0                   0               0

FUND                                              NET
                                                  UNDERWRITING     COMPENSATION ON
                                                  DISCOUNTS AND    REDEMPTIONS AND     BROKERAGE       OTHER
                                                  COMMISSIONS      REPURCHASES         COMMISSIONS     COMPENSATION
STOCK FUNDS                                                                   0                   0               0
Asset Allocation Fund                                                         0                   0               0
Convertible Securities Fund                                                   0                   0               0
Marsico 21st Century Fund                                                     0                   0               0
Marsico Focused Equities Fund                                                 0                   0               0
Marsico Growth Fund                                                           0                   0               0
MidCap Growth Fund                                                            0                   0               0
MidCap Value Fund                                                             0                   0               0
SmallCap Value Fund                                                           0                   0               0
Small Company Fund                                                            0                   0               0
Strategic Growth Fund                                                         0                   0               0
Value Fund                                                                    0                   0               0

INDEX FUNDS                                                                   0                   0               0
LargeCap Index Fund                                                           0                   0               0
MidCap Index Fund                                                             0                   0               0
SmallCap Index Fund                                                           0                   0               0
LargeCap Enhanced Core Fund                                                   0                   0               0

LIFEGOAL PORTFOLIOS                                                           0                   0               0
LifeGoal Balanced Growth Portfolio                                            0                   0               0
LifeGoal Growth Portfolio                                                     0                   0               0
LifeGoal Income and Growth Portfolio                                          0                   0               0
LifeGoal Income Portfolio*                                                    0                   0               0

GOVERNMENT & CORPORATE BOND FUNDS                                             0                   0               0
Bond Fund                                                                     0                   0               0
Government Securities Fund                                                    0                   0               0
High Yield Bond Fund                                                          0                   0               0
Intermediate Bond Fund                                                        0                   0               0
Short-Intermediate Government Fund                                            0                   0               0
Short-Term Income Fund                                                        0                   0               0
Strategic Income Fund                                                         0                   0               0

MUNICIPAL BOND FUNDS                                                          0                   0               0
Intermediate Municipal Bond Fund                                              0                   0               0
Municipal Income Fund                                                         0                   0               0
Short-Term Municipal Income Fund                                              0                   0               0

STATE MUNICIPAL BOND FUNDS                                                    0                   0               0
California Bond Fund                                                          0                   0               0
California Intermediate Bond Fund                                             0                   0               0
Florida Intermediate Bond Fund                                                0                   0               0
Florida Bond Fund                                                             0                   0               0
Georgia Intermediate Bond Fund                                                0                   0               0
Kansas Income Fund                                                            0                   0               0
Maryland Intermediate Bond Fund                                               0                   0               0
North Carolina Intermediate Bond Fund                                         0                   0               0
South Carolina Intermediate Bond Fund                                         0                   0               0
Tennessee Intermediate Bond Fund                                              0                   0               0
Texas Intermediate Bond Fund                                                  0                   0               0
Virginia Intermediate Bond Fund                                               0                   0               0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                                      0                   0               0
Mortgage- and Asset-Backed Portfolio                                          0                   0               0
High Income Portfolio                                                         0                   0               0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                                                0                   0               0
Cash Reserves                                                                 0                   0               0
Government Reserves                                                           0                   0               0
Money Market Reserves                                                         0                   0               0
Municipal Reserves                                                            0                   0               0
New York Tax-Exempt Reserves                                                  0                   0               0
Tax-Exempt Reserves                                                           0                   0               0
Treasury Reserves                                                             0                   0               0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

         ADVERTISING FUND PERFORMANCE

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.nationsfunds.com. From time to time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of gains realized and the lower the level of tax efficiency over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         YIELD CALCULATIONS

         MONEY MARKET FUNDS

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with distributions from the original share, and distributions declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         NON-MONEY MARKET FUNDS

         Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:
                                              6
                           Yield = 2 [(a-b+ 1)  - 1]
                                       ---
                                       cd

Where:                a =     dividends and interest earned during the period.

                      b =     expenses accrued for the period (net of
                              reimbursements).

                      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a distribution, but is reasonably expected to be and is declared as a distribution shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 38.6%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California--9.3%; Florida--0%; Georgia--6%; Maryland--4.875%; North Carolina--7.75%; South Carolina--7%; Tennessee--6%; Texas--0%; and Virginia--5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.


         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.


         CUMULATIVE RETURN

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                   P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.


         AFTER-TAX RETURN CALCULATIONS

         As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting
                                                               DR
taxes on Fund distributions and redemption of Fund shares ("ATV "), of a hypothetical initial investment ("P") over a period of years ("n") according to
                             n
the following formula: P(1+T) =ATV  .
                                  DR
         After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY


Term Used in SAI                                    Definition
----------------                                    ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Adviser..........................................   BACAP, Brandes, Marsico Capital, MacKay Shields and/or Putnam,
                                                    as the context may require
Advisory Agreements..............................   The respective Investment Advisory Agreement and Investment
                                                    Sub-Advisory Agreements for the Funds
AMEX.............................................   American Stock Exchange
Asset Allocation Fund............................   Nations Asset Allocation Fund
BA Advisors......................................   Banc of America Advisors, LLC
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
BNY..............................................   The Bank of New York
Board............................................   The Trust's Board of Trustees
Bond Fund........................................   Nations Bond Fund
Brandes..........................................   Brandes Investment Partners, LLC
California Bond Fund.............................   Nations California Municipal Bond Fund
California Intermediate Bond Fund................   Nations California Intermediate Municipal Bond Fund
California Tax-Exempt Reserves...................   Nations California Tax-Exempt Reserves
California Fund(s)...............................   One or more of California Bond Fund, California Intermediate
                                                    Bond Fund and California Tax-Exempt Reserves
Cash Reserves....................................   Nations Cash Reserves
Causeway.........................................   Causeway Capital Management LLC
CFTC.............................................   Commodity Futures Trading Commission
Code.............................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics................................   The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of NSAT, NMIT or the Trust, as the context may require
Company..........................................   Any one of NSAT, NMIT or the Trust, as the context may require
Convertible Securities Fund......................   Nations Convertible Securities Fund
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors
Distribution Plan(s).............................   One or more of the plans adopted by the Board pursuant to Rule
                                                    12b-1 under the 1940 Act for the distribution of the Funds'
                                                    shares
FDIC.............................................   Federal Deposit Insurance Corporation
FHLMC............................................   Federal Home Loan Mortgage Corporation
Fixed-Income Sector Portfolios...................   Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio
                                                    and High Income Portfolio
Florida Bond Fund................................   Nations Florida Municipal Bond Fund
Florida Fund(s)..................................   One or more of Florida Bond Fund and Florida Intermediate Bond
                                                    Fund
Florida Intermediate Bond Fund...................   Nations Florida Intermediate Municipal Bond Fund
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust

Term Used in SAI                                    Definition
----------------                                    ----------

Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of the
                                      Trust
Georgia Intermediate Bond Fund...................   Nations Georgia Intermediate Municipal Bond Fund
Global Value Fund................................   Nations Global Value Fund
GNMA.............................................   Government National Mortgage Association
Government & Corporate Bond Fund(s)..............   One or more of those Funds shown under the heading "Government &
                                                    Corporate Bond Funds" on the front cover of the SAI
Government Reserves..............................   Nations Government Reserves
Government Securities Fund.......................   Nations Government Securities Fund
High Yield Bond Fund.............................   Nations High Yield Bond Fund
Index Fund(s)....................................   One or more of those Funds shown under the heading "Index Funds"
                                                    on the front cover of the SAI
Intermediate Bond Fund...........................   Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund.................   Nations Intermediate Municipal Bond Fund
International Equity Fund........................   Nations International Equity Fund
International/Global Stock Fund(s)...............   One or more of those Funds shown under the heading
                                                    "International/Global Stock Funds" on the front cover of the SAI
International Value Fund.........................   Nations International Value Fund
INVESCO..........................................   INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements...................   The investment advisory agreements with between the Trust, on behalf of its Funds, and BACAP
Investment Sub-Advisory Agreements...............   The investment sub-advisory agreements with and between the
                                                    Trust, on behalf of each of its respective Funds, Brandes,
                                                    Causeway, INVESCO, MacKay Shields, Marsico Capital or Putnam, as
                                                    the case may be
IRS..............................................   United States Internal Revenue Service
Kansas Income Fund...............................   Nations Kansas Municipal Income Fund
LargeCap Index Fund..............................   Nations LargeCap Index Fund
LIBOR............................................   London Interbank Offered Rate
LifeGoal Portfolio(s)............................   One or more of those Funds shown under the heading "LifeGoal
                                                    Portfolios" on the front cover of the SAI
MacKay Shields...................................   MacKay Shields LLC
Marsico 21st Century Fund........................   Nations Marsico 21st Century Fund
Marsico Capital..................................   Marsico Capital Management, LLC
Marsico Focused Equities Fund....................   Nations Marsico Focused Equities Fund
Marsico Growth Fund..............................   Nations Marsico Growth Fund
Marsico International Opportunities Fund.........   Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund..................   Nations Maryland Intermediate Municipal Bond Fund
MidCap Growth Fund...............................   Nations MidCap Growth Fund
MidCap Index Fund................................   Nations MidCap Index Fund
MidCap Value Fund................................   Nations MidCap Value Fund
Money Market Fund(s).............................   One or more of those Funds shown under the heading "Money Market
                                                    Funds" on the front cover of the SAI
Money Market Reserves............................   Nations Money Market Reserves
Moody's..........................................   Moody's Investors Service, Inc.
Municipal Bond Fund(s)...........................   One or more of those Funds shown under the heading "Municipal
                                                    Bond Funds" on the front cover of the SAI
Municipal Income Fund............................   Nations Municipal Income Fund
Municipal Reserves...............................   Nations Municipal Reserves
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with
                                                    NSAT and NMIT.
New York Tax-Exempt Reserves.....................   Nations New York Tax-Exempt Reserves
NMIT.............................................   Nations Master Investment Trust, a registered investment company in the Nations Funds Family

Term Used in SAI                                    Definition
----------------                                    ----------
Non-Money Market Fund(s).........................   One or more of the mutual funds of the Trust, other than the
                                                    Money Market Funds
North Carolina Intermediate Bond Fund............   Nations North Carolina Intermediate Municipal Bond Fund
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
NSAT.............................................   Nations Separate Account Trust, a registered investment company in the Nations Funds Family
PFPC.............................................   PFPC Inc.
Putnam...........................................   Putnam Investment Management, LLC
REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Poor's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
Selling Agent....................................   Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent..................................   Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                                    Distributor
Short-Intermediate Government Fund...............   Nations Short-Intermediate Government Fund
Short-Term Income Fund...........................   Nations Short-Term Income Fund
Short-Term Municipal Income Fund.................   Nations Short-Term Municipal Income Fund
Small Company Fund...............................   Nations Small Company Fund
SmallCap Index Fund..............................   Nations SmallCap Index Fund
SmallCap Value Fund..............................   Nations SmallCap Value Fund
SMBS.............................................   Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund............   Nations South Carolina Intermediate Municipal Bond Fund
State Municipal Bond Fund(s).....................   One or more of the California Bond Fund, California Intermediate
                                                    Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia
                                                    Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund,
                                                    North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund,
                                                    Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia
                                                    Intermediate Bond Fund
Stephens.........................................   Stephens Inc.
Stock Funds......................................   One or more of those Funds shown under the heading "Stock Funds"
T                                                   on the front cover of the SAI
Strategic Growth Fund............................   Nations Strategic Growth Fund
Strategic Income Fund............................   Nations Strategic Income Fund
Sub-Administrator................................   BNY
Sub-Transfer Agent...............................   Bank of America (for the Funds' Primary, Capital Class and Trust
                                                    Class Shares)
Tax-Exempt Reserves..............................   Nations Tax-Exempt Reserves
Tax-Exempt Fund(s)...............................   One or more of Municipal Reserves, California Tax-Exempt
                                                    Reserves, Tax-Exempt Reserves and the Municipal Bond Funds
Tennessee Intermediate Bond Fund.................   Nations Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Bond Fund.....................   Nations Texas Intermediate Municipal Bond Fund
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the Trust, on behalf of its respective Funds, and PFPC
Treasury Reserves................................   Nations Treasury Reserves
The Trust........................................   Nations Funds Trust, the registered investment company in the
                                                    Nations Funds Family to which this SAI relates
U.S. Government Bond Fund........................   Nations U.S. Government Bond Fund

Term Used in SAI                                    Definition
----------------                                    ----------
Value Fund.......................................   Nations Value Fund
Virginia Intermediate Bond Fund..................   Nations Virginia Intermediate Municipal Bond Fund

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

         CALIFORNIA

         The following information relates specifically to California Reserves and the California Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors

         The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. In 2002 and 2003, revenue projections were repeatedly proved too optimistic, and shortfalls resulted. The budgetary stresses resulting from dependence on cyclical revenue sources are compounded by an underlying structural imbalance. In January 2004, in presenting the 2004-05 Governor's Budget, the Governor acknowledged that over the past five years, revenues had increased by 25 percent while expenditures had increased by 43 per cent; during this 5-year period, the State spent about $22 billion more than it had taken in.

         In early 2004, the general economic situation is seen to be improving, as personal income rises. Nevertheless, as of June 2004, the Department of Finance reported that year to date revenues to the General Fund are $268 million lower than expected. Housing markets remain strong, despite rising interest rates, with sales and prices at all-time highs in the fourth quarter of 2003. Employment figures remain weak; nonfarm payroll employment was down 1.6 percent in March 2004 from a year earlier, due principally to continued weakness in the San Francisco Bay Area. In May 2004, the Governor's office predicted annual job growth in 2004 at 0.8 percent, before rising to 2.1 percent in 2005. Monthly unemployment figures for the State in May remained stable from the previous month at 6.2 percent, down from 6.6 percent in March 2004 and consistent with the January 2004 rate of 6.2 percent and the February 2004 rate of 6.3 percent. The national unemployment rate in May 2004 was 5.6 percent.

         State Finances.

         The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Funds in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

         The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (SFEU). The SFEU consists of the residual of total resources after total expenditures and all legal reserves (such as reserve for encumbrances). The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation made from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

         Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of March 31, 2004, outstanding loans to the General Fund consisted of $2.22 billion from the SFEU and $2.9 billion from other special funds.

         A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State will be required to contribute to the special reserve 1% of revenues in 2007-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the special reserve funds are dedicated to repayment of the economic recovery bonds (ERBs) issued by the State in 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

         Fiscal Year 2003-04 Budget.

         Background.

         The 2003-04 Governor's Budget, released January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues because the State economy was not recovering as anticipated. The downward revision was due principally to weak personal income tax revenues; taxes on exercise of stock options and stock transfers dropped due to the depressed stock market. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004. The 2003-04 Governor's Budget proposed to close the budget shortfall by cutting spending, issuing additional debt and shifting State funds.

         In the May 2003 Revision to the 2003-04 Governor's Budget, the cumulative budget shortfall increased to $38.2 billion, due principally to delay in recognizing revenues from tobacco securitization bonds, legislative refusal to make cuts as deep as the Governor requested, and higher than expected caseloads for certain health and social services and correctional programs.

         In June 2003, Governor Davis announced that as of October 1, 2003, the State would no longer offset taxpayers' obligations to pay the Vehicle License Fee (VLF), a revenue stream dedicated to local governments equal to 2% of the depreciated market value of vehicles. Local governments include cities, counties, special districts and redevelopment agencies. Since 1998, the State reduced the VLF for taxpaying vehicle owners and paid local governments the difference between the reduced rate and the statutory 2% rate, a practice known as "backfilling." While the State's offset obligations officially terminated as of October 1, 2003, the State discontinued backfill payments to local governments immediately as of June 20, 2003. During the interval between June and October 2003, a $1.3 billion gap opened up between the State's offset obligations and the receipts of local governments. Pursuant to a statute passed in 2003, the $1.6 billion will be paid to local entities in August 2006.

         2003 Budget Act.

         Governor Davis's 2003-04 Budget was enacted on August 2, 2003 (the "2003 Budget Act"). The 2003 Budget Act provided for a deficit-financing bond of approximately $10.7 billion to help cover the cumulated budget deficit. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, including a 4 percent increase in State tax revenues. General Fund expenditures were estimated to drop 9 percent, from $78.1 billion in 2002-03 to $71.1 billion in 2003-04, due to the suspension of the VLF backfill payments, the receipt of $1.9 billion in pension obligation bonds to cover all of the State's quarterly pension contributions for 2003-04, and a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million), among other things.

         The 2003 Budget Act was enacted under the shadow of a recall election. In February 2003, a campaign to recall Governor Davis began gathering signatures to support a petition. On July 23, 2003, the California Secretary of State announced that sufficient signatures had been gathered to support the recall petition. A special election was scheduled for October 7, 2003.

         Subsequent Developments.

         On October 7, 2003, California voters ousted Governor Davis and elected Governor Arnold Schwarzenegger. After his election, Governor Schwarzenegger restored the VLF offset at an expected expense of $2.65 billion for 2003-04 and $4.06 billion in 2004-05. At the Midyear Revision in December 2003, Governor Schwarzenegger proposed reductions totaling $3.9 billion for fiscal years 2003-04 and 2004-05, including cuts in Medi-Cal payments and the cancellation of a highway improvement project.

         Governor Schwarzenegger, like ex-Governor Davis, planned to close the 2003-04 budget deficit by borrowing, but he was initially stalled by court challenges. The $1 billion pension bond proposal was disapproved by a superior court and the State settled with the plaintiffs before judgment was rendered on appeal. The $10.7 billion deficit bonds were challenged on the grounds that the California Constitution prohibits the State from borrowing to fund current obligations without voter approval. In November 2003, Schwarzenegger repackaged his deficit bond plan as a pair of ballot propositions.

         Proposition 57 authorized $15 billion of economic recovery bonds
(ERBs). Proposition 58 featured a number of fiscal constraints: (a) a prohibition on future use of many types of deficit bonds (notably excluding short-term borrowing to cover cash shortfalls), (b) creation of a special reserve fund, and (c) a mandate that the Legislature enact a balanced budget. Previously, governors were required to propose a balanced budget, but the Legislature could enact a deficit budget. Half of the Proposition 58 special reserve funds would be allocated to repayment of the ERBs authorized by Proposition 57. The ERBs would also be secured by a dedicated 1/4 cent sales tax; the net sales tax would not increase because Proposition 57 also reduced the authority of local governments to levy sales taxes by 1/4 cent. Each of Proposition 57 and 58 would not become effective unless the other also passed.

         In March 2004, voters approved both Propositions 57 and 58. Another ballot initiative aimed at smoothing budgetary gridlock failed, however; Proposition 56 would have reduced the majority needed to pass budget legislation from 2/3 to 55% of each house.

         In May, 2004, the State Treasury issued the first tranche of ERBs, a fixed-rate double-barrel security. The true rate of interest on the bonds is
4.025 percent, and it is secured by both 1/4 cent sales tax and the Proposition 58 special reserve fund. The approximately $7.9 billion offering was oversubscribed. The second tranche of approximately $2.97 billion offered a variable-rate security. Due to improving economic conditions, the State Treasury collected a total of approximately $11 billion of the authorized $15 billion debt, leaving $4 billion in reserve. The proceeds of the bond sale will fund general obligations, including repayment of $14 billion in short-term revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs") coming due in June 2004. A RAN is an obligation that is issued and repaid within a single fiscal year; a RAW is issued and redeemed in different fiscal years.

         Proposed Fiscal Year 2004-05 Budget.

         The 2004-05 Governor's Budget, released on January 9, 2004 (the "2004-05 Governor's Budget"), projected improvements in State revenues as a result of economic recovery. The 2004-05 Governor's Budget projected General Fund revenues to grow 2.4 percent to $76.4 billion and expenditures to decline to $76.1 billion, leaving a reserve of $635 million at the end of 2004-05. A budget shortfall of over $14 billion and a cumulated deficit of $26 billion were also projected. To close the gap, the Governor proposed to use $12.3 billion in proceeds from the ERBs and $14.6 billion in other solutions. As the economy continued to improve in early 2004, the ERB offering amount was reduced to approximately $11 billion.

         The May 2004 revision of the 2004-05 Governor's Budget (the "2004 May Revision") updates the 2004-05 Governor's Budget projections by revising downward projected General Fund revenues by $36 million in 2003-2004, but revising upward for the fiscal year 2004-05 by $281 million, due principally to anticipated increases in personal income tax receipts. The State also collected in 2003-04 about $1.3 billion pursuant to an amnesty program for illegal tax shelters, which was more than was expected.


         The solutions proposed in the 2004 May Revision to close the budget gap include extracting $500 million from renegotiated Indian gaming compacts, issuing nearly $1 billion in bonds to cover current pension fund payment obligations, taking a 75% share of any punitive damages awarded in California courts, and renegotiating a contract with correctional officers to win $300 million in concessions. Governor Schwarzenegger has signed agreements with five tribes that would result in a substantial payment to the State in exchange for expanded gambling rights. The tribes will underwrite a $1 billion bond, which will be secured by payments the tribes will make to the State, projected to be in the range of $150 to $250 million annually. A lawsuit seeking to enjoin the new compacts is pending. The pension bond proposal may not be implemented--when substantially similar bonds were proposed last year, a superior court enjoined their issuance and the State settled with the plaintiffs before judgment was rendered on appeal. With the politically powerful correctional officers union, the Governor is reported to have reached an agreement in principle that would save the State an estimated $100 million.

         The State Legislative Analyst's Office (the "LAO"), a non-partisan agency, has observed that while the 2004-05 Governor's Budget has a deficit of only $0.8 billion in 2004-05, an operating deficit of $7 billion would re-emerge in 2005-06 and would persist through 2008-09 at least. With respect to the 2004 May Revision, the LAO submits that the budget-gap proposals exacerbate the out-year operating deficit problem expected to emerge in 2005-06. The LAO also submits that by retreating from some spending cuts proposed in the 2004-05 Governor's Budget, the 2004 May Revision does not effectively address the State's structural imbalance.

         To minimize opposition to other proposed spending cuts, in May 2004 the Governor reached understandings with local governments and with the University of California and the California State University that trade short-term funding cuts in exchange for more funds and more financial autonomy later.

         Local governments have agreed in principle to shift $1.3 billion in funds otherwise allocated to local governments in each of fiscal years 2004-05 and 2005-06. In return, the Governor has agreed to sponsor a constitutional initiative in November 2004 that would, beginning in 2006-07, curb State authority to reduce local governments' share of tax revenue. If the measure passes, in 2004-05 and 2005-06, local governments will face cuts in property tax revenue allocated by the State. Entities with the capacity to charge user fees, providers of transportation, water and sewer services, will face the heaviest funding cuts, losing 40% of their property tax revenue to the State. The measure would also replace the 1/4 cent sales tax revenue with a share of property tax revenue, permanently reduce the VLF to 0.65 percent, and eliminate the State's VLF backfill obligations. The LAO has criticized the local government proposal for merely shifting the budget crisis from the State level to the local level, rather than fixing it. To the extent that local entities are unable to recoup their losses with higher fees, service, capital investment and maintenance may suffer. For years after 2006, the proposal has been criticized for limiting the State's future flexibility to manage revenue shortfalls, and by locking into place an unwieldy relationship between the State and local governments. It is not possible to predict whether the Legislature will accept the agreement in principle or California voters will endorse the initiative.

         California's two university systems have agreed in principle to a State funding plan to be in effect from 2005-06 to 2010-11. The universities will staunch the loss by reducing enrollment, despite increasing numbers of eligible students, and by imposing higher fees. The LAO has criticized the Governor's proposed university compact because the multiyear commitment would reduce the State's annual budgetary discretion and because its terms overlap but do not entirely further the State's existing Master Plan for higher education.

         Many of the Governor's budget proposals are controversial and there can be no assurance that any of the cost-cutting or revenue-raising proposals will be enacted by the Legislature or withstand judicial scrutiny. Final action on budget adjustments for 2003-04 and enactment of the 2004 Budget Act will occur following negotiations between the Legislature and the Governor. We cannot predict when a 2004-05 budget will be enacted, but the July 1, 2004 deadline has been missed.

         Future Budgets.

         We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. Governor Schwarzenegger has presented budget reforms directly to voters as ballot propositions that amend the California Constitution. Embedding near-term solutions into the State Constitution, particularly solutions that defer current costs and that anticipate benefits in the future, may impair the State's flexibility and limit its options in the future. The State budget will be affected by national and State economic conditions and other factors.

         State Indebtedness.

         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

         Capital Facilities Financing.

         General Obligation Bonds. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of April 1, 2004, the State had outstanding approximately $33.3 billion aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of $20 billion of long-term general obligation bonds. The 2004-05 Governor's Budget estimates that the State will spend $1.9 billion in general obligation bond proceeds for capital projects in 2004-05.

         Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.46 billion in general obligation commercial paper notes may be outstanding at any time. As of April 1, 2004, the State did not have any general obligation commercial paper notes outstanding.

         Lease-Revenue Bonds.

         In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had $6.9 billion General Fund-supported lease-revenue debt outstanding at April 1, 2004. The 2004-05 Governor's Budget projects General Fund expenditures of $520 million on debt service for lease-revenue bonds.



         Non-Recourse Debt.

         Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding $44.4 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2003.

         Cash Flow Borrowings.

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In June 2003, the State issued $11 billion of 2003-04 RAWs, the largest-ever issuance of such securities. In September 2003, the State issued $3 billion of RANs. Both RANs and RAWs come due in June 2004 and will be repaid with proceeds of the ERB issuance. As of May 1, 2004, the State had outstanding $17 billion in RAWs and RANs. Total General Fund-supported debt as of May 1, 2004 totaled $57 billion.

         Borrowings from the United States Department of Labor.

         California has not collected unemployment contributions sufficient to match unemployment claims, and its unemployment insurance trust fund faces a projected deficit of $722 million by the end of 2004. The deficit reflects California's comparatively low employer contribution requirements, due to a low taxable wage base. It also reflects the expansion of benefits to workers in 2001 and the high number of benefit claimants. Also, workers have been staying unemployed longer than in previous recessions, more workers are exhausting their unemployment benefits, and long-term unemployment is affecting older and more educated workers disproportionately. The trust fund deficiency has caused employer contribution rates to rise to emergency levels, but payments are still less than outflows. The State applied for a loan from the U.S. Department of Labor, which it expected to draw down beginning in April 2004. Loans that are repaid within a single federal fiscal year are interest-free, but any outstanding balance as of October 1 must be repaid with interest. Any interest cannot be repaid from unemployment insurance contributions by employers, but must come from other state revenues.

         Constitutional, Legislative and Other Factors.

            California voters have approved a series of tax-limiting initiatives, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P.
526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex and ambiguous legislative framework, and may in the future be required to return revenues previously collected.

         The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

         Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

         Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs. The State has withheld these allocations in part in 2003-04 to deal with the State's financial challenges.

         In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes. In 1995, the California Supreme Court upheld the constitutionality of Proposition 62.

         In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges.

         Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

         Other litigation and initiatives complicate the State's ability to spend tax revenue.

         In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. In the 2004 Governor's Budget, the Governor proposed that the level of Proposition 98 spending be approximately $2 billion less than otherwise required. This proposal would add $2 billion to the existing "maintenance factor" (the difference between Proposition 98 guarantees and actual appropriations), bringing the cumulative maintenance factor to $4 billion, which must be restored in future years as economic conditions improve. The 2004-05 Governor's Budget projects the maintenance factor will be restored in 6-10 fiscal years.

         In White v. Davis, taxpayers challenged the authority of the State Controller to pay State obligations when no State budget is in effect. The issue arises when a budget for the coming year is not passed by July 1, when the budget for the previous fiscal year expires, a situation known as a budget impasse. In May 2003, the California Supreme Court held that state employees who work during a budget impasse are entitled to payment of only minimum wage amounts until a budget is passed, and that the State is contractually obligated to pay employees' full salaries (net any minimum wage amounts) once the budget is properly enacted.

         With a constitutional initiative proposed for November 2004, Governor Schwarzenegger will ask voters to implement a complex tax swap arrangement to provide funding for local governments. As described above, the measure would shift $1.3 billion from local governments in each of 2004-05 and 2005-06, but would prohibit such transfers in the future.

         The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Among other things, the lawsuits seek damages from the State relating to pension funding, flood damages, environmental remediation and energy contracts. Claimants seek refunds of corporate tax assessments and escheats, and prohibitions against deferral of payments to local governments.

         Penalties against the State for administrative errors may require the State to make significant future payments. The State of California expects to receive about $55 billion in federal funds in 2004-05, with roughly $27 billion dedicated to various health and social services programs and about $14 billion allocated to education. Compliance with federal program requirements is enforced by penalties. California has failed to administer the federal food stamp program with an acceptable level of errors, but under an agreement reached in May 2004, the State will avoid most of a $185 million penalty. The State also expects to defer until 2005 payment of a $220 million penalty for failure to implement a statewide computer system to track child support payments; if the system is operational in 2005, the penalty may be waived.

         Other Considerations.

         Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

         Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         Recent Developments Regarding Energy.

         The stability of California's power grid and its transmission capacity remains of concern. In its 2004 Summer Assessment, California's Independent Service Operator (ISO) predicts adequate capacity to meet anticipated summer demands, but with a narrow operating margin, and with the reliability of the power grid qualified by anticipated transmission bottlenecks in about 30 areas. Heat waves in Southern California in the spring of 2004 have resulted in transmission emergencies, which have prompted cuts to certain volunteer customers and also short rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by 36 new power plants with a combined capacity of 5,000 megawatts becoming operational, and transmission lines have been upgraded.

         Financially, California is still paying the costs incurred in 2000-01, and it is still contesting those costs. In January 2001, then-Governor Davis directed the California Department of Water Resources ("CDWR") to enter into contracts and make arrangements for the purchase and sale of electric power as necessary when three investor-owned utilities ("IOUs") exhausted their cash reserves and became unable to purchase electricity in the spot market. Accordingly, CDWR entered into 56 long-term contracts with approximately 28 energy providers worth an aggregate $42.5 billion. CDWR agreed to contracts with terms of up to 20 years and with power prices significantly lower than the then-prevailing spot market prices. When power prices subsequently fell to less than half the contracted prices, CDWR sought to renegotiate contract prices with energy suppliers. As of March 2004, 34 contracts have been renegotiated, reducing projected costs by $6.34 billion, 14 contracts have expired, and 2 contracts have been terminated. As of March 2004, the total energy contract cost is projected to be $28.3 billion. The contracts remaining in CDWR's portfolio are deemed to be more reliable supply commitments, due to generator promises to build new plants. As of January 1, 2003, the CDWR's authority to enter into new power purchase contracts was terminated.

         California has asserted that certain long-term energy contracts are invalidated by market manipulation by certain energy companies and it continues to seek disgorgement of $9 billion. On June 25, 2003, the Federal Energy Regulatory Commission ("FERC") denied the State's request to modify or cancel long-term energy contracts signed at the height of the 2000-01 energy crisis. In its decision, FERC stated that it found no evidence of bad faith in the negotiations of the contracts. The State has alleged that energy companies artificially drove up the cost of power during the crisis and unfairly profited from prices inflated by widespread market manipulation. The State is currently appealing FERC's decisions and is attempting to supplement the administrative record with recent revelations of misdoings by energy traders. In addition, the State is engaged in a number of other court proceedings stemming from the energy crisis. PG&E, one of the IOUs forced into bankruptcy in 2001, emerged from bankruptcy in December 2003.

         CDWR's present liability for the 2001-02 power purchases consists of $11.263 billion in revenue bonds. Payment on the CDWR revenue bonds is made from bond service charges paid by customers of the IOUs. For calendar year 2004, the CDWR states that the aggregate bond service charge will be $873 million. The CDWR revenue bonds are not a debt or liability of the State and do not obligate the State to levy or pledge any form of taxation or to make any appropriation for their payment.

         Natural gas prices in California are not regulated and therefore may fluctuate. One of the State's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

         Seismic Activity.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

         Fire.

         Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. In October 2003, wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernadino, San Diego and Ventura Counties. The President declared disaster areas in four counties. Losses have been estimated in the range of $1.5 to $2.5 billion. As of May 2004, state and federal authorities had assembled more than $300 million in disaster relief funds.

         Water Supply and Flooding.

         Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During droughts in the 1980s and 1990s, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods. Following the 2003 fires, torrential rain in Southern California precipitated mudslides, which compounded losses suffered in the wildfires. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

         Bond Ratings.

         Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         After voters approved the economic recovery bond issuance in March, Moody's revised its credit outlook to stable and Standard and Poor's placed California's general obligation bonds on CreditWatch positive. On May 21, 2004, Moody's Investor Service upgraded the credit rating of the State's general obligation bonds from Baa1 to A3, because of an improving economy and growing political stability. Standard and Poor's rated the general obligation bonds BBB and Fitch Ratings. It is not possible to determine whether or the extent to which Moody's, S&P or Fitch Ratings will change such ratings in the future. The 2004-05 Governor's Budget projects debt-service expenditures of $3.1 billion on general obligations bonds in 2004-05.

         Notwithstanding the upgrade, California's general obligation bonds currently have the lowest rating of any state. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

         At the same time that State voters authorized the ERBs, they also approved issuance of $12 billion in general obligation bonds to construct and renovate public education facilities (kindergarten through university level). Accordingly, approximately $27 billion in new state general obligation debt has been authorized already in 2004. Voters will be presented with additional state bond initiatives on the November, 2004 ballot. Voters will likely be asked to finance construction of a high-speed passenger rail line connecting the state's major cities by issuing $9.95 billion in general obligation bonds. Governor Schwarzenegger has supported quashing the initiative altogether or delaying the vote until 2008, and other legislators have endorsed plans to delay presentation of the initiative to voters until 2006.

         Additionally, several private groups have gathered enough signatures to qualify proposals for presentation to voters. Californians for Stem Cell Research and Cures backs a proposal to issue $3 billion of state general obligation bonds to provide $295 million annually for 10 years to California schools, institutes, and private companies conducting stem cell research. The measure is designed to be self-funding, with repayment made from patent royalties and tax revenues generated by new jobs. Independently, the California Children's Hospital Association backs a proposal to issue $750 million in state general obligation bonds to fund grants to eligible children's hospitals across California.

         FLORIDA

         In recent years Florida voters have passed a number of constitutional amendments mandating state spending. Voters passed the High Speed Rail Act in 1999 requiring the State Legislature to fund construction of a high speed rail train from Tampa to Miami. The estimated cost of this project ranges from $10 to $20 billion. Funding needs for the high speed rail are expected to reach $1 billion per year.

         In calendar year 2002 voters passed the Class Size Amendment. This amendment requires the student/teacher ratio to be reduced sharply over the next decade. Requirements will include adding many new teachers and adding additional classrooms. The annual salary additions and capital cost of new facilities is forecast to reach $3 billion per year by 2010. The legislature appropriated $1 billion during the fiscal year ending June 30, 2004 for these purposes.

         Associated with the classroom size amendment is a second amendment which also passed in calendar year 2002, mandating pre-school education for 4 year olds throughout the State of Florida (the "State"). Facilities and training provisions for additional teachers is estimated to cost the State $1 billion per year.

         Finally, this session the legislature adopted Article V which relates to the judicial branch and Revision 7; the constitutional element adopted by the State's voters in 1998. Revision 7 is intended to shift certain costs of the State court system so that the financial responsibilities of the State and counties would be evened out. Costs to the State to fund the court system are estimated to reach $500 million per year.

         Total costs of these amendments and actions to Florida's state budget are estimated to reach $6 billion per year over the long-term. The State is unable to fund these mandates by cutting costs or services elsewhere. To date the Governor has been unable to place voter repeal referenda on the ballot. Without voter repeal the State will be forced to raise additional revenues or face severe budget shortfalls. A one penny increase in the State sales tax is a likely solution to fund these additional needs and avoid severe State budget shortfalls.

         These new mandates suggest there will be considerable additional spending over the next decade at the school board level in local counties. State bonding needs for the high speed rail can also be expected to rise. This will expand volume of government bond issuance annually in Florida over the coming decade on the order of $3 billion to $6 billion per year, over current levels.

         Florida is the fourth most populous state with an estimated 2003 population of 17,019,068. The population change from 1990-2000 has been 23.5%. By the year 2008, population will likely exceed 18.6 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Since 1990, population has grown in Florida, by 31.6%. Local growth is supported by strength in other regions of the country which become source feeder markets for population growth in Florida.

         The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's and 1990's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2003, real property values exceeded $1.2 trillion, a 13.62% increase over 2002. Residential property values accounted for over $679 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $176 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts has increased from $7.0 billion in 2002 to $8.1 billion in 2003, a 14.64% increase. The highest awards being given to Orange and Brevard Counties, Florida currently ranks fourth among states in dollar volume awards.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth, Florida's per capita state debt of $1,214 remains well below the national average of $2,229, as of 2002.

         The Growth Management Act of 1985 and the concurrency rules promulgated have affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means the services and infrastructure needed by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced nineteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level. It is anticipated that within the next year to two years, concurrency requirements will be updated. The update will likely include provisions for capital funding of new public schools, needed as a result of new growth and development. Special attention is also being paid to a more rigorous method of determining and accounting for the costs of growth. This effort being spearheaded at both State and local levels is designed to assure proper capital funding for new growth and development at the local level.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 2003, Florida led the nation in new housing units authorized with more than 213,000 units permitted. The demand for new single and multifamily homes will remain robust while home mortgage interest rates remain at historic low levels. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. However, the high capital cost of major infrastructure improvements remain an impediment to development in far western Palm Beach County. The decision to locate Scripps, a major medical research facility, in the northern portion of Palm Beach County will drive long term growth in northern Palm Beach County. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County have prompted new upscale development there. High land costs and infrastructure backlog in Palm Beach has pushed the edge of new development north to St. Lucie County. Nearly 10,000 acres are under development in mixed use communities there with another 10,000 acres planned.

         Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Sharp but temporary declines in tourism, travel and hotel occupancy were noted in the Orlando market in the period immediately following the attacks of September 11. Through the first half of 2002 however a recovery was made erasing much of the year over year losses. Still, the reduction of business travel and shrinkage in the airline fleet has translated to tourism and travel declines of at least ten percent (10%) during 2002. Orlando's travel market saw improvement in tourism levels during 2003 however room rates have declined and average length of stay has declined leading to an overall reduction in tourist revenues to the local economy during 2003. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is among the fastest absorbing residential community in Central Florida. Projected strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign investors, foreign retirees or foreign vacation homeowners. Common places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were an estimated 24.6 million overnight visitors to the Orlando market in 2003. This market consists of the following counties: Orange, Lake, Osceola, and Seminole. The hotel market remains strong with an estimated 110,997 rooms in the Orlando market.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due to a number of factors including, anticipated long term climate change, more restrictive environmental rules and population growth pressure. The high volume of growth and associated growth pressures are moving into North Florida markets traditionally known as second or third tier markets. These include Ocala, Gainesville and St. Johns County, south of Jacksonville.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico. Vacation home and resort communities are growing rapidly in such places as Destin and Highway 30, a corridor from Panama City to Fort Walton Beach to Pensacola. Property values in these locations have been increasing very rapidly.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public banking, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. Secondly, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bond is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS". In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a government and to not exercise the annual renewal option of the lease.

         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by two-thirds vote of the State Legislature.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds, other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         GEORGIA

         Located in the southeastern region of the United States, the State of Georgia ("Georgia" and the "State") has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country's tenth largest (and, according to the 2000 Census, the fourth fastest growing) state.

         Georgia's economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales. Until recently, this diversity allowed Georgia to experience almost continuous economic growth for the past several decades, while other states more dependent upon a single business sector have experienced some periods of economic contraction. Unfortunately, this diversity was insufficient to insulate Georgia's economy from the recent downturn which was experienced across the country. However, the diversity has been invaluable in facilitating the Georgia economy's recovery from that downturn and its return to a growth path.

         One example of this is Georgia's labor market. Historically, Georgia has enjoyed an unemployment rate significantly below the national average; by way of example, in April 2002, Georgia had an unemployment rate of 4.8%, which was significantly below the national average of 5.7%. During the ensuing six month economic downturn, however, Georgia's unemployment rate climbed at a higher pace than the national average, such that in September and October 2002, the Georgia unemployment rate substantially equaled the national average (approximately 5.2%). That trend reversed the following six months, such that by April 2003, the national average had increased to 5.8%, while the Georgia rate had declined to 4.4%. That divergence has continued over the last year, as the national average has stayed fairly steady (dipping slightly to 5.6% by April
2004), while the Georgia rate declined to 3.5%.

         The effect of this lower unemployment rate is reflected in total employment figures. While the total number of employees nationwide stayed fairly consistent from April 2003 to April 2004, total employment in Georgia increased 1.1% during the same period.

         The past year has also seen a reversal of the trend in Georgia regarding the location of this job growth. Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, that trend changed during the period April 2002 to April 2003, as the Atlanta MSA growth rate was actually lower than the State rate (2.1% versus 2.4%), reflecting the fact that a higher percentage of the job growth occurred in other areas of the State. For 2004, the prior trend returned, as the Atlanta MSA growth rate (2.3%) exceeded the state rate (1.9%).

         Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world.

         For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market.

         Renamed in October 2003 to honor the late Mayor Maynard Jackson, Atlanta's Hartsfield-Jackson Airport is one of the world's busiest, serving over 79,000,000 passengers in 2003 (a 2.6% increase over 2002); passenger traffic is anticipated to increase to 121,000,000 by 2015. The airport also has over 1,200,000 square feet of cargo dock handling space, which allowed the airport to handle more than 798,000 metric tons of cargo in 2003 (an 8.78% increase from 2002), including a record 280,000 metric tons of international cargo.

         To facilitate this increased usage, the airport is in the fifth year of a 10-year $5.4 billion capital improvement project, which is the largest such project in the history of the State of Georgia.

         Finally, with respect to water transport, Georgia has three significant ports (Savannah, Brunswick and Bainbridge). Collectively, these ports handled over 15.3 million tons of cargo in 2003, a 15.1% increase over 2002.

         These factors have all contributed to Georgia's significant link to the international economy, which is recognized by the 10 international banks with offices in the State as well as the 45 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 1,600 internationally-owned facilities representing 39 countries were located in Georgia. Georgia's status as an international player was reaffirmed by the recent holding of the G-8 Summit in Sea Island, Georgia on June 8-14, 2004.

         As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the "Authority"). Established in 2000 and funded with a portion of the State's recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia's economically distressed areas. It is anticipated that the Authority will spend over $1.6 billion over the term of the tobacco settlement.

         The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. As a result, Georgia is one of only seven states to maintain a triple "A" bond rating by all three major rating agencies.

         General obligation bonds are typically issued by the State pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

         "The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

         The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund"), which is used for the payment of debt service requirements on all general obligation debt.

         The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         As mentioned above, the State may incur "public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See
Article VII, Section VI, Paragraph VI of the Georgia Constitution).

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly(1).

         To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2001 the reserve had a balance of $734,449,390, which represented a 3.3% increase over the prior year balance. This increase continued a period of nine (9) years of consecutive growth of the reserve. However, economic woes during the 2002 fiscal year caused the fund balance to drop to $700,273,960 as of June 30, 2002. That trend accelerated in fiscal year 2003, as the shortfall revenue was reduced to $260,600,570 as of June 30, 2003. That drop continued in FY 2004 as the balance as of June 30, 2004 is estimated to be $208,632,306.

         Net tax revenue collections for the fiscal year ending on June 30, 2003 were $12,680,972,622.23, which represented a 2.6% decrease over fiscal year 2002 collections. Primary sources of these funds included:

              Source                                    Amount
              ------                                    ------
              Personal Income Tax                       $   6,271,373,747.68
              Sales and Use Tax                         $   4,770,869,478.95
              Corporate Income Tax                      $     513,439,470.18
              Motor Vehicle Fees and Fuel Taxes         $     678,115,220.85
              Liquor and Tobacco Taxes                  $     256,987,685.99
              Estate Taxes                              $      88,496,147.33
              Property                                  $      61,089,880.71
              Miscellaneous                             $      40,600,990.54

         That trend, however, has reversed in FY 2004, as FY 2004 collections total $13,582,389,000 a 7.1% increase over FY 2003 figures.

         One possible contributor to this revenue growth is the increased emphasis by the Department of Revenue on identifying delinquent taxpayers and pursuing payments. One example of this is the Department of Revenue's February 2004 introduction of a program in which the names of delinquent taxpayers are published on the Department of Revenue's website.

         In addition to tax revenues, Georgia received $751,557,000 in revenue from the Georgia Lottery Corporation in fiscal year 2003 and the projection for fiscal year 2004 is over $782,000,000; all lottery revenues are earmarked for educational expenditures. To date, over 775,000 HOPE Scholarships have been funded and over 560,000 children have participated in the state-funded Pre-K program.

         Georgia has also undergone significant political change in recent years. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate; the State House remains under Democratic Party control. This division of power has resulted in several high profile disputes, such as Georgia Supreme Court and U.S. Supreme Court cases between the Governor and State Attorney General regarding redistricting. At this time it is too early to determine what, if any, effect this political situation will have on Georgia's economy.

----------
(1) As of the writing of this report, the State of Georgia had not completed its FY 2003 audit, as a result all FY 2003 numbers are unaudited.

         As reported by the Attorney General's Office (in a May 4, 2004 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

         Software Development and Third Party Administration of Health Benefit Programs; Contract Dispute with Affiliated Computer Services, Inc. By agreement dated August 15, 2001, following a competitive procurement, the Georgia Department of Community Health ("DCH") retained Affiliated Computer Services, Inc. ("ACS"), to develop and support a software system for administration of certain health care benefit programs. These programs included, in Phase I, Georgia Medicaid and the State Children's Health Insurance Program, a health insurance program for low income children know popularly as "PeachCare for Kids," and, in Phase II, the health benefit plans for State employees for University System employees. The contract also provided for ACS to provide "third party administration" services for such programs. Phase I of the system "went live" on April 1, 2003. As of June 30, 2003, DCH and ACS were aware of development and processing problems. Subsequent to June 30, 2003, DCH and ACS have been in dispute with respect to the Phase I development, implementation, support, and administration. DCH and ACS are also in dispute with regard to the development and implementation of Phase II, and DCH has given written notice of cancellation and termination of the contract with respect to Phase II and termination of a membership enrollment management system ("MEMS"). Each party has asserted claims against the other. However, the parties have also continued to coordinate problem solving administratively and have engaged in mediation and negotiation regarding their disputes. On January 20, 2004, the parties arrived at a "Non-Binding Settlement Term Sheet," which forms the basis for present negotiations. A compromise agreement on the basis of the Term Sheet would resolve certain disputed issues regarding damages, payments, and termination of Phase II and MEMS, and the completion, correction and administration of Phase I. The Term Sheet contemplates that certain issues or contingencies may not be resolved or fully resolved. The parties have exchanged drafts and comments in regard to a settlement document. There can be no assurance as to the ultimate outcome of the contract disputes.

         DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Shrenko, as Superintendent of Schools, McCollough, as Director of Student Transportation, Otis Brumby and other individual members of the State Board of Education, and Governor Roy E. Barnes, Fulton Superior Court Civil Action No. 2001CV35345; Georgia Supreme Court Case No. S03A0367. This is an action for mandamus to compel the Defendants to change calculation and distribution of school transportation funding to the DeKalb County School District. The Plaintiffs allege that the State Board of Education's attendance zone/routing survey system of calculating State financial aid is contrary to the applicable statute and violates a State Board of Education policy directing supplemental flat grants for children attending other than that of their geographic assignment pursuant to M-to-M or magnet school programs. Plaintiff seeks an entitlement of $63 million. Previous similar federal litigation was resolved in favor of the State. See DeKalb School District v. Schrenko, 109 F.3d 680 (11th Cir. 1997). Oral argument on the mandamus action was held on June 4, 2001. On September 17, 2002, the Superior Court of Fulton County entered an order concluding that the state board zonal routing system of calculating state financial aid is violative of the applicable statute and has ordered payment of $104,550,528 to DeKalb. The State believes the order, which is the opposite of the holding in the only standing federal decision in point, is erroneous and will be reversed on appeal. The State has appealed the trial court's decision to the Georgia Supreme Court, which heard oral arguments in the case on March 25, 2003.(1)

         GETCo v. Jackson and Reheis, Fulton Superior Court Civil Action No. 2001CV42207. This case, filed August 29, 2001, involves a request for refunds filed by Georgia Emission Testing Company ("GETCo") on its behalf and allegedly on behalf of 114 other emission inspection station owners of a portion of each administrative fee paid to the Environmental Protection Division, Department of Natural Resources by emission station owners under the Motor Vehicle Emissions Enhanced Inspection and Maintenance Program ("Enhanced I/M Program"). The administrative fee was established by rule promulgated by the Board of Natural Resources ("Board") under the Georgia Motor Vehicle Emission Inspection and Maintenance Act ("I/M Act"), which authorizes the assessment of an administrative fee for required and adequate oversight of the Enhanced I/M Program. The rule set the fee at $7.40 per paid emissions inspection, with $5.45 to be paid to the management contractor for the Enhanced I/M Program for


----------
(1) Subsequent to the issuance of the audit response letter, on June 9, 2003, the Supreme Court of Georgia, by a 5-2 vote, reversed the trial court decision and ruled the State was not liable for the additional financial aid sought by DeKalb County.

64 program management services." In a related case, GETCo v. Board, Fulton Superior Court Civil Action No. 1999CV03636, GETCo challenged the rule as unauthorized and unenforceable on the ground that fees for "program management services" are not authorized by the I/M Act. The Superior Court found that $1.46 of the $5.45 administrative fee was not authorized, which was affirmed on appeal. GETCo then filed this action against the Commissioner of Revenue (the "Commissioner") and the Director of the Environmental Protection Division (the "Director") for a refund of $1.46 of each administrative fee paid by GETCo and 114 other emission inspection stations from the inception of the Enhanced I/M Program in October 1996. GETCo alleges that such refunds are due pursuant to the refund statute found at O.C.G.A. section 48-2-35 for "any and all taxes or fees [paid to the Commissioner] which are determined to have been erroneously or illegally assessed and collected from such taxpayer. . . ." The Commissioner's motion to dismiss, on grounds that he has no authority to consider claims for refund of a fee or to issue refunds of the fee pursuant to Code section 48-2-35 because such fees have not been paid to the Commissioner, was granted by the trial court, and affirmed on appeal. In the trial court, GETCo filed a motion for partial summary judgment and the Director filed motions to dismiss and for summary judgment on numerous grounds, including the doctrine of sovereign immunity. GETCo's motion was denied. on May 7, 2003, the Director's motions were granted on one ground, i.e., "assuming arguendo GETCo is subject to due process protections [for the unauthorized administrative fees collected by EPD], its failure to pursue available pre-deprivation remedies, particularly a declaratory judgment and corresponding injunctive relief, deprives it of the ability to now seek a refund pursuant to Beam." It is almost a certainty that GETCo will appeal. In the event of a decision adverse to the State and, if all emission inspection stations that paid the unauthorized portion of the administrative fee were to file for and be awarded refunds, those refunds could total approximately $10 million without interest. The State intends to continue defending the case vigorously.

         Morris-Shea Bridge Company, Inc. v. Hardin/Russell/Mitchell, J V. v. Georgia State Financing and Investment Commission, Fulton Superior Court Civil Action No. 2002CV61337. This case, filed November 8, 2002, involves a third-party action by the construction manager for the Georgia World Congress Center phase IV expansion project for indemnity from the caissons and pilings subcontractor's claim based upon differing site conditions. The presently-asserted claim is for approximately $2.5 million, but similar yet-unasserted claims may bring the total for claims and proposed change orders to approximately $19 million. The parties are currently in negotiation, and the Georgia State Financing and Investment Commission expects to settle all claims.

         Skanska USA Buildings Inc, v. Georgia State Financing and Investment Commission, et al., Fulton County Superior Court Civil Action No. 2003CV69969. The complaint in this case was filed on May 19, 2003. The Plaintiff is a company engaged in general construction and construction management services. The Plaintiff's claim arises out of the design and construction of the Columbus Performing Arts Center, a multifunction complex located in Columbus, Georgia (the "Project"). The Plaintiff is suing the Georgia State Financing and Investment Commission ("GSFIC"), the Project architect, and the Project structural engineer, asserting various claims for negligence and breach of contract. The Plaintiffs prayer for relief requests no less than $8,925,521, plus costs and attorneys' fees. GSFIC is reviewing the complaint and will file an answer within the legally-prescribed time limit.

         Steel, Inc. v. Hardin/Russell/Mitchell, J.V., et al, v. Georgia State Financing and Investment Commission v. U.S.F.&G, Travelers Casualty & Surety Co., Archer Western Contractors, Ltd., Ivey Mechanical, LLC, ELDECO, Inc., National Fire Ins. Co. of Hartford, and Federal Ins. Co., Fulton Superior court Civil Action No. 2003-CV-70191. This case, filed July 3, 2003, involves a third-party action by the joint venture construction manager, HRM, for the Georgia World Congress Center Phase IV expansion project based upon indemnity from a number of subcontractors' claims based upon a number of different construction situations. The subcontractors' claims are currently in mandatory arbitration, along with several other subcontractors, with multiple hearings being conducted each month. A decision by the arbitrators is expected in December, 2004. The subcontractor claims which HRM wishes to pass through to GSFIC include all of the arbitration claims, with approximate $50 million in toto. However, GSFIC has a complete defense to all claims arising after January 14, 2001, based upon Change Order 87 to the construction contract. Accordingly, while HRM may seek to pass all claims awarded in arbitration, GSFIC anticipates the amount that is capable of being passed through to GSFIC as being substantially less, and an amount additionally capable of being defended as not being due to any cause or fault of GSFIC. Currently, negotiations with HRM for final contract claims of approximately $19 million have stalled. GSFIC anticipates that these claims will be amended into the lawsuit by HRM. In addition, GSFIC anticipates about three more subcontractors may file suit, all with claims expected to be less than $1 million each. GSFIC will vigorously defend all of the claims based upon a number of factual and contractual defenses.

         KANSAS

         Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.7 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain.

         The Center for Economic Development and Business Research of the W. Frank Barton School of Business at Wichita State University summarized its forecast for the Kansas economy through 2004 in "State of Kansas 2004 Outlook." The 2004 Outlook can be obtained by contacting the Center for Economic Development and Business and Research at cedbr@wichita.edu. Portions of the 2004 Outlook are set out below with references to tables of data and most footnotes and tables of data deleted.

         Summary

         While most of the current economic numbers show that the Kansas economy is still in recession, based on discussions with business and industry leaders, it appears Kansas has begun its climb out of recession in the second half of 2003 and is on course for economic recovery in 2004.

         The state's economic recovery is led by growth in the Kansas City, Lawrence and Topeka metropolitan areas. The Wichita metropolitan area will continue to struggle with a slowdown in aircraft manufacturing, while the rural areas cope with the impacts of drought in much of the state. Higher energy prices should continue to benefit the oil and gas producing areas of the state as prices continue to run well above the $15 per barrel breakeven price point for oil producers.

         The weakest sectors in 2003 have been manufacturing and those sectors supported primarily by business spending, such as commercial construction, professional and business services, telecommunications and warehousing. The strongest sectors in 2003 have been those sectors supported primarily by consumer spending, including housing, health care, financial services and retail trade. These patterns are expected to continue into the first half of 2004. By the second half of 2004, housing will likely slow as interest rates rise. Manufacturing and telecommunications are expected to pick up as businesses start to upgrade aging IT equipment, and the recently enacted federal fiscal stimulus plan entices businesses to increase their spending.

         (1) Kansas Wage and Salary Employment Forecast Summary, 2004


                                                 2003           2004           LEVEL            PERCENT
                                               ESTIMATE       FORECAST         CHANGE           CHANGE
                                            -------------   -------------   -------------    -------------
         All Industries                         1,334,000       1,343,050           9,050              0.7
         Manufacturing                            175,300         172,800          (2,500)            -1.4
         Natural Resources and Mining               6,250           6,000            (250)            -4.0
         Wholesale Trade                           61,100          61,250             150              0.2
         Professional & Business Services         125,700         125,950             250              0.2
         Leisure and Hospitality                  107,850         108,100             250              0.2
         Information                               50,000          50,250             250              0.5
         Trans, Warehouse, Utilities               51,850          52,250             400              0.8
         Construction                              62,700          63,200             500              0.8
         Other Services                            53,950          54,450             500              0.9
         Finance                                   69,900          70,650             750              1.1
         Retail Trade                             155,300         156,500           1,200              0.8
         Government                               251,900         254,650           2,750              1.1
         Educational and Health Services          162,200         167,000           4,800              3.0

         Kansas Economic Regions

         The state of Kansas has three large regional economies. The Kansas City, Kansas MSA (Johnson, Leavenworth, Miami and Wyandotte counties) is tied to the diverse urban industry mix of the entire Kansas City MSA. The industrial mix of the Kansas City metro area closely resembles the industrial mix of the U.S. economy overall. The Wichita MSA (Sedgwick, Harvey and Butler counties) is the regional retail and health care hub in south central Kansas and is more dependent on manufacturing jobs than other parts of the state or the U.S. overall. The remainder of the state, with a few exceptions, is dependent on the agriculture and oil/gas industries including food-processing manufacturing.

         Based on population, employment, personal income, and retail sales activity:

         o The Kansas City MSA accounts for approximately 30 percent of the state's economy

         o The Wichita MSA accounts for approximately 21 percent of the state's economy

         o The balance of the state accounts for approximately 49 percent of the Kansas economy


                                   2002             2002             2001             2002

                                                                   PERSONAL          TOTAL
                                POPULATION      RETAIL SALES        INCOME            CLF
                               -------------    -------------    -------------    -------------
         Kansas City, KS MSA            26.6%            33.4%            34.0%            27.7%
         Lawrence, MSA                   3.8%             3.5%             3.2%             4.1%
         Topeka, MSA                     6.3%             7.5%             6.5%             6.4%
         Wichita, MSA                   20.4%            22.9%            21.0%            20.3%
         Balance of State               43.0%            32.7%            35.3%            41.5%


         Due to their unique industry structures, each region performs differently. In recent years, economic growth in the state has been led by growth in the Wichita and Kansas City metro areas. Between 1990 and 2000 the state's population grew by 8.5 percent, led by 16.7 percent growth in the Kansas City area and 12.4 percent growth in the Wichita area. The rest of the state grew by just 3.6 percent, well below the national average.

         The Lawrence and Topeka metropolitan areas are distinct economies. The Topeka economy is dominated by the presence of the state capitol. The Lawrence economy is dominated by the presence of the University of Kansas. However, much of the recent growth in Topeka and Lawrence has been due in large part to their proximity to the larger Kansas City market. If these metro areas are combined with Kansas City, the greater Kansas City corridor accounts for about 41 percent of the state's economic activity.

         Wage and salary employment

         Kansas experienced a net decline in total wage and salary employment in 2002 of 0.7 percent or 10,100 jobs. This was the first net decline in total employment since 1982 when the state lost a net of 28,300 jobs. Wage and salary employment growth last peaked in 1998 at 3.5 percent and has steadily declined each year since to a low of -0.7 percent in 2002.

         Employment continues to decline. For the 12 months ending September 2003, total wage and salary employment is down 0.3 percent or 3,500 jobs compared to the 12 months ending September 2002. For the year, employment is on track to decline 0.3 percent in 2003 compared to 2002. Job growth is expected to improve in 2004 adding about 9,050 jobs for a growth rate of 0.7 percent.

         Most of the jobs gains will be in the education and health care sector (4,800 jobs), government sector (2,750 jobs) and in the retail trade sector (1,200 jobs). These job gains will be partially offset by continuing losses in the manufacturing sector. The decline in demand for commercial and corporate aircraft after 9/11 drastically impacted manufacturing in the Wichita area, and the industry is not expected to experience any significant recovery until late 2004 or early 2005.

         Civilian Labor Force

         Growth in the civilian labor force outpaced employment growth during 2000-2003, causing a steady rise in the unemployment rate from 3.0 percent in 1999 to an expected 4.8 percent in 2003. In 2004 as the pace of manufacturing and telecommunication layoffs slow and hiring increases among the non-production sectors, the unemployment rate is expected to fall back to its more historical range of 4.25 to 4.50 percent.

         For the 12-month period ending September 2003 the state's unemployment rate stood at 4.9 percent, down 0.1 percentage point from the same time last year. The unemployment trends vary across the state. For the 12 months ending September 2003 the unemployment rate by metro area stands at:

         o        Kansas City, KS MSA        5.7%

         o        Lawrence, MSA              4.3%

         o        Topeka, MSA                4.3%

         o        Wichita, MSA               6.4%

         Initial Claims for Unemployment Insurance

         The number of initial claims for unemployment insurance has climbed dramatically since 2000. While the number of claims continues to grow, the rate of growth is slowing. However, with additional job losses expected in 2004, the number of claims is not expected to decline in the near term.

         Personal Income

         The rate of growth in personal income has slowed dramatically in recent years, just 1.9 percent in 2002 down from 5.5 percent just 2 years earlier in 2000. After adjusting for inflation personal income grew merely 0.4 percent in 2002. As of 1st quarter 2003 personal income was up 3.3 percent compared to first quarter 2002, or 0.4 percent after adjusting for inflation.

         (2) Kansas Personal Income

                                                                          INFLATION-
                                NOMINAL            PERCENT                 ADJUSTED            PERCENT
                              (THOUSANDS$)         CHANGE                (THOUSANDS $)         CHANGE
                              ------------         ------                -------------         ------
         1995                 $56,626,672            3.2%                 $37,156,609           0.4%
         1996                 $60,073,698            6.1%                 $38,287,889           3.0%
         1997                 $63,727,768            6.1%                 $39,705,774           3.7%
         1998                 $67,896,337            6.5%                 $41,654,194           4.9%
         1999                 $69,996,745            3.1%                 $42,014,853           0.9%
         2000                 $73,881,536            5.5%                 $42,904,492           2.1%
         2001                 $76,828,166            4.0%                 $43,381,234           1.1%
         2002                 $78,321,786            1.9%                 $43,536,290           0.4%


         By the Numbers, Employment and Wages

         Total All Industries

         Employment in the state of Kansas grew steadily during the 1990s through 2001, with the peak growth years being 1994 through 1998. Then in 2002 total wage and salary employment declined 0.7 percent, or 10,100 jobs. Payroll earnings for all wage and salary employment totaled $40.159 billion in 2002. The average earnings per job in 2002 were $30,825.

         Natural Resource and Mining

         Since 1990 employment in the natural resources and mining industry has declined by 30.9 percent losing 2,900 jobs. This is the only industry to experience net job losses since 1990. The industry experienced some net job gains in 2000 and 2001, followed by job losses again in 2002. In 2002, the total payroll for the industry was $247.9 million and the average earnings per job totaled $37,298.

         Construction

         The construction industry accounts for 4.7 percent of all wage and salary employment in Kansas. Employment growth in the industry averaged 3.7 percent over the ten years from 1992 through 2002, with growth slowing in 2000 and losses in 2001 of 1,400 jobs and additional job losses of 1,300 in 2002. In 2002, the total payroll for the industry was nearly $2.154 billion, and the average earnings per job were $34,202.

         Construction activity in the 20 largest Kansas communities continues to advance at robust levels up 6.1 percent for the 12 months ending August 2003 compared to the 12 months ending August 2002. New residential construction statewide is up 11.8 percent for the 12 months ending September 2003 compared to the 12 months ending September 2002.

         Manufacturing

         Manufacturing accounted for 13.7 percent of all jobs in Kansas in 2002. Payroll earnings for manufacturing employment totaled $7.318 billion in 2002. The average earnings per job in 2002 were $40,427. Aviation manufacturing accounted for 36.5 percent of manufacturing payroll in the state (compared with 68.8 percent in Wichita) and a total payroll of nearly $2.673 billion and average earnings per job of $53,595 in 2002. Other manufacturers with a total payroll of nearly $4.645 billion had earnings per job of $35,420 in 2002.

         Transportation, Warehousing, and Utilities

         The transportation, warehouse and utilities industry accounts for 3.9 percent of all wage and salary employment in Kansas. Employment in the industry has seen steady growth in each year since 1992 until 2001 when the industry saw net job losses of 1,100 and additional losses totaling 1,800 jobs in 2002. In 2002, industry payroll totaled $1.686 billion with average earnings per job of $37,565.

         Wholesale Trade

         The wholesale trade industry accounts for 4.6 percent of all wage and salary employment in Kansas. The industry has seen significant job losses in the past three years (1,400 net jobs). In 2002, industry wages totaled almost $2.642 billion with average monthly earnings of $42,979.

         Retail Trade

         The retail trade industry accounts for 11.5 percent of all wage and salary employment in Kansas. The retail sector posted a 1.3 percent decline in employment in 2002 following job losses in 2000 and 2001. The 0.1 percent decline in 2000 followed an eight-year run of job gains totaling 25,600. In 2002, payroll for the industry totaled $3.135 billion with average earnings per job of $20,141.

         The rate of growth in total taxable retail sales volume has slowed in recent years along with the slowdown in employment growth. Taxable retail sales were down 2.1 percent in first quarter 2003, compared to first quarter 2002 (inflation-adjusted, real sales were down 4.9 percent). For the 12 months ending April 2003, taxable retail sales are down $547.7 million or 1.8 percent compared to the 12 months ending April 2002. While taxable retail sales continue to decline, tax collections continue to rise, up 4.8 percent for the 12 months ending April 2003, as a result of the implementation on July 1, 2002 of a higher state sales tax rate.

         Statewide taxable retail sales last peaked in fourth quarter 2001 with sales of $8 billion. Only modest improvement is expected in 2004. While the employment picture is expected to advance, the forward buying of automobiles, which account for more than 10 percent of statewide retail sales, will moderate any other growth in sales. Additionally, the pace of housing sales, which contributes to retail sales growth, is expected to slow in 2004 as mortgage interest rates rise with the national economic recovery.

         The Thanksgiving and Christmas holiday seasons are vital for retailers. For many retailers sales are 20 to 30 percent higher in November and December compared to the average month the remainder of the year. Holiday sales are particularly important for selected retail segments such as toys and jewelry. As a result of higher than average sales, retailers typically hire additional temporary help for the season. Between 1994 and 1999 retail employment in Kansas was about 5.2 percent higher during the November and December holiday season than the remainder of the year. However, that holiday employment bulge has declined to an average of just 3.4 percent increase since 2000. Seasonal hiring is expected to be below average again for the 2003 holiday season.

         Information

         The information industry accounts for 3.8 percent of all wage and salary employment in Kansas. In 2002 the information sector posted its first decline in employment since 1992 with a loss of 700 jobs. In 2002, total payroll for the industry totaled more than $2.376 billion with earnings per job of $46,757.

         Financial Services

         The finance sector accounts for 5.2 percent of all wage and salary employment in Kansas. Between 1990 and 2002, the industry added 9,100 jobs. In 2002, payroll for the industry totaled more than $2.717 billion with average earnings per job of $39,277.

         Professional & Business Services

         The professional and business services industry accounts for 9.5 percent of all wage and salary employment in Kansas. In 2002 the information sector posted its second year of decline with job losses of 2,000. Prior to 2001, the industry had a 10-year run of growth with job gains totaling 52,800. In 2002, payroll for the industry totaled almost $3.962 billion with average earnings per job of $33,016.

         Educational & Health Services

         The educational and health services sector accounts for 11.8 percent of wage and salary employment in Kansas. Educational services account for 1 percent and health services for 10.7 percent of employment. The industry grew steadily throughout the 1990s, with the growth rate peaking at 4.6 percent in 1997 and declining to a low of 2.1 percent in 2000. Between 1990 and 2002 the industry added 52,400 jobs, the most of any industry sector. In 2002, total payroll for the industry totaled nearly $4.348 billion. The average earnings per job in the industry were $28,966.

         Leisure and Hospitality

         The leisure and hospitality industry accounts for 8.1 percent of total wage and salary employment in Kansas. Between 1990 and 2002 the industry added 21,000 jobs. Most of those job gains occurred before 1999. In 2002, payroll for the industry totaled nearly $1.230 billion with average earnings per job of $11,215.

         Other Services

         The other services sector accounts for 4 percent of total wage and salary employment in Kansas. Between 1990 and 2002 the industry added 12,000 jobs. Employment growth peaked in 1998 at 5.1 percent and an addition of 2,400 jobs. In 2002, payroll totaled almost $820.6 million with average earnings per job of $21,365.

         Government

         The government sector accounts for 18.8 percent of total wage and salary employment in Kansas. Total wages for 2002 were almost $7.113 billion with average wages per job of $29,760.

         The increase in the Kansas state sales tax from 4.9 percent to 5.3 percent in July 2002 has helped to maintain sales tax revenues for the state through 2003 despite lower sales volume.

         While wrestling with the budget, the state implemented several pieces of legislation aimed at aiding economic development efforts in Kansas. In April the governor signed the STAR bonds bill, which allows local governments to use special obligation bonds from the state to develop major commercial, entertainment and tourism areas. The bonds would be repaid from sales tax revenues collected within a designated redevelopment area. The Kansas legislature also approved a bill that will allow the state to provide Boeing Wichita up to $500 million in bonds for its bid to work on the 7E7, the company's newest jetliner. Boeing Wichita officials expect the bonds will increase the company's odds of getting major work on the 7E7. Proceeds from the bonds will be used for research and development, tooling and facilities. The location of work for the 7E7 project has not been determined as of June 30, 2004.

         Challenge to Constitutionality of System and Level of Funding of Kansas Public Schools

         In December of 2003 a state district court judge in Topeka, Kansas, issued a ruling that the state's public school finance system and its level of funding for public k-12 schools is unconstitutional. The court found that the current level of annual state funding at approximately $3 billion is inadequate to provide the constitutionally mandated "suitable education" for all Kansas children (with an estimated annual spending shortfall of approximately $1 billion). The court also found and that because of substantial funding disparities among the states' approximately 300 school districts, the current funding system violates students' state constitutional rights to equal opportunity for a suitable education and violates students' federal equal protection rights. The court pointed to a study revealing a 300 percent difference between the per pupil annual expenditures of the poorest Kansas school district (measured by district property tax base) and the same figure for the wealthiest Kansas school district.

         The court held that the legislature must establish and maintain a system of schools that provides a "suitable education," defined as "one which provide[s] all Kansas students, commensurate with their natural abilities, the knowledge and skills necessary to understand and successfully participate in the world around them both as children and later as adults." [Ryan Montoy, et al, v. The State of Kansas, et al, In the District Court of Shawnee County, Kansas Division Six (Case No. 99-C-1738) Section VI, 2.] The court further held that the current substantial reliance on local assessments on real property must be replaced with a system of state-wide funding based upon the actual cost to educate a district's pupils.

         Because of Constitutional Equal Protection requirements, the Legislature must further ensure that the funding scheme does not disparately and adversely impact any category of Kansas children. A system based on actual costs to educate is thus the only fair and measurable way to guarantee this right, as any other system will inevitably lead us back down the well-worn path of political influence and compromise, all at the expense of our children's educations." [Montoy, at Section VI, 5.]

         The Montoy Court deferred ordering a remedy for the constitutional violations, allowing time for the 2004 legislative session to address its findings. The legislature completed the 2004 session in late spring without agreeing upon any response to the Montoy Court's findings. On May 11, 2004, District Judge Terry L. Bullock ordered the state and all officers of the state "to cease and desist the expenditure of funds under all education funding statutes for the purposes of operating schools . . .," with the order of restraint to take effect on June 30, 2004 - effectively ordering the closure of Kansas public schools until the legislature and executive branch adopt a constitutional scheme for public school funding.

         On April 7, 2004, in response to the Montoy case, the legislature had passed, and the Governor signed into law, a very narrowly drawn statute permitting a direct appeal to the Kansas Supreme Court for any pending case invalidating a state statute on the grounds that it violate the portion of the Kansas Constitution dealing with the establishment and maintenance of public schools. This new statute was promptly used to appeal to the Kansas Supreme Court the Montoy Court's school finance decision and to obtain a stay of the trial court's interim remedy of shutting down the public schools.

         The question of whether the Kansas public school finance system and the level of state funding violate the Kansas and federal constitutions is currently being briefed to the Kansas Supreme Court. No prediction can be made concerning the outcome of this important litigation and whether the Kansas legislature will be forced to raise taxes substantially or make substantial cuts to the state budget (or pursue a combination of tax hikes and budget cuts) to comply with the eventual outcome of the Montoy case.

         MARYLAND

         The following is a brief summary of some of the more significant matters relating to the economy of the State of Maryland. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. This information constitutes only a brief summary and does not purport to be a complete description of the potential risks associated with investments in the State of Maryland. The summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of the date hereof, as well as oral statements from various governmental agencies. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. The information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

         The State and Its Economy. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. The population was estimated at 5,508,909 in 2003. Maryland's population is concentrated in urban areas. Approximately 89.7% of Maryland's population live in the densely populated corridor between Baltimore and Washington, D.C. Per capita income in 2003 was $37,331 in Maryland, compared to the national average of $31,632 in that year. Total personal income has grown at an average annual rate of 3.9% since 1994, marginally higher than the national average.

         Services, retail and wholesale trade, government and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are historically the leading areas of employment in Maryland. Maryland's economy tends to be more reliant on the service and government sectors, but less dependent on manufacturing, than the United States as a whole. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2002 was 9.0% for Maryland residents, compared to 3.4% nationwide. Federal military facilities and defense spending play critical roles in Maryland's economy.

         Maryland's job growth rate for the annual period ending in May 2004 was 1.45%, while the nation as a whole experienced a job growth rate for that period of 1.03%. According to the United States Bureau of Labor Statistics, the unemployment rate was 3.8% in Maryland and 5.3% nationally in May 2004. The slow recovery in the national and local economies could cause unemployment in Maryland to increase in the coming months.

         State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2003 with a $122.7 million general fund balance on a budgetary basis and $490.2 million in the Revenue Stabilization Fund of the State Reserve Fund. The Revenue Stabilization Fund provides financial support for future needs and is intended to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. As described below, over the last few years, the State has experienced revenues lower than budgeted and has needed to make transfers from the State Reserve Fund and the State's Transportation Trust Fund, in addition to enacting cuts in expenditures. Further recent analysis indicates that there could be a gap between revenues and spending in the range of $250 million for the 2006 fiscal year.

         For the fiscal year ended June 30, 2002, the principal sources of State revenue were income taxes (approximately 28.3% of total revenues), operating grants and contributions (approximately 24.2% of total revenues), and sales and use taxes (approximately 15.5% of total revenues). In 1997, the General Assembly enacted legislation to phase in 10% decrease in the State individual income tax by 2002. In preparing its fiscal 2003 budget, the State had to accommodate an estimated $177 million reduction of revenues due to the implementation of the final 2% decrease in income tax. Federal disbursements include highway and transit reimbursements; reimbursements and grants for health care programs; categorical matching aid for public assistance, social services, and employment security; and aid for public education.

         For the fiscal year ended June 30, 2002, the primary State expenditures were health and mental hygiene (approximately 26.9% of total expenditures), education (approximately 24.5% of total expenditures), and transportation (approximately 8.9% of total expenditures). Public education consumed the most State revenues in fiscal year 2002, and the "Bridge to Excellence in Public Schools Act," enacted in the 2002 session of the General Assembly, provides for phased-in education expenditures which are expected to reach an aggregate of $1.3 billion by fiscal year 2008. If in any fiscal year resources are not available to fund the full amount required under the Act, the State must still provide a portion of the budgeted funds. The largest expenditure under health and mental hygiene is for the Medicaid program, under which Maryland makes payments to health services vendors for treatment of low income individuals and families. In fiscal year 2002, $2,934.1 million was spent on this program, substantially all of which was for services for which the State recovered approximately 50% from the federal government.

         2003 Budget. On April 4, 2002, the General Assembly, which is the legislative branch of the State government, approved the budget for the 2003 fiscal year. That budget included, among other things: (i) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (ii) $49.6 million for capital projects; (iii) $3.6 billion in aid to local governments; (iv) $181 million to the Revenue Stabilization Fund; and (v) net general fund deficiency appropriations of $171.7 million for fiscal year 2002, including $140.9 million for the Department of Health and Mental Hygiene, $30 million to the Revenue Stabilization Fund, a reduction of $9.6 million to the Dedicated Purpose Fund of the State Reserve Fund, and a reduction of $9.5 million in aid to local governments. The budget did not provide funding for an employee cost-of-living allowance, it decreased the State subsidy for the employee prescription drug plan, and it limited funding for merit increases for State employees.

         As part of the fiscal year 2003 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act, which authorized transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The Act provided for transfers of various fund balances in fiscal year 2002 of $281 million. In addition, the Act provided for transfers of various fund balances totaling $85.2 million in fiscal year 2003, revenue increases and adjustments, and reductions to required fiscal year 2003 expenditures. The Act uncoupled the State income tax from future federal income tax changes with an impact greater than $5 million. The Act also uncoupled State income tax from certain recently enacted federal income tax changes.

         Changes made by the Act resulted in reduced levels of required funding in certain areas, including the adoption of the "corridor" method of funding the State's contribution to its pension and retirement system. Under this method, the rate remains fixed as long as the funding level of the systems remains within the corridor of 90%-110% of full funding. The funding levels and formulae for community colleges, non-public colleges, and tourism were reduced. The adoption of the "corridor" method could reduce the State's contributions to the pension and retirement system, resulting in incomplete funding.

         Separate legislation enacted by the 2002 General Assembly increased the tobacco tax effective June 1, 2002. For fiscal year 2003 only, $80.5 million in revenues from that increase was dedicated to the fiscal year 2003 cost of the "Bridge to Excellence in Public Schools Act"; additional revenues generated by the tobacco tax increase go to the General Fund. This rate increase is expected to increase cigarette tax revenues by approximately $71 million in fiscal 2004, $70.3 million in fiscal 2005, $69.5 million in fiscal 2006, and $68.7 million in fiscal 2007.

         Subsequent events. Early in fiscal year 2003, it appeared that revenues would be less than projected when the budget was enacted, prompting a proposal for reductions from the Governor. In December 2002, revenue estimates resulted in a $344.2 million reduction in the amount of general fund revenues compared with the estimates on which the 2003 budget was based. In January and February of 2003 the Board of Public Works approved cost reductions totaling $217.5 million. Revenue estimates for 2003 were further reduced by $106.1 million in March 2003.

         As part of the fiscal year 2004 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2003, which authorized transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2003 Act provided for transfers of various fund balances in fiscal year 2003 of $416.1 million (in addition to the $85.2 million in transfers approved in 2002).

         2004 Budget. On April 5, 2003, the General Assembly approved the Budget for fiscal year 2004. That Budget included, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the "corridor" method of plan funding; (ii) $9.4 million for capital projects; (iii) $3.8 billion in aid to local governments, reflecting full funding of the public school enhancements mandated under the 2002 Bridge to Excellence in Public Schools Act; and (iv) general fund deficiency appropriations of $86.4 million for fiscal year 2003. The 2004 Budget as enacted funded all fiscal year 2004 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues, thereby not requiring the use of any general funds to pay debt service on the State's general obligation bonds. In addition to the transfers described above, the 2003 Budget provided for fiscal year transfers of $375.9 million, reductions in required fiscal year appropriations of $60.7 million and revenue increases of $163.0 million. These revenue increases included $59.4 million in corporate filing fees; $52.0 million from changes to withholding schedules; and $43.3 million from tax compliance-type measures. Finally, the 2004 Budget required an increase in the fiscal year 2004 State property tax rate, which the Board of Public Works increased to 13.2 cents per $100 of assessed value from 8.4 cents.

         Subsequent Events. The United States Congress enacted the Jobs and Growth Tax Relief Reconciliation Act of 2003, which provided an estimated $333.3 million of additional federal assistance to Maryland in fiscal years 2003 and 2004. A $123.5 million portion of that assistance permitted the State to end fiscal year 2003 with a general fund balance on a budgetary basis of $122.6 million; the balance was available for fiscal year 2004 expenditures. During fiscal year 2003, the State experienced unanticipated shortfalls in sales tax and lottery revenues.

         On July 30, 2003 the Governor proposed and the State's Board of Public Works approved $208.3 million reductions to fiscal year 2004 appropriations, including personnel reductions, reductions in aid to local governments, and cuts to higher education expenditures.

         2005 Budget. On April 12, 2004, the General Assembly approved the budget for the 2005 fiscal year. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to maintain within the "corridor" of 90-110% full funding; (ii) $1.2 million for capital projects;
(iii) $4.1 billion in aid to local governments from general funds reflecting full funding of mandatory public school enhancements enacted at the 2002 Session of the General Assembly; and (iv) general fund deficiency appropriations of $90.2 million for fiscal year 2004. The 2005 Budget as enacted funds all fiscal year 2005 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. In addition to $255.2 million of fund transfers, the 2005 Budget provides for a reduction in expenditures to local schools of $29.7 million and an increase in revenues of $119.0 million (net of a $6.8 million reduction projected from the reestablishment of a tax credit program). These revenue increases include $43.9 million from decoupling from certain provisions of the federal tax code, $38.6 million from the imposition of a tax at rate equal to the lowest county income tax rate on individuals who are subject to State but not county income tax, $15.4 million from the continuation of the reduced sales and use tax vendor collection credit, and $27 million from legislation designed to prevent the use of out-of-state subsidiaries to shelter income from Maryland corporate income tax. Although the State considered gaming alternatives, the General Assembly did not pass legislation providing for video lottery terminals.

         STATE-LEVEL MUNICIPAL OBLIGATIONS. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $5.9 billion of State tax-supported debt outstanding, and $1,292.8 million of authorized but unissued debt, at March 31, 2004.

         The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

            o The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of January 2004, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

            o The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

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            o The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, conference centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

            o Certain other State units, such as Maryland's university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority issues bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds.

            o The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

         Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         OTHER ISSUERS OF MUNICIPAL BONDS. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

         Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the

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securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments has required some Maryland counties to find creative sources of revenue. For example, for fiscal year 2005, Baltimore City resorted to increasing taxes on telephones, energy, and real estate transfers. The actual and projected budget shortfalls at the State level, and other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

         RISKS AND UNCERTAINTIES. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. In addition, the Nations Maryland Intermediate Bond Fund may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

         While there are signs that the national economy is slowly recovering, the Federal Reserve raised short-term interest rates for the first time in four years and gasoline prices are high. The resulting effects of higher interest rates and gasoline prices on spending by consumers and borrowing by businesses and individuals is difficult to predict. Furthermore, Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. A particularly slow recovery in the service sector, federal jobs, or funds available to Maryland could continue to create budget difficulties at the State and local level. Maryland's small businesses, which make up the core of Maryland's economy, are particularly vulnerable. A slow recovery may generate insufficient income tax and sales tax revenues, which are important components of the State's budgeted revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

         Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to the slowing economy and other factors, continue to need funds to cover anti-terrorism costs. However, we cannot assure you that such funds will be available; if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

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         NEW YORK

         The following information relates specifically to New York Tax-Exempt Reserves. The information about New York State (the "State") and its municipalities, including, in particular, New York City (the "City"), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the preparation of State and City budgets as well as the issuance of municipal bonds by the State, the City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State or at websites maintained by State and City agencies.

         New York State Economy - Special Considerations

         Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11, 2001 attacks produced consecutive year-to-year declines in total tax receipts and resulted in a lengthening of the State's recession. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. The State's fiscal difficulties were also compounded by the 2002-03 enacted budget process that resulted in spending growth in excess of recurring revenues. Flexible reserves, significantly increased during past economic upturn, have now been substantially depleted.

         In January 2003, the New York State Division of the Budget ("DOB") was projecting that the State's emergence from recession was imminent. The State's downturn had been much sharper then that of the overall national average due to the September 11th attacks and the impact of corporate governance scandals and related events on equity markets. The employment growth anticipated by DOB failed to materialize during 2003, in part due to geopolitical uncertainties. The State's unemployment rate was 6.3% for 2003, 0.4% higher then projected. Personal income was also lower than forecasted, despite higher then expected inflation.

         The June 2004 Monthly Economic and Revenue report issued by the DOB reported that the State's economy has now had eight consecutive monthly increases in private sector employment since August 2003 although the State's pace of job creation remains below that of the nation overall. In addition, in the January Update to the Annual Information Statement, the DOB stated that employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8% in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining relatively low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7% in 2004-05, following growth of 23.2% for 2003-04. Total State wages are expected to grow 5.1% in 2004, the best performance in four years. Personal income is also expected to increase by 5.1% in 2004, primarily reflecting the strength in wage growth. The DOB projects, consistent with national trends, that inflation in the State will decline from 2.8% in 2003 to 2.1% in 2004.

         These growth rates are all lower then the national forecast. This difference between the projected growth rates at the State and national levels is consistent with economic downturns in the past where economic recovery in the State lagged the nation. It is projected that although the State economy will continue to improve in the short term, that recovery is unlikely to continue at its current rate into calendar year 2005.

         The City is the nation's leading center of banking and finance. As a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. According to the 2004-05 Budget Analysis issued by the State Office of the Comptroller in March 2004, the stock market appears to be overvalued by some traditional measures and may undergo price corrections. The State is especially vulnerable to the disruptions that such corrections would create. Additionally, presidential elections have historically been followed by below average market returns. Wall Street bonuses have a significant impact on the State's personal income tax collections, and much of the fiscal crisis faced by the State in the past several years was due to the precipitous decline in such bonuses.

         In addition to risks associated with the national economic forecast, there also exist specific risks to the State economy. Chief among them is any prolonged downturn in the financial sector, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector. Another risk to the State's recovery is the continuing publicity concerning corporate scandals. While public disclosure of the corporate malfeasance began in 2002, many executives implicated in the scandals are now coming to trial. As these trials continue to move forward the public could once again lose confidence in the market. Additional scandals could also affect public confidence, and a loss in confidence could once again have a large negative impact on the stock market. Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

         Aside from the terrorist attacks in the City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial planning. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.


         New York State Budgetary Outlook

         The State Legislature has not enacted the annual budget for the fiscal year 2004-05, which began on April 1, 2004. However, on March 31, 2004, the State did enact the annual debt service bill, which includes appropriations for all State-supported, contingent-contractual, and certain other debt service obligations for the entire 2004-05 fiscal year.

         To avoid service interruptions, the State also enacted interim budget legislation on June 22, 2004 including a $14 billion emergency spending bill that will keep the State running without an enacted budget until August 1, 2004. Consistent with practices in prior years, the DOB expects that interim appropriations needed to continue State activities will continue to be authorized until the Legislature enacts the annual budget for the 2004-05 fiscal year. There are no assurances that the budget will be adopted by August 1st, or that the budget adopted by the Legislature will not differ materially from the 2004-05 Executive Budget Financial Plan projections set forth in the January 26, 2004 Update to the State's Annual Information Statement.

         Overview. The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. On January 29, 2003, Governor Pataki issued his proposed 2003-04 fiscal year budget (the "Executive Budget"). On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. On May 28, 2003 DOB issued the Enacted Budget Financial Plan (the "Enacted Plan"). On July 30, 2003, DOB issued the First Quarterly Update to the 2003-04 State Financial Plan (the "July Update"), on October 30, 2003, DOB issued the Mid-Year Update to the

2003-04 State Financial Plan (the "October Update") and on January 26, 2004, DOB issued the Third Quarterly Update to the 2003-04 State Financial Plan (the "January Update").

         The Enacted Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2003-04 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

         The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

         The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the legislature's actions and other events on the State's 2003-04 Financial Plan as submitted by the Governor in January 2003. DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President signed into law after the State Legislature acted on the budget. At the time, the Legislature did not agree with the DOB's Financial Plan estimates. The temporary Federal aid produced $1.2 billion in General Fund relief during the 2003-04 fiscal year, which eliminated the initial projected $912 million imbalance.

         DOB will continue to monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Enacted Plan. Such measures added by the Legislature, including Indian Reservation taxes ($164 million), Video Lottery Terminals ("VLT") ($150 million) and intangible holding companies ($115 million), have not yet generated any material revenues in 2003-04.

         General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41% of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

         On May 5, 2004 DOB released an Annual Information Statement Supplement (the "May Supplement") in order to provide a timely summary and analysis of preliminary 2003-04 Financial Plan results on an unaudited basis. According to the May Supplement, DOB now estimates that the State ended the 2003-04 fiscal year on March 31, 2004 with a General Fund operating surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

         General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0%) from 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004-05. This loss is offset, in part, by increased receipts from both the Personal Income Tax ("PIT") and Sales Tax, as a result of temporary tax increases adopted as part of the 2003-04 Enacted Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

         Spending in the General Fund is projected to total $42.06 billion in 2003-04. The revisions include lower estimated spending from the Community Projects Fund ("CPF") ($200 million) now projected to occur in 2004-05, which does not affect the budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decreases of $192 million primarily reflect: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

         Federal grants in the General Fund are projected at $645 million in 2003-04, an increase of $645 million from 2002-03. This increase reflects the one-time Federal revenue sharing payments received in 2003-04.

         There are no projected Federal grants in 2004-05 in the General Fund.

         According to the May Supplement, the General Fund ended the fiscal year with a balance of $1.1 billion, which included $749 million in the Tax Stabilizing Reserve Fund (the "Rainy Day Reserve") (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the CPF ($262 million).

         All Governmental Funds. All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

         All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5%) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increased in PIT rates and in the base rate of the sales tax.

         All Governmental receipts are projected to reach $99.52 billion in 2004-05, an increase of $436 million (0.5%) from 2003-04. The small net increase is due to the one-time nature of tobacco securitization and Federal revenue sharing received in 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and revenue actions taken with the 2003-04 budget.

         All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million for federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million), and child care spending ($142 million). These Federal increases are partially offset by the State Funds.

         All Government Funds Federal grants for 2004-05 are projected to reach
36.27 billion, a decrease of $922 million (2.5%) from 2003-04. This decrease reflects primarily the General Fund decrease of $645 million from the current fiscal year, augmented by the decrease in World Trade Center pass-through costs.

         According to the May Supplement, on an All Government Funds basis, receipts totaled $99 billion in 2003-04, including $37.3 billion in Federal Grants. Spending from All Government Funds totaled $97.3 billion. Total year end balances were $2.9 billion, and were principally in the General Fund.

         Reserves and Risks.

         As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Rainy Day Reserve and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's Rainy Day Reserve from 2% to 5% of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2% or $840 million with the next annual deposit.

         Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

         In June 2003, the State Court of Appeals ruled that the State's financing system for New York City public schools is unconstitutional and directed the State to submit a remedy to the Court by July 30, 2004. Several entities, including the plaintiffs, have made recommendations on the funding requirements necessary to satisfy the court order. Most recently, the Commission on Educational Reform issued a report that identified a "resource gap" of between $2.5 and $5.6 billion to provide all students the opportunity for a sound basic education ("SBE"). The Commission has recommended that the additional funding to address the resource gap be phased in over a multi-year period and be financed by State, local, and Federal funds. The Commission also recommended other reforms to comply with the Court's order. The 2004-05 Executive Budget, which has yet to be acted on by the Legislature, reserves all VLT revenues for SBE funding. On a fiscal year basis, the VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 to $1.3 billion in 2006-07, and ultimately to over $2 billion annually. The 2004-05 Executive Budget also proposes an additional $100 million increase in General Fund support to the City on a school year basis for this purpose. Because the State budget has not been passed, there is no assurance that the State will be able to submit a remedy to the Court by July 30, 2004.

         Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. Plaintiffs brought a motion to have the court determine the adequacy of the increased shelter schedule, for which a hearing was scheduled for May 2004.

         The State is negotiating new labor contracts with nine State employee unions. The Civil Service Employee Association ("CSEA") ratified a new labor contract on April 27, 2004 and the United University Professions ("UUP") membership is scheduled to vote on an agreement during summer 2004. The tentative agreement reached with the CSEA and UUP includes an $800 nonrecurring lump sum payment and salary increases of 2.5% in 2004-05, 2.75% in 2005-06, 3% in 2006-07, and a base salary increase of $800 effective March 31, 2007 for CSEA and July 1, 2007 for UUP. If similar agreements are reached with the remaining unions, the General Fund cost would be approximately $1.4 billion over the life of the agreements (the All Governmental Funds cost is $2.2 billion).

         The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. These audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

         In addition, through March 2004, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending Finalization of audits. Since the State has continued to reimburse local school districts for these



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costs, these Federal deferrals, if not resolved, could negatively impact the
Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

         In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation ("HHC"), SUNY and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments in a timely manner will exacerbate the current adverse impact of these delays on the State's health care financing system.

         New York City

         New York City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

         The fiscal health of the State is also affected by the fiscal health of the City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which would have additional adverse effects on the City's cash flow or revenues. For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the continuing impact of the September 11th attacks and the slow growth in economic activity in the City, there can be no assurance that the City will be able to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. It also prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

         The City has overcome the most serious fiscal challenge it has faced since the 1970s, a challenge that was precipitated by the recession, stock market decline, and the terrorist attack on the World Trade Center. On January 23, 2004 the City submitted the Financial Plan for the 2004 through 2008 fiscal years (the "January Plan"). The January Plan projects a surplus of nearly $1.4 billion for fiscal year 2004, a balanced budget for fiscal year 2005, and manageable, although substantial, outyear budget gaps.

         More than half of the fiscal year 2004 surplus comes from unanticipated tax revenues from increased Wall Street activity and real estate-related transactions. Although the securities industry is not a large employer, it accounts for a disproportionate share of the wages paid in the City. The January Plan assumes that Wall Street profits will total $15 billion in calendar year 2003 more than twice the level projected in June 2003. In addition, year-end bonuses increased after two years of decline and have



                                      C-37
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provided a significant lift to local income and tax revenues. Business tax collections rose by 28% compared to the same period last year, and real estate-related tax revenue rose by nearly 10% during the first half of fiscal year 2004.

         A combination of City, State, and Federal actions, plus an improvement in the local economy, helped the City close a $6.4 billion budget gap for fiscal year 2004 and make substantial progress toward recurring budget balance. The City, however, still projects outyear budget gaps that range from $2 billion to $2.9 billion because the PIT surcharge and the increase in the sales tax that were approved by the State last year are scheduled to be phased out, and nondiscretionary spending, which includes pension contributions and Medicaid, is growing far faster than revenues. The gaps, however, could be much larger because the January Plan assumes that future wage increases will be funded entirely with productivity improvements. Wage increases at the projected inflation rate without offsetting productivity improvements would widen the gaps by $1.4 billion in fiscal year 2005 and by as much as $2.8 billion by fiscal year 2008.

         Pension contributions are projected to increase from $1.5 billion in fiscal year 2003 to $3 billion in fiscal year 2005 and then to $4.2 billion by fiscal year 2007, which reflects pension fund investment shortfalls of the past three years. Although the pension funds have earned 15% on their investments through the first seven months of the fiscal year-nearly double the expected annual rate of return-the budgetary benefit would be phased in over a five-year period if the gains are maintained through the end of the fiscal year.

         Mayor Bloomberg and county leaders have been urging the State to reduce the Medicaid burden on the City, and the Governor's proposed budget includes Medicaid cost-containment initiatives and a ten-year State takeover of the local share of Medicaid long-term care costs. Some of the cost-containment proposals, however, are controversial and may encounter resistance. Overall, the Governor's budget would provide the City with $362 million in budget-balancing assistance in fiscal year 2005, slightly less than the Mayor's request.

         Another controversial proposal is the Governor's plan to fund an increase in education aid to high-need school districts with proceeds from eight new VLT sites, including five in the City. The Court of Appeals ruled last year that the State formula for allocating education aid was unconstitutional, and the Court gave the State until July 2004 to come up with a solution. The Governor's interim solution would allocate $100 million to the City in fiscal year 2005, but could require the City to match the contribution by reallocating resources from existing educational programs.

         A review of the January Plan has identified net budget risks valued at $482 million in fiscal year 2004, $1.5 billion in fiscal year 2005, and about $1.4 billion in each of fiscal years 2006 through 2008. Most of the risk relates to actions such as the Municipal Assistance Corporation refinancing initiative and the receipt of additional federal and State gap-closing aid. Although the City will probably receive an increase in State assistance, the amount and form is not yet known. The net impact of these risks would be reduced by about $250 million annually, beginning in fiscal year 2005, if the Mayor's proposal to provide home, co-op, and condominium owners with a $400 rebate is not approved by the City Council or the State.

         Despite these budget risks, the City will end fiscal year 2004 with a significant surplus and should have little difficulty balancing the fiscal year 2005 budget because it can draw upon the budget stabilization account and other resources if needed. However, continued progress toward recurring budget balance will depend on sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

         The City budget plan is required to have State approval, which it has not yet received. There is no assurance when the City will receive such approval.



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         Litigation

         Both New York State and New York City are currently defendants in significant numbers of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them could have a material adverse effect upon the State and City's ability to carry out their respective financial plans.

         Other New York Risk Factors

         When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

         The combined State and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

         The creditworthiness of obligations issued by local State issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State's Enacted Plan for 2003-04 or thereafter.

         Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

         North Carolina. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly adopts a biennial budget during its long session held in odd-numbered years. During the short sessions, held in even-numbered years, the General Assembly makes adjustments to the budget based on revenue collections. The General Assembly attempts to complete its work on the budget by the end of the previous fiscal year. The biennial budget for 2003-2005 was adopted on June 30, 2003 and revised effective July 20, 2004.

         The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was among the nation's largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries. The State's seasonally adjusted unemployment rate in May 2004 was 5.3% (May 2003 was 6.1%).

         The total General Fund appropriations and authorized reserve expenditures for the 2003-2004 fiscal year were $14.75 billion. The budget adopted on June 30, 2003 provides for $15.56 billion in

General Fund appropriations and authorized reserve expenditures for the 2004-2005 fiscal year. The revised 2004-2005 budget provides for General Fund appropriations and authorized reserve expenditures of $15.92 billion. At the end of the 2003-2004 fiscal year, the State had collected approximately $235 million more than anticipated. While fiscal pressures, particularly from Medicaid and school enrollment increases, and slow economic growth continued, the budget for 2004-2005 was increased $360 million.

         In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). The 2004 General Assembly authorized additional indebtedness in 2004-2005 of $310 million to finance several university and other projects, with an additional $153 million authorized in 2005-2006. If all of these bonds are issued, currently expected by fiscal year 2005-2006, the amount of the State's bonds outstanding would increase by almost 50%.

         The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences beginning as early as fiscal year 2004-2005, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

         1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et. al. v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al. v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, (1) violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and (2) violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. Although a Notice of Appeal has again been filed, the State did not seek a stay of the order and has undertaken preliminary measures to respond to the Court's directive. The presiding trial court judge has approved a preliminary plan to increase funding to low wealth counties by $22 million in 2004-2005 although this amount was not appropriated by the General Assembly. The Governor of North Carolina is attempting to provide these funds within existing authority. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million. The Supreme Court accepted the case and oral arguments were held in September 2003. No opinion has been issued yet.

         2. N.C. School Boards Association, et. al. v. Richard H. Moore, State Treasurer, et. al. - Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. On December 14, 2001 the North Carolina Superior Court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December, 1995. In September 2003, the North Carolina Court of Appeals rendered a decision mostly favorable to the State. Cross appeals have been filed with the North Carolina Supreme Court. The amount in controversy is approximately $84 million.

         3. Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August, 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the United States Supreme Court accepted the original jurisdiction of the case and directed the State to file an answer. The State filed an answer and motion to dismiss on August 21, 2003. On November 17, 2003, the motion was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The North Carolina Attorney General's office believes that sound legal arguments support the State's position in this matter.

         4. State Employees Association of North Carolina v. State; Stone v. State -- Diversion of Employer's Retirement System Contribution. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed this dismissal on December 3, 2002. SEANC filed a notice of appeal in the North Carolina Supreme Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the Retirement System has been certified, and the case is proceeding through class notification and toward trial. The North Carolina Attorney General's Office believes that sound legal arguments support the state's defense of these cases.

         5. Cabarrus County v. Tolson -- Diversion of Local Government Tax Reimbursements and Shared Revenue. On September 17, 2002, six counties and three municipalities filed suit against the Secretary of Revenue in North Carolina Superior Court, demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. Other counties, municipalities and some individuals have moved to be added as plaintiffs. The Governor, in the exercise of his constitutional responsibility to balance the state budget, withheld approximately $211 million designated by statute for payment to local governments. Summary judgment was granted in favor of the State on all issues, and Plaintiffs have filed a notice of appeal. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action.

         6. Goldston v. State of North Carolina -- Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiff has filed a notice of appeal. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action.

         7. Diana Coley, et al. v. State of North Carolina, et al., On April 25, 2003, Plaintiffs filed suit in Superior Court of Wake County against the State of North Carolina and North Carolina Department of Revenue challenging the constitutionality of applying the 2001 tax increase in the highest rate of North Carolina's state income tax to the 2001 tax year. An extension of time for answering or otherwise responding has been obtained. Plaintiffs seek refunds for themselves and a proposed class of similarly situated taxpayers of all taxes paid for 2001 in excess of the prior maximum rate of 7.75% maximum rate, on the theory that the mid-year tax increase violates State and Federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action.

         8. Medical Mutual Insurance Corporation of North Carolina v. The Board of Governors of the University of North Carolina and its Constituent Institution, East Carolina University, the East Carolina University School of Medicine, et al. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina (MMI) filed this action in Wake County Superior Court against the Board of Governors of the University of North Carolina, East Carolina University Brody School of Medicine (ECM), and various doctors who are or might be defendants in actions or claims made covered by medical malpractice insurance policies ECM purchased for their benefit from MMI. MMI claims additional insurance premiums for medical malpractice policies provided for healthcare professionals employed at ECM. ECM purchased insurance from MMI for approximately thirteen years. In 2002, in order to raise additional capital, MMI demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. In the face of MMI's demand, ECM decided to purchase insurance for all but a handful of its healthcare professionals from another insurance company. In this lawsuit, MMI claims that ECM's decision not to purchase insurance for all its healthcare professionals from MMI triggered an obligation to pay a termination fee to MMI of approximately $26.7 million. ECM believes that MMI is not entitled to any further payments. The North Carolina Attorney General's Office believes that no fee may be owed because of MMI's termination of the contract; however, in the event that a fee is owed, the North Carolina Attorney General's Office believes that it would be substantially less than $26.7 million. The suit is pending in Superior Court and related administrative proceedings before the Department of Insurance are ongoing. The parties are also engaged in settlement discussions.

         9. Lessie J. Dunn, et al. v. The State of North Carolina, et al., On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit in Forsyth County Superior Court alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The North Carolina Attorney General is presently reviewing the case. The potential impact, if any, on State resources has not been determined at this time.

         The Adviser believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available

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documents and oral statements from various State agencies and individuals. The
Adviser has not independently verified any of the information contained in the official statements, other publicly available documents or oral statements from various State agencies.

         SOUTH CAROLINA

         The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

         The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         By statute, the State General Assembly has limited General Fund appropriations for fiscal years 2004-2005 through 2008-2009. The limitation provides that for the fiscal year in question, total General Fund appropriations for that fiscal year may not exceed appropriations for the preceding fiscal year by more than three percent. Application of the limitation ends when the fiscal year 2001-2002 accumulated General Fund operating deficit of $149 million is repaid and the General Reserve is fully funded pursuant to constitutional and statutory requirements.

         The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. Fiscal Year 2001-2002 Budgetary General Fund ended with a cumulative unreserved fund deficit of $149 million, after giving effect to the withdrawal of the $63 million held in the State's General Reserve Fund. By statute, the State General Assembly has provided for the repayment of the Fiscal Year 2001-2002 deficit by directing, at the close of Fiscal Year 2003-2004, the transfer of up to $50 million from the General Reserve Fund and the appropriation from the Capital Reserve Fund in Fiscal Year 2004-2005 of $50 million and in Fiscal Year 2005-2006 $55 million. In accordance with the provisions of the State Constitution, the General Reserve Fund must be restored within three years to its full funding amount of three percent (3%) of the State's Budgetary General Fund revenues for the latest completed fiscal year.

         On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5.489 billion to $5.381 billion, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its August 20, 2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.

         In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.

         The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2002-2003 deficit, in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003.

         The South Carolina General Assembly enacted the Fiscal Year 2004-2005 Appropriation Act in the amount of $5.222 billion which provided for a balanced budget for such fiscal year.

         South Carolina is primarily a manufacturing state. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition to other activities. The economic base of the State has diversified into other areas such as trade, health care, services, and durable goods manufacturing. Leading the growth in the durable goods manufacturing sector is the expansion of the automotive industry.

         Despite general weakness in both the South Carolina and national economies during 2003, a number of companies announced new or expanded operations in South Carolina. Among those announcements were such notable companies as Trane ($30 million investment, 400 new jobs in 5 years), DaimlerChrysler AG ($8-10 million investment, 50 jobs), GlaxoSmithKline (50 jobs), FujiFilm ($100 million expansion), and Sara Lee ($20 million investment, 95 jobs). In 2004, two major companies have announced new distribution centers to be located in South Carolina, including Walgreen ($175 million distribution center, 450 employees serving 200-250 stores in 8 states) and Dollar General ($80 million distribution center, 600 employees at capacity).

         Moreover, South Carolina exports were up 22% in 2003 as compared to 2002. The State sold $11.7 billion worth of goods to the rest of the world last year, ranking third highest in percentage growth in the nation. South Carolina ranked 18th overall in 2003, up from 23rd in 2002 (including the 50 states and Washington D.C. but excluding Puerto Rico and other territories). Leading South Carolina's export growth were automobiles (up 57.74%), electrical machinery (up 49%), medical instruments (up 8.6%), organic chemicals (up 14%), synthetic fibers and fabric (up 11.5%), and wood pulp (up 13.5%). Several of these high-growth sectors correspond to specific industry clusters South Carolina has identified as key to building a stronger State economy.

         South Carolina has the second highest percentage of citizens working for internationally owned companies. During the decade of the 1990s South Carolina recognized more than $16 billion in investment and creation of more than 49,000 new jobs by international companies. The State has a total of 526 total international companies employing a total of 85,295 workers.

         South Carolina's right-to-work environment has permitted an opportunity for job growth in industries dominated by unionized labor. Statistically, the State has the lowest unionization rate in the United States at 1.8%, South Carolina ranks first in the southeast for productivity, and ranks as the third most productive workforce in the United States. South Carolina's transportation infrastructure is comprised of five interstate highways and approximately 64,000 miles of State highways, providing excellent access to the State's ports and to business and consumer markets in all directions.

         The State actively promotes economic development focused through its Department of Commerce, which maintains offices both in the State and in Munich, Germany. Recognizing the value of a diversified employment base, the South Carolina General Assembly has enhanced economic development efforts over time by lowering the State's corporate income tax rate, providing tax incentives, enacting legislation to encourage public/private investment initiatives, establishing a venture capital fund, and creating borrowing capacity for three State institutions of higher learning to promote cooperative research and development efforts among the universities and private industry.

         South Carolina's overall economy tends to closely track the national economy. Real Gross Domestic Product (GDP) nationwide increased three and one-tenth percent (3.1%) during 2003. At 0.4% growth in Gross State Product
(GSP) and equivalent to the national average, in 2001 South Carolina ranked in the third quintile and slightly below the southeast average of 0.5%. According to the U.S. Bureau of Economic Analysis, the slowdown in real United States GSP was characterized by a decline in goods-producing industries (except mining) and decelerated growth in most services-producing industries. Manufacturing, which declined 6.0 percent in 2001, was largely responsible for the decline in real GSP in goods-producing industries. Manufacturing declined in 40 states and was the largest contributor to declines in real total GSP for all of the bottom-quintile states. Despite these facts, with 1.1% GSP growth in the manufacturing sector, South Carolina was the only southeastern state to realize positive GSP growth in that sector in 2001.

         During all of 2002 personal income grew at a revised average annual rate of three and four-tenths percent (3.4%) in South Carolina. During the same period the nation's income grew two and five-tenths percent (2.5%) and the Southeast grew three and two-tenths percent (3.2%). During the five (5) years (1997-2002) personal income in South Carolina rose at a compounded annual rate of four percent (4.0%), while the annual income growth rate in the United States rose three and eight-tenths percent (3.8%) and the annual income growth rate in the Southeastern region rose four and six-tenths percent (4.6%) during the same period.

         Through November, 2003, employment in South Carolina decreased one percent (-1.0%) while the rate of employment growth in the United States increased two-tenths percent (0.2%). The unemployment rate for South Carolina in 2003 (through November) was six and six-tenths percent (6.6%), while the unemployment rate in the United States was five and six-tenths percent (5.6%). South Carolina employment trends tend to lag national trends, both in times of increasing and decreasing employment.

         The case of Ward v. State of South Carolina was filed as a class action suit arising from state action taken as a result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891
(1989).

         In Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend the tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees.

         Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 which repealed the tax exemption for State retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for members of the State Retirement System. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of federal retirement benefits and damages in the form of repayment of taxes paid in prior years.

         In November 2000, the South Carolina Supreme Court reversed a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. As a result of that ruling, Ward was remanded to the trial court for further proceedings. Cross motions for summary judgment were filed and heard in the case. The trial court issued an order dated August 26, 2002, granting the State's motion for summary judgment and denying the plaintiffs' motion. The plaintiffs appealed that order to the South Carolina Supreme Court, and on December 8, 2003, the Supreme Court upheld judgment in favor of the State. The Court's decision is final under State law, although the plaintiff class is seeking review with the United States Supreme Court. The State's latest estimated potential exposure in the event of an adverse decision in Ward is $157.5 million, plus interest, in refunds of previously paid taxes and $22.5 million annually in lost tax revenue going forward.

         Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

         In light of the State Supreme Court's dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner's refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court. The petitioner is seeking reconsideration of that decision. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes that the decision of the Administrative Law Court will be upheld.

         The State's estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $300 million, plus interest, in refunds of previously paid taxes, and $30 - $40 million annually in lost tax revenue going forward.

         Wehle, et al. v. State of South Carolina. Two employees and an employer claiming that the Retirement System wrongfully denied benefits to members of the South Carolina Retirement System and the Police Officers Retirement System filed this action in September, 2001. The plaintiffs allege that both Systems are over funded and have excess collections. The plaintiffs seek a declaratory judgment that a benefit was wrongfully denied and/or that excess contributions were collected and request that contributions be reduced in the future. The plaintiffs further seek a refund of over $2 billion to members and employers. The State believes that the Systems are providing retirement benefits and collecting contributions from employers and members in accordance with current State law. The South Carolina Supreme Court assumed original jurisdiction and assigned the case to an Appeals Court judge to serve as special referee. The production of evidence has concluded and the referee has recommended dismissal of this action. The State continues to vigorously defend its positions and believes its positions are meritorious.

         Kennedy, et al. v. South Carolina Retirement Systems, et al. Plaintiffs, four retirees of the Police Officers Retirement System, filed an action seeking to vacate the South Carolina Supreme Court's opinion in the case entitled, Kennedy v. South Carolina Retirement Systems, 345 S.C.339, 549 S.E.2d 243 (2001) that was issued on May 22, 2001. The plaintiffs also seek punitive damages. Should the plaintiffs ultimately prevail in having the South Carolina Supreme Court's decision reversed, the liability to the Retirement Systems could be approximately $2 billion. The defendants are vigorously defending this action and believe that the plaintiffs' action is without merit.

         Abbeville County School District, et. al. v. The State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs have requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The State has filed a motion to dismiss the complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The State is pursuing its defense vigorously, and the probability of a decision adverse to the State is not presently known. The State does not yet have an estimate of potential exposure in the event of an adverse decision. The trial in this case began July 28, 2003, and was ongoing as of June 15, 2004.

         In November, 2000, the State's electorate approved an amendment to the South Carolina Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the South Carolina Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

         The lottery was initially projected to generate $150 million per year, net of operating expenses, for deposit into the Education Lottery Account. A total of $220,561,823 net of operating expenses was transferred to the Education Lottery Account on gross sales of $726,912,112 for the period July 1, 2002 through June 30, 2003. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher learning programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         TENNESSEE

         The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2002, the State of Tennessee's annual legal debt service limit of $512.46 million was well above the debt service required of $142.07 million, with a legal debt service margin of $370.39 million. Debt per capita equaled $185.58, and the ratio of net general long-term bonded debt to assessed property valuation was 1.12 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2002-03. For the past four years, Tennessee has used one-time revenues to balance its budget. Its reliance on non-recurring revenues to fund on-going budget expenses and its reliance on a narrow revenue stream have contributed to its budgetary problems. Former Governor Sunquist proposed a number of measures to address the State's budgetary problems. At least three state's income tax proposals were discussed while others proposed expanding and increasing the State's sales tax and assessing a statewide property tax. Others proposed radically reducing the size of state government. The debate on how best to address the budgetary problems was acrimonious. Lawmakers repeatedly struck down proposals to implement a statewide income tax and instead used one-time revenues including the State's tobacco settlement funds to balance the budget. As a result of the lack of consensus and reliances on one-time revenue sources, Tennessee's bond rating dropped. Its bonds are now rated AA by Fitch and Standard & Poor's and Aa2 by Moody's Investors Service.

         Against this backdrop, the State did not introduce any significant new initiatives but attempted to produce improvements in the State's education program and its own internal operations. Improving efficiencies in state government has been a goal, and through improvement in technologies, the State has been recognized as being an emerging leader in e-government capabilities.

         Despite the budgetary concerns, the economic outlook for Tennessee remained generally favorable. The State's economic diversity had improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last four years. This growth created 15,804 new jobs in Tennessee for the year ended June 2002. As of June 2002, the State's unemployment rate was 5.2% under the national average of 6.0%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2002.

         Recently, the General Assembly of the State of Tennessee passed legislation that attempts to address the budgetary issues on a long term basis. Governor Bredesen worked with the State legislature to come up with a $21.5 billion budget which the Governor has announced he will support noting that it does not rely on non-recurring revenues or accounting gimmickry to be balanced. The legislature balanced the budget by cutting funding for state agencies by 9% and state-shared taxes shared with cities and counties by 5.5%. Revenue collections for the month of April, 2003 were $999.6 million, which was $17.7 million less than the budget estimate adopted last year. Notwithstanding that shortfall, sales tax collections climbed to $467.8 million, approximately $10 million more than the budget estimate and approximately $73.7 million more than last year. For the fiscal year to date, revenues are up 16.7% to $4 billion from $3.4 billion for the same period last year. The State relies heavily on sales tax collections for its revenue base. As part of the budget adopted last year, the sales tax was increased from 6% to 7%, without giving effect to any local option tax. Given the Governor's support for the budget as proposed, it appears that a foundation has been laid for the State to move past its budgetary crisis and toward an operation that will anticipate modest growth assuming the State's health care costs can be more effectively managed.

         TEXAS

         Constitutional Issues

         The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations that are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition. From time to time, Texas voters by constitutional amendment have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State's fiscal year 2001, the State's debt service ratio was 1.90 percent compared to 2.03 percent the previous year.

         State Debt

         The State historically has had low levels of bonded indebtedness. Bonds have been issued to finance loan programs that generally are self-supportive. Regarding capital projects, the majority, such as prisons, buildings and other capital projects, are financed through the general revenues of the State. Since 1986, this type of indebtedness has increased and the various types of projects financed through this mechanism have expanded.

         Debt obligations supported by general revenues (as compared to obligations that are self-supporting) versus project revenues has significantly increased in recent years. The following table sets forth information concerning the principal amount of general obligation bonds and revenue bonds payable from the State's general revenue fund for selected years and the amount of debt service paid from the general revenue fund on such bonds. This table does not include debt service information on outstanding general obligation or revenue bonds paid from sources other than State general revenue.

                   General Obligation Bonds and Revenue Bonds
                          Payable from General Revenue
                          Fiscal Year Ending August 31

                                                                 1999         2000          2001          2002           2003
-----------------------------------------------------------    ---------    ---------     ---------     ---------     ---------
Principal Amount Outstanding (Millions) (1)                    $6,010.14    $6,351.49     $6,395.16     $6,543.87     $6,421.13
Principal Amount Per Capita (1)                                $  298.52    $  310.79     $  306.70     $  310.14     $  294.82
Principal Amount as a Percentage of Personal Income(1)              1.14%        1.12%         1.06%         1.05%         1.06%
Annual Debt Service Paid from General Revenue (Millions)(2)    $  354.78    $  357.14     $  378.59     $  376.11     $  375.48
Debt Service Paid from General Revenue as a Percentage of
Available General Revenue Fund Revenues(2)                          1.49%        1.41%         1.41%         1.43%         1.44%
Annual Debt Service Paid from General Revenue Per Capita(2)    $   17.62    $   17.48     $   18.16     $   17.82     $   17.24
Debt Service Paid from General Revenue as a Percentage of
Personal Income (2)                                                 0.07%        0.06%         0.06%         0.06%         0.06%


(1) Includes general obligation bonds, which although legally secured by the State taxing authority, are expected to be repaid with sources outside of the State's general revenue fund.

(2) Includes only that debt service which was paid out of the State's general revenue fund. Source: Texas Comptroller of Public Account and Texas Board, Office of the Executive Director.

         Recent Developments

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has been cited by the rating agencies as having: a modest level of financial reserves, a lack of capital planning, and questions regarding the future of internet taxation. Currently, the major credit rating agencies Moody's, Standard and Poor's, and Fitch IBCA, rate Texas general obligation debt Aa1/AA/AA+, respectively.

         On January 13, 2003, the State's Comptroller of Public Accounts revised its estimate for the 2002-03 fiscal biennium of projected State revenues. The Comptroller estimated a $1.8 billion deficit for the end of fiscal year 2003 and $54.1 billion in revenue available for the 2004-2005 biennium. Among other actions, the State legislature adopted legislation reducing appropriations for the remainder of fiscal year 2003 by approximately $1.6 billion. During the legislative session, the Comptroller revised the official estimate to include $709 million in federal "Flexible Grant" money for State fiscal relief. The Texas legislature passed additional legislation increasing revenues $1.8 billion by extending the telecommunications infrastructure assessment, allowing the State to participate in a multi-state lottery, increasing the return on the State's Permanent School Fund, and various Comptroller-issued recommendations. In June 2003, the General Appropriations Act was certified by the Comptroller and signed by the Governor. The General Appropriations Act contained all-funds appropriations of $117.4 billion. The balanced budget, comprised of the General Appropriations Act and miscellaneous bills, totaled $118.2 billion.

         In addition, in the Summer of 2004, the Texas legislature has been attempting to reform the manner in which the State finances primary and secondary public school education during the course of a special legislative session. A majority of the funding for public school education has historically been derived from local sources through local property taxes. In the event that the State were to enact legislation that would require the State to finance a majority of the cost of primary and secondary public school education, any increased State expenditures, unless coupled with corresponding increases in State revenues, could have an adverse effect on the credit quality of certain issuers of Texas municipal securities.

         General Economic Information

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the service producing industries and high technology manufacturing. Oil and gas related industries currently account for only 8.5 percent of the State's economy, while high technology industries exceeded this amount in recent years. However, due to relatively high oil and gas prices and recent setbacks in the high technology industry, high technology now comprises slightly less than 8 percent of the Texas gross state product. Service-producing sectors (which include trade, transportation and public utilities; information, finance, educational/health/professional/recreational/business services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 83 percent of total nonfarm employment and have outpaced total employment growth over the past five years. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States as well as a growing international market for exports trade. According to the Foreign Trade Division of the U.S. Census Bureau, Texas exports in 2003 exceeded $98.8 billion, up slightly from $95.4 billion in 2002. Still Texas export trade has more than doubled in real terms since 1990, and puts the State in first place in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' long-term economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The Panhandle, Permian Basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from seaport trade, manufacturing and agriculture. The economy of the central corridor is grounded in the public and private service sector, high-technology manufacturing and communications and recreation/tourism. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets, or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Texas accounted for nearly 12.8 percent of U.S. job growth over the five year period from March 1999 to March 2004, even though the State comprises less than 8 percent of the nation's population. The State's unemployment rate, however, remains higher than that for the nation, due largely to some of the nation's highest unemployment rates along the international border. Statewide, after dropping to a thirty-year low of 3.9 percent in December 2000, Texas' average unemployment rate peaked at 6.9 percent in April 2003 before settling back to 6.2 percent in March 2004.

         Despite the recent increase in the rate of unemployment, it is believed that the mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services. However, with the recent downturn in the economy, Texas' goods producing sectors, including construction, manufacturing and natural resources/mining, have experienced a net loss of jobs over the past year. Over the past two years, construction employment has slowed to a relatively flat average annual growth rate after enjoying a 5.1 percent annual average growth rate through the 1990's. Manufacturing, a significant component of job growth in previous years, has been affected by weak domestic and international markets, as well as an economic recession, to lose over 20,500 jobs over the twelve months ending March 2004.

         General Revenue Fund

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 2003, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other health and human services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal year 2003. Sales tax, accounting for over 55 percent of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor vehicle sales/rentals and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues is derived primarily from franchise tax, interest and investment income, lottery proceeds, insurance premium tax, oil and gas severance taxes and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1999, 2000, 2001, 2002 and 2003, the general revenue fund contained a cash surplus of approximately $4.337 billion, $3.843 billion, $4.963 billion, $2.688 billion and $0.409 billion, respectively.

         Litigation

         The State is a party to various legal proceedings relating to its operations, such as cases related to school finance and its provision of mental health services. These cases are unrelated to bonds offered by the State or its instrumentalities, although an adverse judgment in these cases could have a material adverse effect on the long-term financial condition of the State. In addition, the State's Comptroller of Public Accounts is a party to various proceedings related to State tax law but unrelated to bonds offered by the State or its instrumentalities. Taken individually, the Comptroller believes that none of the cases if finally decided adversely to the State would have a materially adverse effect on the long-term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could be a possible adverse effect on the financial condition of the State.

         VIRGINIA

         Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Bond Fund also invest in debt obligations issued by local governments. As of June 30, 2003, local government in the Commonwealth was comprised of approximately 95 counties, 39 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995, 2001, 2002 and 2003 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. The General Fund balance fell by $78.2 million in fiscal year 2003, a decrease of 12.4 percent from fiscal year 2002. Overall tax revenues increased by 1.6 percent from fiscal year 2002 to fiscal year 2003. Individual and Fiduciary Income tax revenues increased by 10.0 percent. Additional tax revenue growth occurred in the form of an 18.3 percent increase in Corporation Income taxes, a 13.8 percent increase in Premiums of Insurance Companies taxes and an 18.3 percent increase in Public Service Corporations taxes. A decline occurred in State Sales and Use taxes, which decreased by 3.9%. Overall revenue increased by 2.3 percent and non-tax revenues increased by 18.3 percent. Overall expenditures fell by 0.6 percent in fiscal year 2003, compared to 17.8 percent increase in fiscal year 2002. Individual and family service expenditures grew by $219.8 million, or 8.6 percent, while education expenditures fell by $100.7 million, or 1.8 percent. In addition, general government expenditures increased by $16.2 million or 1.2 percent.

         Of the June 30, 2003, $554.8 million fund balance, $247.5 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2003, no deposit other than interest earnings was made to the

Revenue Stabilization Fund. However, a withdrawal of $247.5 was made and deposited to the General Fund. A deposit is not required in fiscal year 2004 based on fiscal year 2003 revenue collections.

         The Commonwealth's 2003 population of 7,386,330 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2003 population density was 186.6 persons per square mile, compared with 82.2 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2003, the Commonwealth had per capita income of $33,671, the highest of the Southeast region and greater than the national average of $31,632. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 4.1% in 2002 compared to 5.8% nationally. Assessed value of locally taxed property exceeded $582 billion in 2002 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement. On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

         Of the total Settlement, $1.5 billion is dedicated to finance a national pubic education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking. To ensure the industry complies with the agreement, the Settlement would be enforceable through consent decrees, which could be entered in each state court. In addition, the industry will pay $50 million to be used to assist states in enforcing and implementing the agreement and to investigate potential violations of state tobacco laws. States will also be reimbursed for costs, expenses, and attorney fees incurred as a result of the Settlement.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 through 2003. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         On December 17, 2003, Governor Warner presented the 2004 Budget Bill (the "2004 Budget Bill") for the 2004-2006 biennium. Governor Warner's objectives in the bill were to continue Virginia's long tradition of fiscal responsibility and restore structural balance in the budget; to maintain core services in K-12 education, higher education, law enforcement and corrections, safety net programs, and transportation; to begin to replenish the Revenue Stabilization Fund; and to keep statutory commitments such as those to reduce the car tax, the food tax, and the premium tax. The 2004 Budget Bill included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $358.4 million in anticipated balances from fiscal year 2004, and a tax reform package that would provide $419.2 million in net revenue.

         The House and Senate could not reach agreement on the 2004-2006 biennial budget. Governor Warner called a Special Session of the 2004 General Assembly and, on May 7, 2004, the General Assembly passed a compromise budget of the 2004-2006 biennium that included significant portions of Governor Warner's proposed budget. Tax reforms adopted by the General Assembly include the following: increased the sales tax by one-half cent effective September 1, 2004; reduced the sales tax on food in one-half cent increments over the next three years; increased the cigarette tax to 20 cents per pack effective September 1, 2004, and to 30 cents per pack effective July 1, 2005; increased the personal and dependent exemption for individual income tax; eliminated the "marriage penalty" for married filers; raised the income tax filing threshold for individuals; added a new low-income credit; required an income test for future seniors claiming the age deduction; eliminated sales tax exemptions for utilities and telecommunications companies; closed certain corporative income tax loopholes for intangible holding companies and pass-through-entities, and increased by 10 cents per hundred the tax levied for recording a deed. These tax reforms are projected to generate additional revenue of $616.3 million in fiscal year 2005 and $775.6 million in fiscal year 2006.

         On June 6, 2004, Governor Warner returned the enrolled Budget Bill (House Bill 5001) to the General Assembly with 43 recommended amendments for action at its one-day reconvened session held on June 16, 2004. The General Assembly adopted 27 of the 43 recommended amendments during the reconvened session. On June 25, 2004, Governor Warner signed House Bill 5001, as amended, and vetoed 8 items. The bill became effective on July 1, 2004, as Chapter 4, Acts of Assembly - 2004 Special Session I, known as the 2004 Appropriation Act.

         While the information regarding the Commonwealth is presented as of the latest dates for which official information was available, the consequences of the general economic downturn that began in the spring of 2001 to employment in and the economy of the Commonwealth are not fully reflected in the data or discussion presented herein and such consequences are of indeterminate duration.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

             APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

                APPENDIX E--PROXY VOTING POLICIES AND PROCEDURES

                               NATIONS FUNDS TRUST
                         NATIONS MASTER INVESTMENT TRUST
                         NATIONS SEPARATE ACCOUNT TRUST


                       PROXY VOTING POLICY AND PROCEDURES

         The Boards* of Nations Funds Trust ("Funds Trust"), Nations Master Investment Trust ("Master Trust") and Nations Separate Account Trust ("Separate Account Trust") have determined that it is in the best interests of Funds Trust, Master Trust and Separate Account Trust (the "Companies") and the respective series of each Company that hold voting securities (each, a "Fund") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Funds.

I.       POLICY

         It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund's investment adviser or, if the Fund's investment adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the Fund's investment sub-adviser(s) (the investment adviser or the investment sub-adviser(s) is referred to hereafter as the "Adviser"), as a part of the Adviser's general management of the Fund's portfolio, subject to the Board's continuing oversight. The respective Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.      FIDUCIARY DUTY

         The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.


----------
* For convenience, Trustees of Funds Trust, Master Trust and Separate Account Trust are collectively referred to in these procedures as the "Boards."

III.     PROCEDURES

         The following are the procedures adopted by each Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. Each Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. An Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by each Adviser to determine that they are consistent with these policies and procedures. Upon request, each Adviser shall provide the appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

         B. Board Reporting. Each Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

         C. Voting Record Reports. Each Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

         D. Record Retention. Each Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

         E. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of a Fund's Company that a conflict of interest cannot be resolved under the Adviser's Proxy

                  Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.      REVOCATION

         The delegation by a Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       REVIEW OF POLICY.

         The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.


Adopted:  May 29, 2003

July 1, 2003


                     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

Introduction

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

1. Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

Proxy Committee

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

         o for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

         o where an exception to the established Guidelines may be in the best interests of BACAP clients.

Proxy Voting Administration

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

3. Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

4. Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

6. Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. BAC as well as BACAP have various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.


         o BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

         o In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

o Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

o By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

         1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

         2. To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

                  o The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                  o Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

Availability of Policy and Proxy Voting Records to Clients

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this policy for up to a one-year period.

                                                                  "ATTACHMENT A"

                          BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies which BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies.


I.       BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

         A.       MATTERS RELATING TO THE BOARD OF DIRECTORS

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

         o BACAP will WITHHOLD VOTES for one or more nominees for director if

                  o The board does not have a majority of independent directors; or

                  o The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

         o BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

         o BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

         o BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

         B.       CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

         o BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

         o        BACAP will usually vote AGAINST proposals:

                  o        to eliminate cumulative voting; or

                  o        that provide that

                           -        directors may be removed only for cause; or

                           - replacements to fill board vacancies may be voted on only by continuing directors.

         C.       COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

         o Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote
                  FOR:

                  o Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

                  o Employee stock purchase plans that have the following features:

                           1. shares purchased under the plan are acquired for no less than 85% of their market value,

                           2. the offering period under the plan is 27 months or less, and

                           3.       dilution is 10% or less.

         o BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

         o BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee of the board.

         D.       CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

         o BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

         o BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

         o BACAP will vote FOR proposals authorizing share repurchase programs.

         E. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spinoffs, buyouts, liquidations and sale of all or substantially all of a company's assets.

         F.       TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

         o BACAP will vote FOR proposals to opt out of control share acquisition statutes.

         o BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

         o BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

         G.       OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

         o BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

         o BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

         o BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


II.      SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:


         o BACAP will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

         o BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

         o BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

         o BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

         o BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

         o BACAP will generally abstain from voting on shareholder proposals regarding social, environmental or political matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.


III.     INVESTMENT COMPANY MATTERS

         A.       BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

         o BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

                  o        Contested elections of directors.

                  o Approval of investment advisory and/or distribution agreements.

                  o        Approval of distribution plans.

                  o        Issuance of preferred stock.

                  o Conversion of the company from closed-end to open-end form.

                  o        Changes in the "fundamental policies" of the company.

                  o Change in the state or form of organization of the company.

                  o Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.

         B.       SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

         o BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

                  o Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

                  o Conversion of the company from closed-end to open-end form.


Adopted effective:    July 1, 2003

BRANDES INVESTMENT PARTNERS, L.L.C.

SUMMARY OF OUR PROXY VOTING POLICY

Brandes Investment Partners, L.L.C. generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to the contrary in writing. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients. You may obtain information from us about how we voted proxies for securities in your account, on request. You also may obtain a copy of our proxy voting policies and procedures upon request.

HOW WE VOTE POLICES:

We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues and we consider the Ceres, MacBride and Burma Principles when applicable, although we sometimes abstain from voting on these issues.

We have developed Proxy Voting Guidelines, which our Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporates many of ISS's standard operating policies. Our proxy voting policy and procedures set out these Guidelines.

CLIENT PROXY VOTING POLICIES

If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA plans, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, to the extent possible, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

ARRANGEMENTS WITH OUTSIDE FIRMS

o We use three outside firms, ISS, Investor Responsibility Research Center, and ADP Financial Services, Inc. to assist us in voting proxies. These firms keep us informed of shareholder meeting dates, forward proxy materials to us, translate proxy materials printed in a foreign language, provide us with research on proxy proposals and voting recommendations, and vote proxies in accordance with our instructions. Although we may consider ISS's and others' recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

CONFLICTS

o From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of Brandes and its employees. For example, we may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

o Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Corporate Governance Committee determines that Brandes has a material conflict of interest, we may vote a proxy regarding that proposal using any of the following methods:

o        We may obtain instructions from the client on how to vote the proxy.

o If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

o We may vote according to our Guidelines or, if applicable, the client's proxy voting policies.

o Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party, such as ISS, for all proxies.

o Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

WHEN WE DO NOT VOTE PROXIES

o We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account.

o We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, we generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

FOR MORE INFORMATION

Please contact your Brandes portfolio management team for more information about our proxy voting policy and procedures, or to obtain a copy of the policy and procedures, which describe our positions on proxy voting issues such as the election of directors, the appointment of auditors, defenses for proxy contests, tender offer defenses (such as poison pills), corporate governance matters, executive and director compensation, and mergers and restructurings. In addition, please contact your Brandes portfolio management team for information concerning how securities in your account were voted.

                         MARSICO CAPITAL MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients.

B.       DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C.       MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

4. Under its investment philosophy, MCM generally invests client funds in a company only if MCM believes that the company's management seeks to serve shareholders' best interests. Because MCM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. MCM may periodically reassess its view of company managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM generally sells its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       MCM'S PROXY VOTING PROCEDURES

6. When companies in which MCM has invested client funds issue proxies, MCM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

7. If MCM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, MCM generally abstains from voting proxies issued by the company after MCM has made the decision to sell. MCM generally will not notify clients when this type of routine abstention occurs.

8. MCM also may abstain from voting proxies in other circumstances. MCM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. MCM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because MCM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

12.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and BAC or a BAC subsidiary), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

         (i) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients; or

         (ii) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

         (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

         (ii)     Abstaining from voting the proxies; or

         (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

13. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management. MCM generally would notify affected clients of any such exception.

G.       VOTING BY CLIENT INSTEAD OF MCM

14. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

16. MCM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

17. MCM's client services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. MCM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

19. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

         (i)      Copies of all proxy voting policies and procedures;

         (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

         (iii)    Records of proxy votes cast on behalf of clients;

         (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

         (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

21. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.       AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

23. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in
Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

ADOPTED EFFECTIVE MARCH 31, 2003

                         CAUSEWAY CAPITAL MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC ("Causeway") votes the proxies of companies owned by Causeway International Value Fund (the "Fund"), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Fund shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively "clients"). Causeway's intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses Institutional Shareholder Services ("ISS") ProxyMaster for research, which assists the decision-making process, and ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks and maintains records.

PROXY VOTING GUIDELINES

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway's proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway's guidelines also recognize that a company's management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management's proposals or positions.

Causeway generally votes for:

         o        distributions of income

         o        appointment of auditors

         o        director compensation, unless deemed excessive

         o boards of directors - Causeway generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

                  Causeway generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

         o        financial results/director and auditor reports

         o        share repurchase plans

         o        changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

         o amendments to articles of association or other governing documents

         o        changes in board or corporate governance structure

         o changes in authorized capital including proposals to issue shares

         o compensation - Causeway believes that it is important that a company's equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway's clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

         o        debt issuance requests

         o mergers, acquisitions and other corporate reorganizations or restructurings

         o        changes in state or country of incorporation

         o        related party transactions

Causeway generally votes against:

         o anti-takeover mechanisms - Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

         o social issues - Causeway believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway's interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a "significant business relationship" is one that: (1) represents 1.5% or $1,000,000 of Causeway's revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway's employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway's employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public,
(ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway's General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for Causeway's vote. If Causeway does not seek the client's instructions or consent, Causeway will vote as follows:

         o If a "for" or "against" or "with management" guideline applies to the proposal, Causeway will vote in accordance with that guideline.

         o If a "for" or "against" or "with management" guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Voting Proxies for Non-US Companies; Inadequate Information

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway's voting instructions. As a result, clients' non-US proxies will be voted on a best efforts basis only.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

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                               MACKAY SHIELDS LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                      FOR THE NATIONS HIGH YIELD BOND FUND


1. POLICY.

         MacKay Shields shall vote the proxies of its clients solely in the interest of its clients and for the exclusive purpose of providing benefits to them. MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to clients of MacKay Shields have not been received, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it does not receive.

         MacKay Shields shall report annually (or more frequently upon request) to its clients on proxy votes cast on their behalf. These proxy-voting reports will demonstrate MacKay Shields's compliance with its fiduciary duty and will facilitate clients' monitoring of MacKay Shields.

         MacKay Shields shall consider the attached guidelines, Schedule A, as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients. Any deviation from these guidelines must be requested in writing by a client and approved by MacKay's General Counsel or Chief Compliance Officer.

2. VOTING DELEGATION.

         The marketing or client service person responsible for establishing the account is also responsible for determining whether the client wishes to delegate proxy-voting authority to MacKay Shields. The delegation of voting authority to MacKay Shields, and MacKay's use of a third-party vendor (currently Institutional Shareholder Services "ISS") shall be memorialized in the client's investment management agreement. ISS shall be notified of new accounts using the Form attached as Schedule B.

3. CONFLICTS OF INTEREST.

         In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the pre-determined policy drafted by ISS. The ISS proxy guidelines are drafted to insure that all proxies are voted solely in the interest of our clients. Any proposed deviation from the standard policy must be submitted to the MacKay Shields Legal/Compliance department for review and approval. All votes cast that deviate from the standard policy must be submitted for review by the MacKay Shields Compliance Committee.

4. REVIEW VOTING AND GUIDELINES.

         As part of its periodic reviews, MacKay Shields' Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the MacKay Shields Compliance Committee.

                                   SCHEDULE A



                       INSTITUTIONAL SHAREHOLDER SERVICES
                                  VOTING POLICY

                                   SCHEDULE A

                                ISS PROXY VOTING
                                   GUIDELINES
                                     SUMMARY
The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o        Fees for non-audit services are excessive, or

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse

         o Implement or renew a dead-hand or modified dead-hand poison pill

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Failed to act on takeover offers where the majority of the shareholders tendered their shares

         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         o        Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

         o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

         o        Majority of independent directors on board

         o        All-independent key committees

         o        Committee chairpersons nominated by the independent directors

         o CEO performance reviewed annually by a committee of outside directors

         o        Established governance guidelines

         o        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o Long-term financial performance of the target company relative to its industry; management's track record

         o        Background to the proxy contest

         o        Qualifications of director nominees (both slates)

         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price

         o        Fairness opinion

         o        Financial and strategic benefits

         o        How the deal was negotiated

         o        Conflicts of interest

         o        Other alternatives for the business

         o        Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Impact on the balance sheet/working capital

         o        Potential elimination of diseconomies

         o        Anticipated financial and operating benefits

         o        Anticipated use of funds

         o        Value received for the asset

         o        Fairness opinion

         o        How the deal was negotiated

         o        Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

         o        Dilution to existing shareholders' position

         o        Terms of the offer o Financial issues

         o        Management's efforts to pursue other alternatives

         o        Control issues o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

         o        The reasons for the change

         o        Any financial or tax benefits

         o        Regulatory benefits

         o        Increases in capital structure

         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

         o        Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

         o Prospects of the combined company, anticipated financial and operating benefits

         o        Offer price

         o        Fairness opinion

         o        How the deal was negotiated

         o        Changes in corporate governance

         o        Change in the capital structure

         o        Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

         o        Tax and regulatory advantages

         o        Planned use of the sale proceeds

         o        Valuation of spinoff

         o        Fairness opinion

         o        Benefits to the parent company

         o        Conflicts of interest

         o        Managerial incentives

         o        Corporate governance changes

         o        Change in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders

         o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

         o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

         o        Cash compensation, and

         o        Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o        Historic trading patterns

         o        Rationale for the repricing

         o        Value-for-value exchange

         o        Option vesting

         o        Term of the option

         o        Exercise price

         o        Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: o Purchase price is at least 85 percent of fair market value

         o        Offering period is 27 months or less, and

         o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

         o Purchase price is less than 85 percent of fair market value, or

         o        Offering period is greater than 27 months, or

         o        VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

         o Whether the proposal mandates that all awards be performance-based

         o Whether the proposal extends beyond executive awards to those of lower-ranking employees

         o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

         o The parachute should be less attractive than an ongoing employment opportunity with the firm

         o The triggering mechanism should be beyond the control of management

         o The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

         o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

         o The availability and feasibility of alternatives to animal testing to ensure product safety, and

         o        The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance

         o The company's standards are comparable to or better than those of peer firms, and

         o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: o Whether the proposal focuses on a specific drug and region

         o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

         o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

         o Whether the company already limits price increases of its products

         o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

         o        The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

         o        The costs and feasibility of labeling and/or phasing out

         o The nature of the company's business and the proportion of it affected by the proposal

         o The proportion of company sales in markets requiring labeling or GMO-free products

         o        The extent that peer companies label or have eliminated GMOs

         o Competitive benefits, such as expected increases in consumer demand for the company's products

         o The risks of misleading consumers without federally mandated, standardized labeling

         o        Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o        The extent that peer companies have eliminated GMOs

         o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

         o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

         o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

         o Whether the company has adequately disclosed the financial risks of its subprime business

         o Whether the company has been subject to violations of lending laws or serious lending controversies

         o        Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

         o        The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

         o Whether the company has gone as far as peers in restricting advertising

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         o Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        The percentage of the company's business affected

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related
businesses:

         o        The percentage of the company's business affected

         o        The feasibility of a spinoff

         o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account: o Whether there are publicly available environmental impact reports;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

         o        The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

         o Environmentally conscious practices of peer companies, including endorsement of CERES

         o        Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

         o The company's level of disclosure lags that of its competitors, or

         o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected

         o        The extent that peer companies are recycling

         o        The timetable prescribed by the proposal

         o        The costs and methods of implementation

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

         o The nature of the company's business and the percentage affected

         o The extent that peer companies are switching from fossil fuels to cleaner sources

         o        The timetable and specific action prescribed by the proposal

         o        The costs of implementation

         o        The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay

         o The degree that social performance is already included in the company's pay structure and disclosed

         o The degree that social performance is used by peer companies in setting pay

         o Violations or complaints filed against the company relating to the particular social performance measure

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee

         o        Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities, and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations, and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country

         o        The company's workplace code of conduct

         o        Proprietary and confidential information involved

         o Company compliance with U.S. regulations on investing in the country

         o        Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         o Agreements with foreign suppliers to meet certain workplace standards

         o        Whether company and vendor facilities are monitored and how

         o        Company participation in fair labor organizations

         o        Type of business

         o        Proportion of business conducted overseas

         o        Countries of operation with known human rights abuses

         o Whether the company has been recently involved in significant labor and human rights controversies or violations

         o        Peer company standards and practices

         o        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations

         o The company has no recent human rights controversies or violations, or

         o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989

         o Company antidiscrimination policies that already exceed the legal requirements

         o        The cost and feasibility of adopting all nine principles

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

         o        The potential for charges of reverse discrimination

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         o        The level of the company's investment in Northern Ireland

         o        The number of company employees in Northern Ireland

         o        The degree that industry peers have adopted the MacBride
                  Principles

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components

         o        Whether the company's peers have renounced future production o


Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs

         o Whether the company currently or in the past has manufactured cluster bombs or their components

         o The percentage of revenue derived from cluster bomb manufacture

         o        Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available or

         o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business or

         o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o        The degree of board diversity

         o        Comparison with peer companies

         o        Established process for improving board diversity

         o        Existence of independent nominating committee

         o        Use of outside search firm

         o        History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive

         o The company has well-documented programs addressing diversity initiatives and leadership development

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

         o Whether the company's EEO policy is already in compliance with federal, state and local laws

         o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

         o The industry norm for including sexual orientation in EEO statements

         o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

         o        Board structure

         o        Director independence and qualifications

         o        Attendance at board and committee meetings.

Votes should be withheld from directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         o Ignore a shareholder proposal that is approved by a majority of shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Are interested directors and sit on the audit or nominating committee, or

         o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Past performance as a closed-end fund

         o Market in which the fund invests o Measures taken by the board to address the discount

         o        Past shareholder activism, board activity

         o        Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Past performance relative to its peers

         o        Market in which fund invests

         o        Measures taken by the board to address the issues

         o Past shareholder activism, board activity, and votes on related proposals

         o        Strategy of the incumbents versus the dissidents

         o        Independence of directors

         o        Experience and skills of director candidates

         o        Governance profile of the company

         o        Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Proposed and current fee schedules

         o        Fund category/investment objective

         o        Performance benchmarks

         o        Share price performance compared to peers

         o        Resulting fees relative to peers

         o        Assignments (where the advisor undergoes a change of control).


APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Stated specific financing purpose

         o        Possible dilution for common shares

         o        Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Potential competitiveness

         o        Regulatory developments

         o        Current and potential returns

         o        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL
RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o        The fund's target investments

         o        The reasons given by the fund for the change

         o        The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Political/economic changes in the target market

         o        Consolidation in the target market

         o        Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Potential competitiveness

         o        Current and potential returns

         o        Risk of concentration

         o        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Strategies employed to salvage the company

         o        The fund's past performance

         o        Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        The degree of change implied by the proposal

         o        The efficiencies that could result

         o        The state of incorporation

         o        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

         o Removal of shareholder approval requirement for amendments to the new declaration of trust

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

         o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

o Regulations of both states

o Required fundamental policies of both
states

o Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Fees charged to comparably sized funds with similar objectives

         o        The proposed distributor's reputation and past performance

         o        The competitiveness of the fund in the industry

         o        Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Resulting fee structure

         o        Performance of both funds

         o        Continuity of management personnel

         o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

         o        Performance of the fund's NAV

         o        The fund's history of shareholder relations

         o        The performance of other funds under the advisor's management.

                                   SCHEDULE B
                                       ISS

                         New/Closed Account Information


Insert Date
Insert Bank/Broker Contact Name
Insert Bank/Broker Firm Name
Insert Bank/Broker Address
Contact Phone
Contact Fax


RE: CHANGE OF PROXY CARD MAILING ADDRESS FOR THE FOLLOWING MACKAY SHIELDS
ACCOUNTS:
INSERT NAME(s) AND CORRESPONDING ACCOUNT NUMBER(s) REQUIRING ADDRESS
CHANGE

This letter serves as notice that our firm has retained Institutional Shareholder Services (ISS) to act as the voting agent for the securities held in the account(s) noted above for which we have a fiduciary obligation to vote.

EFFECTIVE IMMEDIATELY, please direct all ballots, meeting notices, and other proxy materials to ISS as follows:

                             ISS/1702/MACKAY SHIELDS
                                2099 Gaither Road
                                    Suite 501
                         Rockville, Maryland 20850-4045

Note: All proxy materials sent to ISS MUST include ISS/1702/MACKAY SHIELDS in the address field, as this code expedites processing of our proxies at ISS.

THIS MAIL ISS/1702/MACKAY SHIELDS PERTAINS ONLY TO THE ACCOUNT(s) NOTED ABOVE AND SHOULD BE USED ONLY WHEN FORWARDING PROXIES AND MATERIALS FOR THESE SPECIFIED ACCOUNTS.

Please continue to send ALL NON-PROXY MATERIALS DIRECTLY TO MACKAY SHIELDS.

In order for ISS to track that the custodian(s) have followed and complied with our above instructions, please FAX a copy of this letter with your initials and date the address change was made to the ISS representative listed below:

FAX TO:                                  FOR CUSTODIAN USE ONLY:
U.S. Voting Agent Service                Signature of person authorizing change:
Institutional Shareholder Services       _______________________________________
FAX: 301.545.4651                        Date address change was made:
PHONE: 301.545.4125                      _____/___/______

Please be advised that members of the ISS staff are authorized by our firm to contact you directly in the event that proxies for any of the above-noted accounts have not been received. We ask that you cooperate fully with the ISS staff to ensure that our ballots are voted in a timely manner.

Thank you for your prompt assistance in this matter.

Sincerely,



AUTHORIZED CLIENT SIGNATURE

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. EXHIBITS

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645)

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(a)                    Articles of Incorporation:

(a)(1) Certificate of Trust dated October 22, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed
                       February 10, 2000.

(a)(2)                 Amended and Restated Declaration of Trust dated February
                       22, 2001, incorporated by reference to Post-Effective
                       Amendment No. 35, filed July 30, 2004.
---------------------- ---------------------------------------------------------
(b)                    Bylaws:

                       Not Applicable
---------------------- ---------------------------------------------------------
(c)                    Instruments Defining Rights of Securities Holders:

                       Not Applicable
---------------------- ---------------------------------------------------------
(d)                    Investment Advisory Contracts:

(d)(1)                 Investment Advisory Agreement between Banc of America
                       Capital Management, LLC ("BACAP") and Nations Funds Trust
                       ("Registrant") dated January 1, 2003, Schedule I amended
                       December 1, 2004, filed herewith.
---------------------- ---------------------------------------------------------

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(d)(2)                 BACAP Assumption Agreement on behalf of the LifeGoal
                       Portfolios dated January 1, 2003, incorporated by
                       reference to Post-Effective Amendment No. 30, filed June
                       18, 2003.

(d)(3)                 Investment Advisory Agreement between BACAP and the
                       Registrant on behalf of the Fixed Income Sector
                       Portfolios dated January 1, 2003, Schedule I effective
                       August 28, 2002, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(4)                 BACAP Assumption Agreement on behalf of the Fixed Income
                       Sector Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June
                       18, 2003.

(d)(5)                 Investment Sub-Advisory Agreement among BACAP, Brandes
                       Investment Partners, LLC ("Brandes") and the Registrant dated January 1, 2003, Schedule I amended July 18, 2003, incorporated by reference to Post-Effective Amendment No.
                       32, filed July 31, 2003.

(d)(6)                 Investment Sub-Advisory Agreement among BACAP, Marsico
                       Capital Management, LLC ("Marsico Capital") and the
                       Registrant, dated November 2, 2004, filed herewith.
---------------------- ---------------------------------------------------------
(e)                    Underwriting Contract:

(e)(1)                 Distribution Agreement with BACAP Distributors, LLC
                       ("BACAP Distributors") dated January 1, 2003, Schedule I
                       amended January 23, 2004, incorporated by reference to
                       Post-Effective Amendment No. 35, filed July 30, 2004.
---------------------- ---------------------------------------------------------
(f)                    Bonus or Profit Sharing Contracts:

(f)(1)                 Deferred Compensation Plan adopted December 9, 1999, last
                       amended November 19, 2003, incorporated by reference to
                       Post-Effective Amendment No. 35, filed July 30, 2004.
---------------------- ---------------------------------------------------------
(g)                    Custodian Agreements:

(g)(1)                 Amended and Restated Custody Agreement between the
                       Registrant and The Bank of New York ("BNY") dated July 2,
                       2001, Schedule I amended January 23, 2004, incorporated
                       by reference to Post-Effective Amendment No. 35, filed
                       July 30, 2004.
---------------------- ---------------------------------------------------------

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(g)(2)                 Custody Agreement between the Registrant and Bank of
                       America, N.A. on behalf of the LifeGoal Portfolios
                       (except Nations LifeGoal Income Portfolio) dated June 8,
                       2001, incorporated by reference to Post-Effective
                       Amendment No. 11, filed July 31, 2001.
---------------------- ---------------------------------------------------------
(h)                    Other Material Contracts:

(h)(1)                 Administration Agreement between the Registrant and BACAP
                       Distributors dated January 1, 2003, Schedule A amended
                       January 23, 2004, Schedule B amended December 1, 2004, filed herewith.

(h)(2) Sub-Administration Agreement among the Registrant, BNY and BACAP Distributors dated January 1, 2003, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(3)                 Shareholder Servicing Plan relating to Investor A Shares,
                       Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(4)                 Shareholder Servicing Plan relating to Investor B Shares,
                       Exhibit I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(5)                 Shareholder Servicing Plan relating to Investor C Shares,
                       Exhibit I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(6)                 Shareholder Servicing Plan relating to Adviser Class
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                       31, 2002.

(h)(7)                 Shareholder Servicing Plan relating to Daily Class
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                       31, 2002.

(h)(8)                 Shareholder Servicing Plan relating to Investor Class
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                       31, 2002.

(h)(9)                 Shareholder Servicing Plan relating to Liquidity Class
                       Shares, Exhibit I amended January 1, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed
                       July 30, 2004.

(h)(10)                Shareholder Servicing Plan relating to Market Class
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                       31, 2002.

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(h)(11)                Shareholder Servicing Plan relating to Marsico Shares,
                       Exhibit I amended May 10, 2002, incorporated by reference
                       to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(12)                Shareholder Servicing Plan relating to Service Class
                       Shares, Schedule I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                       31, 2002.

(h)(13)                Shareholder Administration Plan relating to Investor A
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(14) Shareholder Administration Plan relating to Investor B and Investor C Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No.
                       26, filed July 31, 2002 and Post-Effective Amendment No.
                       35, filed July 30, 2004.

(h)(15)                Shareholder Administration Plan relating to Institutional
                       Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No.
                       26, filed July 31, 2002 and Post-Effective Amendment No.
                       35, filed July 30, 2004.

(h)(16)                Shareholder Administration Plan relating to Marsico
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(17)                Shareholder Administration Plan relating to Trust Class
                       Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                       31, 2002 and Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(18)                Transfer Agency and Services Agreement between PFPC Inc.
                       (formerly First Data Investor Services Group, Inc.)
                       ("PFPC") and the Nations Funds family dated June 1, 1995,
                       Schedule G amended March 31, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(19)                Adoption Agreement and Amendment to Transfer Agency and
                       Services Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed
                       February 10, 2000.

(h)(20)                Amendment to Transfer Agency and Services Agreement dated
                       January 1, 1999, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(h)(21)                Sub-Transfer Agency Agreement between PFPC and Bank of
                       America, N.A. ("Bank of America") dated September 11,
                       1995, Schedule A amended January 23, 2004, incorporated
                       by reference to Post-Effective Amendment No. 35, filed
                       July 30, 2004.

(h)(22)                Amendment No. 1 to the Sub-Transfer Agency and Services
                       Agreement dated January 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed
                       December 27, 2000.

(h)(23)                Amendment No. 2 to the Sub-Transfer Agency and Services
                       Agreement dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed
                       December 27, 2000.

(h)(24) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001, Appendix amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(h)(25)                Cross Indemnification Agreement among Nations Fund Trust,
                       Nations Fund, Inc., Nations Reserves, Nations Master
                       Investment Trust and the Registrant dated February 14,
                       2000, incorporated by reference to Post-Effective
                       Amendment No. 1, filed February 10, 2000.
---------------------- ---------------------------------------------------------
(i)                    Legal Opinion

(i)(1)                 To be filed by amendment.
---------------------- ---------------------------------------------------------
(j)                    Other Opinions

                       To be filed by amendment.
---------------------- ---------------------------------------------------------
(k)                    Omitted Financial Statements

                       Not Applicable
---------------------- ---------------------------------------------------------
(l)                    Initial Capital Agreements:

(l)(1)                 Investor Letter, incorporated by reference to
                       Post-Effective Amendment No. 1, filed February 10, 2000.
---------------------- ---------------------------------------------------------
(m)                    Rule 12b-1 Plans:

(m)(1)                 Shareholder Servicing and Distribution Plan relating to
                       Investor A Shares, Exhibit A amended January 23, 2004, incorporated by reference to Post-Effective Amendment No.
                       35, filed July 30, 2004.

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(m)(2)                 Distribution Plan relating to Investor A Shares, Exhibit
                       A amended October 8, 2002, incorporated by reference to
                       Post-Effective Amendment No. 35, filed July 30, 2004.

(m)(3)                 Distribution Plan relating to Investor B Shares, Exhibit
                       A amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(m)(4 )                Distribution Plan relating to Investor C Shares, Exhibit
                       A amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(m)(5)                 Distribution Plan relating to Daily Class Shares, Exhibit
                       A amended October 8, 2002, incorporated by reference to Post-Effective Amendment No. 32, filed July 31, 2003.

(m)(6)                 Distribution Plan relating to Investor Class Shares,
                       Exhibit A amended October 8, 2002, incorporated by reference to Post-Effective Amendment No. 32, filed July
                       31, 2003.

(m)(7)                 Distribution Plan relating to Liquidity Class Shares,
                       Exhibit A amended January 1, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.

(m)(8)                 Distribution Plan relating to Market Class Shares,
                       Exhibit A amended October 8, 2002, incorporated by reference to Post-Effective Amendment No. 32, filed July
                       31, 2003.

(m)(9)                 Distribution Plan relating to Service Class Shares,
                       Exhibit A amended January 1, 2004, incorporated by
                       reference to Post-Effective Amendment No. 35, filed July
                       30, 2004.
---------------------- ---------------------------------------------------------
(n)                    Financial Data Schedule:

                       Not Applicable.
---------------------- ---------------------------------------------------------
(o)                    Rule 18f-3 Plan:

(o)(1)                 Rule 18f-3 Multi-Class Plan, last amended January 23,
                       2004, incorporated by reference to Post-Effective
                       Amendment No. 35, filed July 30, 2004.
---------------------- ---------------------------------------------------------

EXHIBIT LETTER           DESCRIPTION
---------------------- ---------------------------------------------------------
(p)                    Codes of Ethics:

(p)(1)                 Nations Funds Family Code of Ethics, filed herewith.

(p)(2)                 Columbia Management Group Code of Ethics, effective
                       January 1, 2005, filed herewith.

(p)(3) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

(p)(4)                 Marsico Capital Code of Ethics, filed September 3, 2004.
---------------------- ---------------------------------------------------------
(q)(1)                 Powers of Attorney for Minor Mickel Shaw, Edward J.
                       Boudreau, Jr., William A. Hawkins, R. Glenn Hilliard,
                       William P. Carmichael, filed herewith.

(q)(3)                 Power of Attorney for Keith Banks, incorporated by
                       reference to Post-Effective Amendment No. 34, filed June
                       29, 2004.
---------------------- ---------------------------------------------------------

ITEM 23. PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

         No person is controlled by or under common control with the Registrant.

ITEM 24. INDEMNIFICATION

         Article VII of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the
Registrant's:

                  1.       Administration Agreement with BACAP Distributors;

                  2.       Sub-Administration Agreement with BNY and BACAP
                           Distributors;

                  3.       Distribution Agreement with BACAP Distributors;

                  4.       Custody Agreement with BNY;

                  5.       Custody Agreement with Bank of America, N.A.;

                  6.       Transfer Agency and Services Agreement with PFPC; and

                  7. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

         The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         To the knowledge of the Registrant, none of the directors or officers of BACAP, the adviser to the Registrant's portfolios, or Brandes or Marsico Capital, the investment sub-advisers to certain portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BACAP or Marsico Capital, or other subsidiaries of Bank of America Corporation.

         (a) BACAP performs investment advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

         (b) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24986).

         (c) Marsico Capital performs investment sub-advisory services for the Registrant and certain other customers. Marsico Capital is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Marsico Capital with the SEC pursuant to the Advisers Act (file no. 801-54914).

ITEM 26. PRINCIPAL UNDERWRITERS

         (a) BACAP Distributors, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Separate Account Trust and placement agent for Nations Master Investment Trust both of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by BACAP Distributors with the SEC pursuant to the 1940 Act (file no. 801-49874).

         (d) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

         (1) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (2) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

         (3) Marsico Capital, 1200 17th Street, Suite 1300, Denver, CO 80202 (records relating to its function as investment sub-adviser).

         (4) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (5) BACAP Distributors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as distributor and administrator).

         (6) BNY, 100 Church Street, 10th Floor, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

         (7) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).


ITEM 28. MANAGEMENT SERVICES

         Not Applicable

ITEM 29. UNDERTAKINGS

         Not Applicable

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina on the 6th day of May, 2005.

                                   NATIONS FUNDS TRUST

                                   By:                 *
                                       ---------------------------------------
                                       Christopher Wilson
                                       President and Chief Executive Officer

                                   By: /s/ R. Scott Henderson
                                       ---------------------------------------
                                       R. Scott Henderson
                                       *Attorney-in-Fact


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----
                *
----------------------------------                    Chairman                         May 6, 2005
(William P. Carmichael)                       of the Board of Trustees

                *
----------------------------------             Chief Financial Officer                 May 6, 2005
(J. Kevin Connaughton)                        (Principal Financial and
                                                 Accounting Officer)

                *                                      Trustee                         May 6, 2005
----------------------------------
(Edward J. Boudreau, Jr.)

                *                                      Trustee                         May 6, 2005
----------------------------------
(William A. Hawkins)

                *                                      Trustee                         May 6, 2005
----------------------------------
(R. Glenn Hilliard)

                *                                      Trustee                         May 6, 2005
----------------------------------
(Minor Mickel Shaw)


By: /s/ R. Scott Henderson
    ------------------------------
R. Scott Henderson
*Attorney-in-Fact